                                                                       EX 10.28a

                               STATE OF NEW JERSEY
                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

Whereas University Health Plans, Inc. has been granted a Certificate of Authority from the New Jersey Department of Health and Senior Services and the New Jersey Department of Banking and Insurance to operate a Health Maintenance Organization (HMO) in the counties of Atlantic, Cumberland, Salem, Sussex and Warren in the State of New Jersey, and

Whereas, the Department of Human Services, Division of Medical Assistance and Health Services (DMAHS) is desirous of permitting University Health Plans, Inc. to enroll Medicaid and NJ FamilyCare recipients in the counties of Atlantic, Cumberland, Salem, Sussex and Warren, and

In accordance with Article 7 Section 7.11.2A of the Contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date . October 1 , 2000, it is hereby agreed that the contract be amended as follows:

1) Article 5; Enrollee Services, section 5.1. B, Enrollment Area shall include the counties of Atlantic, Cumberland, Salem, Sussex and Warren (see attached Article 5, section 5. 1B.):

2) Appendices, section D.3, Contractor's Provider Network shall include the contractor's provider network for the counties of Atlantic, Cumberland, Salern, Sussex and Warren (see attached Appendix D.3);

3) Appendices, section D.4, Contractor's List of Subcontractors shall include the contractor's subcontractor network for the counties of Atlantic, Cumberland, Salem, Sussex and Warren (see attached Appendix D.4).

All other terms and conditions of the initial contract and amendments remain unchanged.

The contracting parties indicate their agreement by their signatures.

UNIVERSITY HEALTH PLANS, INC.                STATE OF NEW JERSEY
                                             DEPARTMENT OF HUMAN SERVICES

BY:/s/ Alexander McLean                      BY:/s/ Matthew D'oria
-----------------------------------          -----------------------------------
                                                      MATTHEW D. D'ORIA

TITLE: PRESIDENT AND CEO                     TITLE:   ACTING DIRECTOR, DMAHS

DATE: 7/31/03                                DATE:    8/13/03

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that certain sections of the contract shall be amended to take effect November 1, 2003, as follows:

1. ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES, " Sections 4.1.5(C), 4.1.5(D), 4.1.6(A)3 and 4.1.7(C)13 shall be amended as reflected in
         Article 4, Sections 4.1.5(C), 4,1.5(D), 4.1.6(A)3 and 4,1,7(C)13
         attached hereto and incorporated herein.

2. ARTICLE 5, "ENROLLEE SERVICES," Sections 5.B.2(M) and 5.8.2(U) shall be amended as reflected in Article 5, Sections 5.8.2(M) and 5,8.2(U) attached hereto and incorporated herein.

3. ARTICLE 8, "FINANCIAL PROVISIONS," Section B.5.6 shall be amended as reflected in Section 8.5.6 attached hereto and incorporated herein.

4. APPENDIX, SECTION B, "COST-SHARING REQUIREMENTS FOR NJ FAMILYCARE PLAN C, PLAN D AND PLAN H BENEFICIARIES", B.5.2, Plan H co-pays shall be amended as reflected in Section B, B.5.2 attached hereto and incorporated herein.

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

     UNIVERSITY HEALTH PLANS, INC.                  STATE OF NEW JERSEY
                                             DEPARTMENT OF HUMAN SERVICES

BY:/s/ Alexander McLean                      BY:/s/ Ann Clemency Kohler
-----------------------------------          -----------------------------------
                                                     ANN CLEMENCY KOHLER

TITLE: PRESIDENT AND CEO                     TITLE: DIRECTOR, DMAHS

DATE: 10/28/03                               DATE: [ILLIGIBLE]

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: /s/ [ILLEGIBLE]
-----------------------------------
    DEPUTY ATTORNEY GENERAL

DATE: 11/05/03
         an enrollee's risk factors, 3) development of a plan of care, 4) referrals and assistance to ensure timely access to providers, 5) coordination of care actively linking the enrollee to providers, medical services, residential, social, and other support services where needed, 6) monitoring, 7) continuity of care, and 8) follow-up and documentation.

         CENTERS FOR MEDICARE AND MEDICAID SERVICES (CMS) - formerly the Health Care Financing Administration (HCFA) within the U.S. Department of Health and Human Services.

         CERTIFICATE OF AUTHORITY--a license granted by the New Jersey Department of Banking and Insurance and the New Jersey Department of Health and Senior Services to operate an HMO in compliance with N.J.S.A. 26;2J-1 et. seq.

         CHILDREN'S HEALTH CARE COVERAGE PROGRAM--means the program established by the "Children's Health Care Coverage Act", P.L. 1997, c.272 as a health insurance program for targeted, low-income children.

         CHILDREN WITH SPECIAL HEALTH CARE NEEDS--those children who have or are at increased risk for chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type and amount beyond that required by children generally.

         CHRONIC ILLNESS--a disease or condition of long duration (repeated inpatient hospitalizations, out of work or school at least three months within a twelve-month period, or the necessity for continuous health care on an ongoing basis), sometimes involving very slow progression and long continuance. Onset is often gradual and the process may include periods of acute exacerbation alternating with periods of remission.

         CLINICAL PEER--a physician or other health care professional who holds a non-restricted license in New Jersey and is in the same or similar specialty as typically manages the medical condition, procedure, or treatment under review.

         CNM OR CERTIFIED NURSE MIDWIFE--a registered professional nurse who is legally authorized under State law to practice as a nurse-midwife, and has completed a program of study and clinical experience for nurse-midwives or equivalent.

         CNP OR CERTIFIED NURSE PRACTITIONER--a registered professional nurse who is licensed by the New Jersey Board of Nursing and meets the advanced educational and clinical practice requirements beyond the two to four years of basic nursing education required of all registered nurses.

         CNS OR CLINICAL NURSE SPECIALIST--a person licensed to practice as a registered professional nurse who is licensed by the New Jersey State Board of Nursing or similarly licensed and certified by a comparable agency of the state in which he/she practices.

         COLD CALL MARKETING-any unsolicited personal contact with a potential enrollee by an employee or agent of the contractor for the purpose of influencing the individual to enroll

Amended as of November 1, 2003                                               I-4

         C. Up to twelve (12) inpatient hospital days required for social necessity in accordance with Medicaid regulations.

         D. DDD/CCW waiver services; individual supports (which includes personal care and training), habilitation, case management, respite, and Personal Emergency Response Systems (PERS).

4.1.5    INSTITUTIONAL FEE-FOR-SERVICE BENEFITS - NO COORDINATION BY THE
         CONTRACTOR

         The following institutional services shall remain in the fee-for-service program without requiring coordination by the contractor. In addition, Medicaid beneficiaries participating in a waiver (except the Division of Developmental Disabilities Community Care Waiver) or demonstration program or admitted for long term care treatment in one of the following shall be disenrolled from the contractor's plan on the date of admission to institutionalized care.

         A. Nursing Facility care (Exception: if the admission is only for inpatient rehabilitation/postacute care services and is 30 days or less, the enrollee will not be disenrolled. The contractor remains financially responsible for services in this setting for 30 days. Thereafter, if the enrollee continues to receive services in this setting, the enrollee will be disenrolled, The contractor will no longer be financially responsible.) Not covered for NJ FamilyCare Plans B and C.

         B. Inpatient psychiatric services (except for RTCs) for individuals under age 21 and 65 and over - Services that are provided:

                  1.       Under the direction of a physician;

                  2. In a facility or program accredited by the Joint Commission on Accreditation of Health Care Organizations; and

                  3.       Meet the federal and State requirements.

         C. Intermediate Care Facility/Mental Retardation Services -- Items and services furnished in an intermediate care facility for the mentally retarded. COVERED FOR NJ FAMILYCARE PLAN A ONLY.

         D. Waiver (except Division of Developmental Disabilities Community Care Waiver) 1 and demonstration program services, COVERED FOR NJ FAMILYCARE PLAN A ONLY.

4.1.6    BENEFIT PACKAGE FOR NJ FAMILYCARE PLAN D

         A. Services Included In The Contractor's Benefits Package for NJ FamilyCare Plan D, The following services shall be provided and case managed by the contractor:

                  1.       Primary Care

Amended as of November 1, 2003                                             IV-10

                  a.       All physicians services, primary and specialty

                  b. In accordance with state, certification/licensure requirements, standards, and practices, primary care providers shall also include access to certified nurse midwifes, certified nurse practitioners, clinical nurse specialists, and physician assistants

                  c. Services rendered at independent clinics that provide ambulatory services

                  d. Federally Qualified Health Center primary care services

         2.       Emergency room services

         3. Family Planning Services, including medical history and physical examinations (including pelvic and breast), diagnostic and laboratory teats, drugs and biologicals, medical supplies and devices, counseling, continuing medical supervision, continuity of care and genetic counseling

                  Services provided primarily for the diagnosis and treatment of infertility, including sterilization reversals, and related office (medical and clinic) visits, drugs, laboratory services, radiological and diagnostic services and surgical procedures are not covered by the NJ FamilyCare program, Obtaining family planning services from providers outside the contractor's provider network is not available to NJ FamilyCare Plan D enrollees, EXCEPT FOR THOSE PLAN D ENROLLEES WITH PROGRAM STATUS CODE 380.

         4. Home Health Care Services -- Limited to skilled nursing for a home bound beneficiary which is provided or supervised by a registered nurse, and home health aide when the purpose of the treatment is skilled care; and medical social services which are necessary for the. treatment of the beneficiary's medical condition

         5.       Hospice Services

         6. Inpatient Hospital Services, including general hospitals, special hospitals, and rehabilitation hospitals. The contractor shall not be responsible when the primary admitting diagnosis is mental health or substance abuse related.

         7.       Outpatient Hospital Services, including outpatient surgery

Amended as of November 1, 2003                                             IV-11

         12. Durable Medical Equipment - excludes any equipment not listed in Appendix, Section B.4,1, and not covered if not part of inpatient hospital discharge plan

         13. Early and Periodic Screening, Diagnosis and Treatment (EPSDT) services.

         14. Transportation Services, including non-emergency ambulance, invalid coach, and lower mode transportation

         15.      Hearing Aid Services

         16. Blood and Blood Plasma, except administration of blood, processing of blood, processing fees and fees related to autologous blood donations are covered.

         17.      Cosmetic Services

         18.      Custodial Care

         19.      Special Remedial and Educational Services

         20.      Experimental and Investigational Services

         21.      Medical Supplies (except diabetic supplies)

         22.      Infertility Services

         23.      Rehabilitative Services for Substance Abuse

         24. Weight reduction programs or dietary supplements, except operations, procedures or treatment of obesity when approved by the contractor

         25. Acupuncture and acupuncture therapy, except when performed as a form of anesthesia in connection with covered surgery

         26. Temporomandibular joint disorder treatment, including treatment performed by prosthesis placed directly in the teeth

         27.      Recreational therapy

         28.      Sleep therapy

         29.      Court-ordered services

         30.      Thermograms and thermography

         31.      Biofeedback

         32.      Radial keratotomy

         33.      Respite Care

         34.      Inpatient hospital services for mental health

         35.      Inpatient and outpatient services for substance abuse

         36.      Partial hospitalization IV-17

Amended as of November 1, 2003                                             IV-17

         H. An explanation of the process for accessing emergency services and services which require or do not require referrals;

         I. A definition of the terms "emergency medical condition" and "post stabilization care services" and an explanation of the procedure for obtaining emergency services, including the need to contact the PCP for urgent care situations and prior to accessing such services in the emergency room;

         J. An explanation of the importance of contacting the PCP immediately for an appointment and appointment procedures;

         K. An explanation of where and how twenty-four (24) hour per day, seven (7) day per week, emergency services are available, including out-of-area coverage, and procedures for emergency and urgent health care service, including the fact that the enrollee has a right to use any hospital or other setting for emergency care;

         L. A list of the Medicaid .and/or NJ FamilyCare services not covered by the contractor and an explanation of how to receive services not covered by this contract including the fact that such services may be obtained through the provider of their choice according to regular Medicaid program regulations. The contractor may also assist an enrollee or, where applicable, an authorized person, in locating a referral provider;

         M. A notification of the enrollee's right to obtain family planning services from the contractor or from any appropriate Medicaid participating family planning provider (42 C.F.R.
                  Section 431.51(b)); as well as an explanation that enrollees covered under NJ FamilyCare Plan D (EXCEPT PSC 380) may only obtain family planning services through the contractor's provider network, and that family planning services outside the contractor's provider network are not covered services.

         N. A description, of the process for referral to specialty and ancillary care providers and second opinions;

         O. An explanation of the reasons for which an enrollee may request a change of PCP, the process of effectuating that change, and the circumstances under which such a request may be denied;

         P. The reasons and process by which a provider may request an enrollee to change to a different PCP;

         Q. An explanation of an enrollee's rights to disenroll or transfer at any time for cause; disenroll or transfer in the first 90 days after the latter of the date the individual enrolled or the date they receive notice of enrollment and at least every twelve (12) months thereafter without cause and that the lock-in period does not apply to ABD, DDD or DYFS individuals;

Amended as of November 1, 2003                                            V - 14

         R.       Complaints and Grievances/Appeals

                  1. Procedures for resolving complaints, as approved by the DMAHS;

                  2. A description of the grievance/appeal procedures to be used to resolve disputes between a contractor and an enrollee, including; the name, title, or department, address, and telephone number of the person(s) responsible for assisting enrollees in grievance/appeal resolutions; the time frames and circumstances for expedited and standard grievances; the right to appeal a grievance determination and the procedures for filing such an appeal; the time frames and circumstances for expedited and standard appeals; the right to designate a representative; a notice that all disputes involving clinical decisions will be made by qualified clinical personnel; and that all notices of determination will include information about the basis of the decision and further appeal rights, if any;

                  3. The contractor shall notify all enrollees in their primary language of their rights to file grievances and appeal grievance decisions by the contractor;

         S. An explanation that o Medicaid/NJ FamilyCare Plan A enrollees, and Plan D enrollees with a program status code of 380, have the right to a Medicaid Fair Hearing with DMAHS and the appeal process through the DHSS for Medicaid and NJ FamilyCare enrollees, including instructions on the procedures involved in making such a request;

         T. Title, addresses, phone numbers and a brief description of the contractor's plan for contractor management/service personnel;

         U. The interpretive, linguistic, and cultural, services available through the contractor's PLAN;

         V. An explanation of the terms of enrollment in the contractor's plan, continued enrollment, automatic re-enrollment, disenrollment procedures, time frames for each procedure, default procedures, enrollee' s rights and responsibilities and causes for which an enrollee shall lose entitlement to receive services under this contract, and what should be done if this occurs;

         W. A statement strongly encouraging the enrollee to obtain a baseline physical and dental examination, and to attend scheduled orientation sessions and other educational and outreach activities;

         X. A description of the EPSDT program, and language encouraging enrollees to make regular use of preventive medical and dental services;

         Y. Provision of information to enrollees or, where applicable, an authorized person, to assist THEM in the selection of a PCP;

Amended as of November 1, 2003                                            V - 15

         KK. An explanation of the appropriate uses of the Medicaid/NJ FamilyCare identification card and the contractor identification card;

         LL. A notification, whenever applicable, that some primary care physicians may employ other health care practitioners, such as nurse practitioners or physician assistants, who may participate in the patient's care;

         MM. The enrollee's or, where applicable, an authorized person's signed authorization on the enrollment application allows release of medical records;

         NN. Notification that the enrollee's health status survey (obtained only by the HBC) will be sent to the contractor by the Health Benefits Coordinator;

         OO. A notice that enrollment and disenrollment is subject to verification and approval by DMAHS;

         PP. An explanation of procedures to follow if enrollees receive bills from providers of services, in or out of network;

         QQ. An explanation of the enrollee's financial responsibility for payment when services are provided by a health care provider who is not part of the contractor's organization or when a procedure, treatment or service is not a covered health care benefit by the contractor and/or by Medicaid;

         RR. A written explanation at the time of enrollment of the. enrollee' s right to terminate enrollment, and any other restrictions on the exercise of those rights, to conform to 42 U.S.C, Section 1396b(m)(2)(F)(ii), The initial enrollment information and the contractor's member handbook shall be adequate to convey this notice and shall have DMAHS approval prior to distribution;

         SS. An explanation that the contractor will contact or facilitate contact with, and require its PCPs to use their best efforts to contact, each new enrollee or, where applicable, an authorized person, to schedule an appointment for a complete, age/sex SPECIFIC baseline physical, and for enrollees with special needs who have been identified through a Complex Needs Assessment as having complex needs, the development of an Individual Health Care Plan at a time mutually agreeable to the contractor and the enrollee, but not later than ninety
                  (90) days after the effective date of enrollment for children under twenty-one (21) years of age, and not later than one hundred eighty (180) days after initial enrollment for adults; for adult clients of DDD, no later than ninety (90) days after the effective date of enrollment; and encourage enrollees to contact the contractor and/or their PCP to schedule an appointment;

         TT. An explanation of the enrollee's rights and responsibilities which should include, at a minimum, the following, as well as the provisions found in Standard X in NJ modified QAJU/QISMC in Section B.4.14 of the Appendices.

Amended as of November 1, 2003                                              V-17

         Individuals eligible through NJ FamilyCare PLANS A, B, C, AND ONLY THOSE PLAN D ENROLLEES with a program status code of 380 and all children groups shall receive protease inhibitors and other anti-retroviral agents under the contractor's plan. All other individuals eligible through NJ FamilyCare with program status codes of 497498, 300-301, 700-701, and 763, AND ALL PLAN H INDIVIDUALS shall receive protease inhibitors and other anti-retrovirals (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W51, W5J, W5K, W5L, W5M and
         W5N).through Medicaid fee for service and/or the AIDS Drug Distribution Program (ADDP).

8.5.7    EPSDT INCENTIVE PAYMENT

         The contractor shall be paid separately, $10 for every documented encounter record for a contractor-approved EPSDT screening examination. The contractor shall be required to pass the $10 amount directly to the screening provider.

         The incentive payment shall be reimbursed for EPSDT encounter records submitted in accordance with 1) procedure codes specified by DMAHS, and
         2) EPSDT periodicity schedule.

8.5.8    ADMINISTRATIVE COSTS

         The capitation rates, effective July 1, 2003,. recognize costs for anticipated contractor administrative expenditures due to Balanced Budget Act regulations.

8.5.9    NJ FAMILYCARE PLAN H ADULTS

         The contractor shall be paid an administrative fee for NJ FamilyCare Plan H adults without dependent .children, and restricted alien parents excluding pregnant women, as defined in Article One.

8.6      HEALTH BASED PAYMENT SYSTEM (HBPS) FOR THE ABD POPULATION WITHOUT
         MEDICARE

         The DMAHS shall utilize a Health-Based Payment System (HBPS) for reimbursements for the ABD population without Medicare to recognize larger average health care costs and greater dispersion around the average' than other DMAHS populations. The contractor shall be reimbursed not only on the basis of the demographic cells into which individuals fall, but also on the basis of individual health status.

         The Chronic Disability Payment System (CDPS) (University of California, San Diego) is. the HBPS or the system of Risk Adjustment that shall be used in this contract, The methodology for CDPS specific to New Jersey is provided in the Actuarial Certification Letter for Risk Adjustment issued separately to the contractor. Two base capitation rates and a DDD mental health/substance abuse add-on are developed for this population. These are:

Amended as of November 1, 2003                                            VIII-9

                          COST-SHARING REQUIREMENTS FOR
                         NJ FAMILYCARE PLAN D AND PLAN H

COPAYMENTS FOR NJ FAMILYCARE - PLAN D

Copayments will be required of parents/caretakers solely eligible through NJ FamilyCare Plan D whose family income is between 151(degree)/o and up to including 200% of the federal poverty level. The same copayments will be required of children solely eligible through NJ FamilyCare Plan D whose family income is between 201% and up to and including 350% of the federal poverty level, Exception - Both Eskimos and Native American Indians under the age of 19 are not required to pay copayments,

The total family limit (regardless of family size) on all cost-sharing may not exceed 5% of the annual family income.

Below is listed the services requiring copayments and the amount of each copayment. o

                       SERVICE                                         AMOUNT OF COPAYMENT
                       -------                                         -------------------
1. Outpatient Hospital Clinic Visits,                    $5 copayment for each outpatient clinic visit
   including Diagnostic Testing                          that is not for preventive services

2. Hospital Outpatient Mental Health Visits              $25 copayment for each visit

3  Outpatient Substance Abuse Services for               $5 copayment for each visit Detoxification

4. Hospital Outpatient Emergency Services                $35 copayment; no copayment is required if
   Covered for Emergency Services' only                  the member was referred to the Emergency Room by
   including service provided in an outpatient           his/her primary care provider for service
   hospital department or an urgent care facility        that should have been rendered in the primary care
   [Note:Triage and medical screening must be covered    provider's office or if the members is admitted
   in all situation.                                     into hospital

5. Primary Care Provider Services provided               $5 copayment for each visit (except for
   during normal office hours                            well- child visits in accordance with the
                                                         recommended schedule of the American Academy
                                                         of Pediatrics; lead screening and treatment;
                                                         age-appropriate immunizations; prenatal
                                                         care; or preventive dental services). The $5
                                                         copayment shall only apply to the first
                                                         prenatal visit

Amended as of November 1, 2003

                       SERVICE                                   AMOUNT OF COPAYMENT
                       -------                                   -------------------
6.  Primary Care Provider Services during                $10 copayment for each visit
    non-office hours and for home visits

7.  Podiatrist Services                                  $5 copayment for each visit

8.  Optometrist Services                                 $5 copayment for each visit,except for newborns
                                                         covered under fee-for-service.

9.  Outpatient Rehabilitation Services,                  $5 copayment for each visit
    including Physical Therapy, Occupational Therapy,
    and Speech Therapy

10. Prescription Drugs                                   $5 copayment, If greater than a 34-day supply of a
                                                         prescription drug is dispensed, a $10 copayment
                                                         applies,

11. Nurse Midwives                                       $5 copayment for the first prenatal visit; $10 for
                                                         services' rendered during non-office hours and for
                                                         home visits. No copayment for preventive services
                                                         or newborns covered under fee-for-service.

12. Physician specialist office visits during            $5 copayment per visit
    normal office hours

13. Physician specialist office visits during            $10 copayment per visit
    normal office hours or home visit

14. Nurse Practitioners                                  $5 copayment for each visit (except for preventive care services)
                                                         $10 copayment per non-office hour visits

15. Psychologist Services                                $5 copayment for each visit

16. Laboratory and X-ray Services                        $5 copayment for each visit that is not part of an office visit

COPAYMENTS FOR NJ FAMILYCARE - PLAN H
COPAYMENTS WILL BE REQUIRED OF INDIVIDUALS ELIGIBLE THROUGH NJ FAMILYCARE PLAN H WHOSE FAMILY INCOME IS BETWEEN 151% AND UP TO INCLUDING 250% OF THE FEDERAL POVERTY LEVEL.

THE TOTAL FAMILY LIMIT (REGARDLESS OF FAMILY SIZE) ON ALL COST-SHARING MAY NOT EXCEED 5% OF THE ANNUAL FAMILY INCOME.

Amended as of November 1, 2003

Below is listed the services requiring copayments and the amount of each copayment.

                       SERVICE                                         AMOUNT OF COPAYMENT
                       -------                                         -------------------
1.  Outpatient Hospital Clinic Visits,including          $5 copayment for each outpatient clinic visit that is not
    Diagnostic Testing                                   for preventive services

2.  Independent Clinic Visits                            $5 copayment for each visit except for preventive services

3   Hospital outpatient Emergency Services covered       $35 copayment; no copayment is required if the member
    for the Emergency Services only including services   was referred to the Room by his/her primary care
    provided in an outpatient hospital department or     provider for services that should have been rendered
    an urgent care facility. [Note: Triage and medical   in the primary care provider's office or if the
    screenings must be covered in all situations.]       member is admitted into the hospital

4.  Primary Care Provider Services provided during       $5 copayment for each visit
    normal office hours

5.  Primary Care Provider Services during non-office     $10 copayment for each visit
    hours and for home visits

6.  Prescription Drugs                                   $5 copayment. If greater than a 34-day
                                                         supply of a prescription drug is dispensed, a
                                                         $10 copayment applies.

7.  Nurse Midwives, non-maternity 55 copayment except    $5 copayment except for preventive services render
    for preventive services; certified nurse             during non-office hour and for home visit
    practitioner, services;specialist non-office hours
    and for home visits.

8.  Physician specialist office visits during normal     $5 copyment per visit
    office hours

9.  Physician specialist office visits during            S10 copayment per
    visit non-office hours or home visits

10. Laboratory and X-ray Services                        $5 copayment for each visit that is not part of an
                                                         office visit

Amended as of November 1, 2003

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that certain sections of the contract shall be amended to be effective October 1, 2003, as follows:

NJ FamilyCare Extension - October 1, 2003

1. ARTICLE 1, "DEFINITIONS" section - for the following definition:

         -        NJ FamilyCare Plan H

shall be amended as reflected in the relevant pages of Article 1 attached hereto and incorporated herein.

2. ARTICLE 8, "FINANCIAL PROVISIONS," Sections 8.5.1 and 8.7(F)4 shall be amended as reflected in Article 8, Sections 8.5.1 and 8.7(F)4 attached hereto and incorporated herein.

3. APPENDIX, SECTION C, "CAPITATION RATES," shall be revised as reflected in SFY 2004 Capitation Rates attached hereto and incorporated herein.

NJ FamilyCare Extension -October 1, 2003

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

  UNIVERSITY HEALTH PLANS, INC.              STATE OF NEW JERSEY
                                         DEPARTMENT OF HUMAN SERVICES

BY: /s/ Alexander McLean                 BY: /s/ Mathew D. D'Oria
    --------------------------               -----------------------------
                                                 MATHEW D. D'ORIA

TITLE: President & CEO                   TITLE: ACTING DIRECTOR, DMAHS

DATE: 9/5/03                             DATE: 9/12/03

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: /s/ [ILLEGIBLE]
    ----------------------------

      DEPUTY ATTORNEY GENERAL

DATE: 9.12.03

         NJ FAMILYCARE PLAN D--means the State-operated program which provides managed care coverage to uninsured:

         - Parents/caretakers with children below the age of 19 who do not qualify for AFDC Medicaid with family incomes up to and including 200 percent of the federal poverty level; and

         - Parents/caretakers with children below the age of 23 years and children from the age of 19 through 22 years who are full time students who do not qualify for AFDC Medicaid with family incomes up to and including 250 percent of the federal poverty level; and

         - Children below the age of 19 with family incomes between 201 percent and up to and including 350 percent of the federal poverty level.

         Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services with the exception of both Eskimos and Native American Indians under the age of 19 years. These groups are identified by Program Status Codes (PSCs) or Race Code on the eligibility system as indicated below. For clarity, the Program Status Codes or Race Code, in the case of Eskimos and Native American Indians under the age of 19 years, related to Plan D non-cost sharing groups are also listed.

    PSC                      PSC                              Race Code
Cost Sharing           No Cost Sharing                     No Cost Sharing
--------------------------------------------------------------------------
     301                     300                                  3
     493                     380
     494                     497
     495
     498

         In addition to covered managed care services, eligibles under these programs may access certain services which are paid fee-for-service and not covered under this contract.

         NJ FAMILY CARE PLAN H--means the State-operated program which provides managed care coverage to uninsured:

         - Adults and couples without dependent children under the age of 19 with family incomes up to and including 100 percent of the federal poverty level;

         - Adults and couples without dependent children under the age of 23 years, who do not qualify for AFDC Medicaid, with family incomes up to and including 250 percent of the federal poverty level.

         Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services. These groups are identified by the program status code (PSC) indicated below. For clarity, the program status codes related to Plan H non-cost sharing groups are also listed.

Amended as of October 1, 2003                                               I-l9

    C. For Cause. DMAHS shall have the right to terminate this contract, without liability to the State, in whole or in part if the contractor:

         1. Takes any action or fails to prevent an action that threatens the health, safety or welfare of any enrollee, including significant marketing abuses;

         2. Takes any action that threatens the fiscal integrity of the Medicaid program;

         3. Has its certification suspended or revoked by DOBI, DHSS, and/or any federal agency or is federally debarred or excluded from federal procurement and non-procurement contracts;

         4. Materially breaches mis contract or fails to comply with any term or condition of this contract that is not cured within twenty (20) working days of DMAHS' request for compliance;

         5.       Violates state or federal law;

         6.       Fails to carry out the substantive terms of this contract;

         7.       Becomes insolvent;

         8.       Fails to meet applicable requirements in sections 1932, 1903
                  (m) and 1905(t)of the SSA;or

         9. Brings a proceeding voluntarily, or has a proceeding brought against it involuntarily, under the Bankruptcy Act

    D. Notice and Hearing. Except as provided in A and B above, DMAHS shall give the contractor ninety (90) days advance, written notice of termination of this contract, with an opportunity to protest said termination and/or request an informal hearing. This notice shall specify the applicable provisions of this contract and the effective date of termination, which shall not be less than will permit an orderly disenrollment of enrollees to the Medicaid fee-for-service program or transfer to another managed care program.

    E. Contractor's Right to Terminate for Material Breach. The contractor shall have the right to terminate this contract in the event that DMAHS materially breaches this contract or fails to comply with any material term or condition of this contract that is not cured within twenty (20) working days of the contractor's request for compliance. In such event, the contractor shall give DMAHS written notice specifying the reason for and the effective date of the termination, which shall not be less than will permit an orderly disenrollment of enrollees to the Medicaid fee-for-service program or transfer to another managed care program and in no event

Amended as of November 1, 2003                                            VII-13

Rates for DYFS, NJ FamilyCare Plans B, C, D, AND PLAN H and the non risk-adjusted rates for AIDS and clients of DDD are statewide. Rates for all other premium groups are regional in each of the following regions;

         - Region 1: Bergen, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, and Warren counties

         -        Region 2: Essex, Union, Middlesex, and Mercer counties

         - Region 3; Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester, Monmouth, Ocean, and Salem counties

         Contractors may contract for one or more regions but, except as provided in Article 2, may not contract for part of a region.

8.5.2    MAJOR PREMIUM GROUPS

         The following is a list of the major premium groups. The individual rate groups (e.g. children under 2 years, etc.) with their respective rates are presented in the rate tables in the appendix.

8.5.2.1  AFDC/TANF, NJC PREGNANT WOMEN, AND NJ FAMILYCARE PLAN A CHILDREN

         This grouping includes capitation rates for Aid to Families with Dependent Children (AFDC)/Temporary Assistance for Needy Families
         (TANF), New Jersey Care Pregnant Women and Children, and NJ FamilyCare Plan A children (includes individuals under 21 in PSC 380), but excludes individuals who have AIDS or are clients of DDD.

8.5.2.2  NJ FAMILYCARE PLANS B & C

         This grouping includes capitation rates for NJ FamilyCare Plans B and C enrollees, excluding individuals with AIDS and/or DDD clients.

8.5.2.3  NJ FAMILYCARE PLAN D CHILDREN

         This grouping includes capitation rates for NJ FamilyCare Plan D children, excluding individuals with AIDS.

8.5.2.4  NJ FAMILYCARE PLAN D PARENTS/CARETAKERS

         This grouping includes capitation rates for NJ FamilyCare Plan D parents/caretakers, excluding individuals with AIDS, and include only enrollees 19 years of age or older.

Amended as of October 1, 2003                                             VIII-6

8.5.4    SUPPLEMENTAL PAYMENT PER PREGNANCY OUTCOME

         Because costs for pregnancy outcomes were not included in the capitation rates, the contractor shall be paid supplemental payments for pregnancy outcomes for all eligibility categories.

         Payment for pregnancy outcome shall be a single, predetermined lump sum payment. This amount shall supplement the existing capitation rate paid. The Department will make a supplemental payment to contractors following pregnancy outcome. For purposes of this Article, pregnancy outcome shall mean each live birth, still birth or miscarriage occurring at the thirteenth (13th) or greater week of gestation. This supplemental payment shall reimburse the contractor for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby for the first 60 days after the birth plus through the end of the month in which the 60th day falls are included (See Section 8.5.3). Regional payment shall be made by the State to the contractor based on submission of appropriate encounter data as specified by DMAHS.

8.5.5    PAYMENT FOR CERTAIN BLOOD CLOTTING FACTORS

         The contractor shall be paid separately for factor VIII and IX blood clotting factors. Payment will be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with factor VIII or IX hemophilia. Payment for these products will be the lesser of: 1) Average Wholesale Price (AWP) minus 12.5% and 2) rates paid by the contractor.

8.5.6    PAYMENT FOR HIV/AIDS DRUGS

         The contractor shall be paid separately for protease inhibitors and other anti-retroviral agents (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, WSJ, W5K, W5L, W5M, W5N). Payment for protease inhibitors shall be made by DMAHS to the contractor based on:
         1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with HIV/AIDS. Payment for these products will be the lesser of: 1) Average Wholesale Price (AWP) minus 12.5% and
         2) rates paid by the contractor.

         Individuals eligible through NJ FamilyCare with a program status code of 380 and all children groups shall receive protease inhibitors and other anti-retroviral agents under the contractor's plan. All other individuals eligible through NJ FamilyCare with program status codes of 497-498, 300-301, 700-701, and 763 shall receive protease inhibitors and other anti-retrovirals (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, W5M and W5N) through Medicaid fee for service and/or the AIDS Drug Distribution Program (ADDP).

8.5.7    EPSDT INCENTIVE PAYMENT

Amended as of October 1, 2003                                             VIII-8

                           b. The claim is for prenatal care for a pregnant woman or for preventive pediatric services (including EPSDT services) that are covered by the Medicaid program.

                           c. The claim is for labor, delivery, and post-partum care and does not involve hospital costs associated with the inpatient hospital stay.

                           d. The claim is for a child who is in a DYFS supported out of home placement.

                           e. The claim involves coverage or services mentioned in 1.a, 1.b, 1.c, or 1.d, above in combination with another service.

                  2. If the contractor knows that the third party will neither pay for nor provide the covered service, and the service is medically necessary, the contractor shall neither deny payment for the service nor require a written denial from the third party.

                  3. If the contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the contractor shall contact the third party and determine whether or not such service is covered rather than requiring the enrollee to do so. Further, the contractor shall require the provider or subcontractor to bill the third party if coverage is available.

                  4. IN CERTAIN CIRCUMSTANCES, AND WITH THE PRIOR APPROVAL OF THE DMAHS, THE CONTRACTOR SHALL RETAIN THE ABILITY TO INITIATE TPL RECOVERY ACTIONS AGAINST HEALTH INSURANCE, AS DEFINED IN SECTION 8.7.D.1. THESE CIRCUMSTANCES INCLUDE, BUT ARE NOT LIMITED TO, INFORMATION SYSTEM FAILURES, CLAIMS SETTLEMENTS, AND APPEAL RESOLUTIONS. IN THESE CASES, ALL RECOVERED FUNDS SHALL BE RETAINED BY THE CONTRACTOR; A SUMMARY LEVEL OF THE RECOVERY EXPERIENCE, NET OF ANY VENDOR FEES DIRECTLY RELATED TO THE SPECIFIC RECOVERY ACTIVITY, WILL BE REPORTED TO THE STATE ON A QUARTERLY BASIS; AND THE RECOVERIES WILL BE REFLECTED IN CLAIMS ADJUSTMENTS THAT ARE SUBMITTED TO THE STATE WITH THE MONTHLY CLAIMS FILES, REFERENCED IN SECTION 8.7.D.1.A. THE STATE WILL TAKE INTO ACCOUNT THESE NET RECOVERIES IN SETTING CAPITATION RATES AND DETERMINING THE PAYMENT AMOUNTS.

    G.            Sharing of TPL Information by the State.

                  1. By the fifteenth (15th) day after the close of the month during which the State learns of such information, the State may provide the contractor with a list of all known health insurance coverage information for the purpose of updating the contractor's files. This information will be in the format of the State's TPL Resource File.

Amended as of October 1, 2003                                            VIII-13

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that certain sections of the contract amendment which were to be effective October 1, 2003 shall be amended to take effect November 1, 2003, as follows:

Managed Care Service Administrator - November 1, 2003

  1. PREFACE section shall be changed to include risk, non-risk and managed care service administrator language;

  2.     ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES," Sections 4.1.7(A)11
         (NEW) and 4.1.7(C)12 shall be amended as reflected in Article 4, Sections 4.1.7(A)11 and 4.1.7(C)12 attached hereto and incorporated herein.

  3. ARTICLE 7, "TERMS AND CONDITIONS," Section 7.13(A) shall be amended as reflected in Article 7, Section 7.13(A) attached hereto and incorporated herein.

  4. ARTICLE 8, "FINANCIAL PROVISIONS," Section 8.8(P) shall be amended as reflected in Section 8.8(P) attached hereto and incorporated herein.

  5. APPENDIX, SECTION B, "PROVISION OF HEALTH CARE SERVICES," B.4.1, Plan H Covered Durable Medical Equipment (new) shall be amended as reflected in Section B, B.4.1 attached hereto and incorporated herein.

  6. APPENDIX, SECTION E, "MANAGED CARE SERVICE ADMINISTRATOR," shall be revised as reflected in SFY 2004 Managed Care Service Administrator administrative fees attached hereto and incorporated herein.

Managed Care Service Administrator - November 1, 2003

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

UNIVERSITY HEALTH PLANS, INC.                 STATE OF NEW JERSEY
                                          DEPARTMENT OF HUMAN SERVICES

BY: /s/ Alexander McLean                  BY: Mathew D. D'Oria
    ----------------------                    ------------------------
                                              MATTHEW D. D'Oria

TITLE: President & CEO                    TITLE: ACTING DIRECTOR, DMAHS

DATE: 9/5/03                              DATE: 9/17/03

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: /s/ [ILLEGIBLE]
    -----------------------
    DEPUTY ATTORNEY GENERAL

DATE: 9/16/03

                              STATE OF NEW JERSEY
                          DEPARTMENT OF HUMAN SERVICES
               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
                                       AND

                          CONTRACT TO PROVIDE SERVICES

This comprehensive RISK AND NON-RISK contract is entered into this____________day of ___________, and is effective on the__________day of________between the Department of Human Services, which is in the executive branch of state government, the state agency designated to administer the Medicaid program under Title XIX of the Social Security Act, 42 U.S.C. 1396 et seq. pursuant to the New Jersey Medical Assistance Act, N.J.S.A. 30:4D-1 et seq. and the State Child Health Insurance Program under Title XXI of the Social Security Act, 42 U.S.C. 1397aa et seq., pursuant to the Children's Health Care Coverage Act, PL 1997, c,272 (also known as "NJ KidCare"), pursuant to Family Care Health Coverage Act, P.L. 2000, c,71 (also known as "NJ FamilyCare") whose principal office is located at P.O. Box 712, in the City of Trenton, New Jersey hereinafter referred to as the "Department" and______________________________, a federally qualified/ state defined health maintenance organization (HMO) which is a New Jersey, profit/non-profit corporation, certified to operate as an HMO by the State of New Jersey Department of Banking and Insurance and the State of New Jersey Department of Health and Senior Services, and whose principal corporate office is located at ___________________

________________ in the City of _____________________, County of_________ , New
Jersey, hereinafter referred to as the "contractor".

WHEREAS, the contractor is engaged in the business of providing prepaid, capitated comprehensive health care services pursuant to N.J.S.A. 26;2J-1 et seq. as well as non-risk administrative services for certain beneficiary groups; and

WHEREAS, the Department, as the state agency designated to administer a program of medical assistance for eligible persons under Title XIX of the Social Security Act (42 U.S.C. Sec. 1396, et seq., also known as "Medicaid"), for eligible persons under the Family Care Health Coverage Act (P.L. 2000, c.71) and for children under Title XXI of the Social Security Act (42 U.S.C. Sec. 1397aa, et seq., also known as "State Child Health Insurance Program"), is authorized pursuant to the federal regulations at 42 C.F.R. 434 to provide such a program through an HMO and is desirous of obtaining the contractor's services for the benefit of persons eligible for Medicaid/NJ FamilyCare; and

WHEREAS, the Division of Medical Assistance and Health Services (DMAHS), is the Division within the Department designated to administer the medical assistance program, and the Department's functions as regards all Medicaid/NJ FamilyCare program benefits

                           Improvement Act (CLIA) certificate of waiver or a certificate of registration along with a CLIA identification number. Those providers with certificates of waiver shall provide only the types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory services.

                  7.       Radiology Services -- Diagnostic and therapeutic

                  8.       Prescription drugs, excluding over-the-counter drugs
                           Exception: See Article 8 regarding Protease
                           Inhibitors and other antiretrovirals.

                  9. Transportation Services -- Limited to ambulance for medical emergency only

                  10.      Diabetic supplies and equipment

                  11. DME - limited benefit, only covered when medically necessary part of inpatient hospital discharge plan - (see appendix, Section B.4.1 for list of covered items)

         B. Services Available To NJ FamilyCare Plan H Under Fee-For-Service. The following services are available to NJ FamilyCare Plan H enrollees under fee-for-service:

                  1. Outpatient mental health services, limited to 60 days per calendar year.

                  2.       Abortion services

         C. Exclusions. The following services not covered for NJ FamilyCare Plan H participants either by the contractor or the Department include, but are not limited to:

                  1.       Non-medically necessary services.

                  2.       Intermediate Care Facilities/Mental Retardation

                  3.       Private duty nursing

                  4.       Personal Care Assistant Services

                  5.       Medical Day Care Services

                  6.       Chiropractic Services

                  7.       Dental services

                  8.       Orthotic devices

                  9.       Targeted Case Management for the chronically ill

                  10.      Residential treatment center psychiatric programs

                  11.      Religious non-medical institutions care and services

Amended as of November 1, 2003                                             IV-16

                  12. Durable Medical Equipment - excludes any equipment not listed in Appendix, Section B.4.1, and not covered if not part of inpatient hospital discharge plan

                  13. Early and Periodic Screening, Diagnosis and Treatment (EPSDT) services (except for well child care, including immunizations and lead screening and treatments)

                  14. Transportation Services, including non-emergency ambulance, invalid coach, and lower mode transportation

                  15.      Hearing Aid Services

                  16. Blood and Blood Plasma, except administration of blood, processing of blood, processing fees and fees related to autologous blood donations are covered.

                  17.      Cosmetic Services

                  18.      Custodial Care

                  19.      Special Remedial and Educational Services

                  20.      Experimental and Investigational Services

                  21.      Medical Supplies (except diabetic supplies)

                  22.      Infertility Services

                  23.      Rehabilitative Services for Substance Abuse

                  24. Weight reduction programs or dietary supplements, except operations, procedures or treatment of obesity when approved by the contractor

                  25. Acupuncture and acupuncture therapy, except when performed as a form of anesthesia in connection with covered surgery

                  26. Temporomandibular joint disorder treatment, including treatment performed by prosthesis placed directly in the teeth

                  27.      Recreational therapy

                  28.      Sleep therapy

                  29.      Court-ordered services

                  30.      Thermograms and thermography

                  31.      Biofeedback

                  32.      Radial keratotomy

                  33.      Respite Care

                  34.      Inpatient hospital services for mental health

                  35.      Inpatient and outpatient services for substance abuse

                  36.      Partial hospitalization

Amended as of November 1, 2003                                             IV-17

         C. For Cause. DMAHS shall have the right to terminate this contract, without liability to the State, in whole or in part if the contractor:

                  1. Takes any action or fails to prevent an action that threatens the health, safety or welfare of any enrollee, including significant marketing abuses;

                  2. Takes any action that threatens the fiscal integrity of the Medicaid program;

                  3. Has its certification suspended or revoked by DOBI, DHSS, and/or any federal agency or is federally debarred or excluded from federal procurement and non-procurement contracts;

                  4. Materially breaches this contract or fails to comply with any term or condition of this contract that is not cured within twenty (20) working days of DMAHS' request for compliance;

                  5.       Violates state or federal law;

                  6. Fails to carry out the substantive terms of this contract;

                  7.       Becomes insolvent;

                  8. Fails to meet applicable requirements in sections 1932, 1903 (m) and 1905(t) of the SSA; or

                  9. Brings a proceeding voluntarily, or has a proceeding brought against it involuntarily, under the Bankruptcy Act

         D. Notice and Hearing. Except as provided in A and B above, DMAHS shall give the contractor ninety (90) days advance, written notice of termination of this contract, with an opportunity to protest said termination and/or request an informal hearing. This notice shall specify the applicable provisions of this contract and the effective date of termination, which shall not be less than will permit an orderly disenrollment of enrollees to the Medicaid fee-for-service program or transfer to another managed care program.

         E. Contractor's Right to Terminate for Material Breach. The contractor shall have the right to terminate this contract in the event that DMAHS materially breaches this contract or fails to comply with any material term or condition of this contract that is not cured within twenty (20) working days of the contractor's request for compliance. In such event, the contractor shall give DMAHS written notice specifying the reason for and the effective date of the termination, which shall not be less than will permit an orderly disenrollment of enrollees to the Medicaid fee-for-service program or transfer to another managed care program and in no event

Amended as of November 1, 2003                                            VII-13

         I. It is hereby understood and agreed by both parties that this contract shall be effective and payments by DMAHS made to the contractor subject to the availability of State and federal funds. It is further agreed by both parties that this contract can be renegotiated or terminated, without liability to the State in order to comply with state and federal requirements for the purpose of maximizing federal financial participation.

         J. Upon termination of this contract, the contractor shall comply with the closeout procedures in Article 7.13.

         K. Rights and Remedies. The rights and remedies of the Department provided in this Article shall not be exclusive and are in addition to all other rights and remedies provided by law or under this contract.

7.13 CLOSEOUT REQUIREMENTS

         A. A closeout period shall begin one hundred-twenty (120) days prior to the last day the contractor is responsible for coverage of specific beneficiary groups or operating under this contract. During the closeout period, the contractor shall work cooperatively with, and supply program information to, any subsequent contractor and DMAHS. Both the program information and the working relationships between the two contractors shall be defined by DMAHS.

         B. The contractor shall be responsible for the provision of necessary information and records, whether a part of the MCMIS or compiled and/or stored elsewhere, to the new contractor and/or DMAHS during the closeout period to ensure a smooth transition of responsibility. The new contractor and/or DMAHS shall define the information required during this period and the time frames for submission. Information that shall be required includes but is not limited to:

                  1. Numbers and status of complaints and grievances in process;

                  2. Numbers and status of hospital authorizations in process, listed by hospital;

                  3.       Daily hospital logs;

                  4.       Prior authorizations approved and disapproved;

                  5.       Program exceptions approved;

                  6.       Medical cost ratio data;

                  7. Payment of all outstanding obligations for medical care rendered to enrollees;

Amended as of November 1, 2003                                            VII-15
                  payment that is proportionate to the part of the month during which the contractor provides coverage. Payments are calculated and made to the last day of a calendar month except as noted in this Article.

         J. Risk Assumption. The capitation rates shall not include any amount for recoupment of any losses suffered by the contractor for risks assumed under this contract or any prior contract with the Department.

         K. Hospitalizations. For any eligible person who applies for participation in the contractor's plan, but who is hospitalized prior to the time coverage under the plan becomes effective, such coverage shall not commence until the date after such person is discharged from the hospital and DMAHS shall be liable for payment for the hospitalization, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. If an enrollee's disenrollment or termination becomes effective during a hospitalization, the contractor shall be liable for hospitalization until the date such person is discharged from the hospital, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. The contractor must notify DMAHS of these occurrences to facilitate payment to appropriate providers.

         L. Continuation of Benefits. The contractor shall continue benefits for all enrollees for the duration of the contract period for which capitation payments have been made, including enrollees in an inpatient facility until discharge. The contractor shall notify DMAHS of these occurrences.

         M. Drug Carve-Out Report. The DMAHS will provide the contractor with a monthly electronic file of paid drug claims data for non-dually eligible, ABD enrollees.

         N. MCSA Administrative Fee. The Contractor shall receive a monthly administrative fee, PMPM, for its MCSA enrollees, by the fifteenth (15th) day of any month during which health care services will be available to an enrollee.

         O. Reimbursement for MCSA Enrollee Paid Claims. The contractor shall submit to DMAHS a financial summary report of claims paid on behalf of MCSA enrollees on a weekly basis. The report shall be summarized by category of service corresponding to the MCSA benefits and payment dates, accompanied by an electronic file of all individual claim numbers for which the State is being billed.

         P. MCSA Claims Payment Audits. The contractor shall monitor and audit claims payments to providers to identify payment errors, including duplicate payments, overpayments, underpayments, and excessive payments. For such payment errors (excluding underpayments), the contractor shall refund DMAHS the overpaid amounts. The contractor shall report the dollar amount of claims with payment errors on a monthly basis, which is subject to verification by the State. The contractor is responsible for collecting funds due to the State from providers, either through cash payments or through offsets to payments due the providers.

Amended as of November 1, 2003                                           VIII-18

                                 PLAN H COVERED
                            DURABLE MEDICAL EQUIPMENT

Alternating Pressure Pada

Bed Pans

Bladder Irrigation Supplies

Blood Glucose Monitors and Supplies

Canes

Commodes

NOTE: BATHROOM DEVICES PERMANENTLY ATTACHED ARE NOT COVERED

Crutches and Related Attachments

Fracture Frames

Gastrostomy Supplies

Hospital Beds (Manual, Semi-Electric, Full Electric) and Related Equipment

Ileostomy Supplies

Infusion Pumps

Intermittent Positive Pressure Breathing (IPPB) Treatments and Related
Supplies

IV Poles

Jejunostomy Supplies

Lancets and Related Devices

Loop Heals/Loop Toe Devices

Lymphedema Pumps

Manual Wheelchairs and Related Equipment

NOTE: MOTORIZED WHEELCHAIRS ARE NOT COVERED

NOTE: TYPES OF COVERED WHEELCHAIRS INCLUDE FULL-RECLINING; HEMI; HIGH-STRENGTH LIGHTWEIGHT; HIGH-STRENGTH LIGHTWEIGHT; HEAVY DUTY; AND SEMI-RECLINING.

Mattrass Overlays

Note: LOW AIR LOSS AND AIR FLUIDIZED BED SYSTEMS NOT COVERED

Nasogastric Tubing

Nebulizers and Related Supplies

Needles

Ostomy Supplies

Over-Bed Tables

Oxygen and Related Equipment and Supplies

NOTE: LIQUID AND GAS SYSTEMS AND OXYGEN CONCENTRATORS ARE COVERED

NOTE: VENTILATION SYSTEMS ARE NOT COVERED

Pacemaker Monitors

Parenteral Nutrition

Patient Lifts

Pneumatic Appliances

Sitz Bath

Suction Machines and Related Supplies

Syringes

Tracheostomy Supplies

Traction/Trapeze Apparatus

Urinals

Urinary Pouches and Related Supplies

Urine Glucose Tests

Walkers and Related Attachments

Wheelchair Seating/Support Systems
         with the contractor. Marketing by an employee of the contractor is considered direct; marketing by an agent is considered indirect.

         COMMISSIONER -- the Commissioner of the New Jersey Department of Human Services or a duly authorized representative.

         COMPLAINT -- a protest by an enrollee as to the conduct by the contractor or any agent of the contractor, or an act or failure to act by the contractor or any agent of the contractor, or any other matter in which an enrollee feels aggrieved by the contractor, that is communicated to the contractor and that could be resolved by the contractor within three (3) business days.

         COMPLAINT RESOLUTION -- completed actions taken to fully settle a complaint to the DMAHS' satisfaction.

         COMPREHENSIVE RISK CONTRACT -- a risk contract that covers comprehensive services, that is, inpatient hospital services and any of the following services, or any three or more of the following services:

         1.       Outpatient hospital services.

         2.       Rural health clinic services.

         3.       FQHC services.

         4.       Other laboratory and X-ray services.

         5.       Nursing facility (NF) services.

         6. Early and periodic screening, diagnosis and treatment (EPSDT) services.

         7.       Family planning services.

         8.       Physician services.

         9.       Home health services.

         CONDITION--a disease, illness, injury, disorder, or biological or psychological condition or status for which treatment is indicated.

         CONTESTED CLAIM -- a claim that is denied because the claim is an ineligible claim, the claim submission is incomplete, the coding or other required information to be submitted is incorrect, the amount claimed is in dispute, or the claim requires special treatment.

         CONTINUITY OF CARE -- the plan of care for a particular enrollee that should assure progress without unreasonable interruption.

         CONTRACT -- the written agreement between the State and the contractor, and comprises the contract, any addenda, appendices, attachments, or amendments thereto.

         CONTRACTING OFFICER -- the individual empowered to act and respond for the State throughout the life of any contract entered into with the State.

         CONTRACTOR -- the Health Maintenance Organization with a valid Certificate of Authority in New Jersey that contracts hereunder with the State for the provision of comprehensive health care services to enrollees on a prepaid, capitated basis, or for the provision of

Amended as of October 1, 2003                                                I-5
         administrative services for a specified benefits package to specified enrollees on a non-risk, reimbursement basis.

         CONTRACTOR'S PLAN--all services and responsibilities undertaken by the contractor pursuant to this contract.

         CONTRACTOR'S REPRESENTATIVE -- the individual legally empowered to bind the contractor, using his/her signature block, including his/her title. This individual will be considered the Contractor's Representative during the life of any contract entered into with the State unless amended in writing pursuant to Article 7.

         COPAYMENT -- the part of the cost-sharing requirement for NJ FamilyCare Plan D AND H enrollees in which a fixed monetary amount is paid for certain services/items received from the contractor's providers.

         COST AVOIDANCE-a method of paying claims in which the provider is not reimbursed until the provider has demonstrated that all available health insurance has been exhausted.

         COST NEUTRAL-the mechanism used to smooth data, share risk, or adjust for risk that will recognize both higher and lower expected costs and is not intended to create a net aggregate gain or loss across all payments.

         COVERED SERVICES--see "BENEFITS PACKAGE"

         CREDENTIALING--the contractor's determination as to the qualifications and ascribed privileges of a specific provider to render specific health care services.

         CULTURAL COMPETENCY--a set of interpersonal skills that allow individuals to increase their understanding, appreciation, acceptance of and respect for cultural differences and similarities within, among and between groups and the sensitivity to how these differences influence relationships with enrollees. This requires a willingness and ability to draw on community-based values, traditions and customs, to devise strategies to better meet culturally diverse enrollee needs, and to work with knowledgeable persons of and from the community in developing focused interactions, communications, and other supports.

         CWA OR COUNTY WELFARE AGENCY ALSO KNOWN AS COUNTY BOARD OF SOCIAL SERVICES--the agency within the county government that makes determination of eligibility for Medicaid and financial assistance programs.

         DAYS--calendar days unless otherwise specified.

         DBI--the New Jersey Department of Banking and Insurance in the executive branch of New Jersey State government.

         DEFAULT--see "AUTOMATIC ASSIGNMENT"

Amended as of October 1, 2003                                                I-6

         IPN OR INDEPENDENT PRACTITIONER NETWORK -- one type of HMO operation where member services are normally provided in the individual offices of the contracting physicians.

         LIMITED-ENGLISH-PROFICIENT POPULATIONS-individuals with a primary language other than English who must communicate in that language if the individual is to have an equal opportunity to participate effectively in and benefit from any aid, service or benefit provided by the health provider.

         MAINTENANCE SERVICES -- include physical services provided to allow people to maintain their current level of functioning. Does not include habilitative and rehabilitative services.

         MANAGED CARE -- a comprehensive approach to the provision of health care which combines clinical preventive, restorative, and emergency services and administrative procedures within an integrated, coordinated system to provide timely access to primary care and other medically necessary health care services in a cost effective manner.

         MANAGED CARE ENTITY-a managed care organization described in Section 1903(m)(l)(A) of the Social Security Act, including Health Maintenance Organizations (HMOs), organizations with Section 1876 or Medicare+Choice contracts, provider sponsored organizations, or any other public or private organization meeting the requirements of
         Section 1902(w) of the Social Security Act, which has a risk comprehensive contract and meets the other requirements of that Section.

         MANAGED CARE ORGANIZATION (MCO)--an entity that has, or is seeking to qualify for, a comprehensive risk contract, and that is -

         1. A Federally qualified HMO that meets the advance directives requirements of 42 CFR 489 subpart I; or

         2. Any public or private entity that meets the advance directives requirements and is determined to also meet the following conditions:

                  (i) Makes the services it provides to its Medicaid enrollees as accessible (in terms of timeliness, amount, duration, and scope) as those services are to other Medicaid recipients within the area served by the entity; and

                  (ii)     Meets the solvency standards of 42 CFR 438.116.

         MANAGED CARE SERVICE ADMINISTRATOR (MCSA) - AN ENTITY IN A NON-RISK BASED FINANCIAL ARRANGEMENT THAT CONTRACTS TO PROVIDE A DESIGNATED SET OF SERVICES FOR AN ADMINISTRATIVE fee. Services PROVIDED MAY INCLUDE, BUT ARE NOT LIMITED TO: MEDICAL MANAGEMENT, CLAIMS PROCESSING, PROVIDER NETWORK MAINTENANCE.

         MANDATORY-the requirement that certain DMAHS beneficiaries, delineated in Article 5, must select, or be assigned to a contractor in order to receive Medicaid services.

Amended as of October 1,2003                                                I-14

         NJ FAMILYCARE PLAN D--means the State-operated program which provides managed care coverage to uninsured:

         - Parents/caretakers with children below the age of 19 who do not qualify for AFDC Medicaid with family incomes up to and including 200-133 percent of the federal poverty level; and

         - Parents/caretakers with children below the age of 23 years and children from the age of 19 through 22 years who are full time students who do not qualify for AFDC Medicaid with family incomes up to and including 250 percent of the federal poverty level; and

         - Children below the age of 19 with family incomes between 201 percent and up to and including 350 percent of the federal poverty level.

         Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services with the exception of both Eskimos and Native American Indians under the age of 19 years. These groups are identified by Program Status Codes (PSCs) or Race Code on the eligibility system as indicated below. For clarity, the Program Status Codes or Race Code, in the case of Eskimos and Native American Indians under the age of 19 years, related to Plan D non-cost sharing groups are also listed.

     PSC                    PSC                   Race Code
Cost Sharing          No Cost Sharing          No Cost Sharing
------------------    -------------------      ------------------
     301                     300                       3
     493                     380
     494                     497
     495
     498

         In addition to covered managed care services, eligibles under these programs may access certain services which are paid fee-for-service and not covered under this contract.

         nj familycare plan h--means the State-operated program which provides managed care administrative services coverage to uninsured:

         - Adults and couples without dependent children under the age of 19 with family incomes up to and including 100 percent of the federal poverty level;

         - Adults and couples without dependent children under the age of 23 years, who do not qualify for AFDC Medicaid, with family incomes up to and including 250 percent of the federal poverty level.

         -        Restricted alien parents not including pregnant women.

         Plan h eligibles will be identified by a Capitation code. Capitation codes drive the service package. the Program Status Code drives the cost-sharing requirements.

         Any of the Program status codes listed below can include restricted alien parents. therefore, it is necessary to rely on the capitation code to identify Plan h eligibles.

Amended as of October 1, 2003                                               I-19

         Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services, These groups are identified by the program status code (PSC) indicated below. For clarity, the program status codes related to Plan H non-cost sharing groups are also listed.

   PSC PSC
 COST SHARING                         NO COST SHARING
 ------------                         ----------------
498 (W/CORRESPONDING             380, 310, 320, 330,410, 420,
    CAP CODE)                        430,470,497 (with
       701                         CORRESPONDING CAP CODES)
                                             700
                                             763

         NJ FAMILYCARE PLAN I -means the State-operated program mat provides certain benefits on a fee-for-service basis through the DMAHS for Plan D parents/caretakers with a program status code of 380.

         N.J.S.A. -- New Jersey Statutes Annotated,

         NON-COVERED CONTRACTOR SERVICES--services that are not covered in the contractor's benefits package included under the terms of this contract.

         NON-COVERED MEDICAID SERVICES--all services that are not covered by the New Jersey Medicaid State Plan.

         NON-PARTICIPATING PROVIDER-a provider of service that does not have a contract with the contractor.

         NON-RISK CONTRACT- a contract under which the contractor 1) is not at financial risk for changes in utilization or for costs incurred under the contract; and 2) may be reimbursed by the State on the basis of the incurred costs.

         OIT--the New Jersey Office of Information Technology,

         OTHER HEALTH COVERAGE-private non-Medicaid individual or group health/dental insurance. It may be referred to as Third Party Liability
         (TPL) or includes Medicare.

         OUT OF AREA SERVICES-all services covered under the contractor's benefits package included under the terms of the Medicaid contract which are provided to enrollees outside the defined basic service area.

         OUTCOMES--the results of the health care process, involving either the enrollee or provider of care, and may be measured at any specified point in time, Outcomes can be medical, dental, behavioral, economic, or societal in nature.

Amended as of October 1, 2003                                              I-20

         REFERRAL SERVICE -- those..health care services provided by a health professional other than the primary care practitioner and which are ordered and approved by the primary care practitioner or the contractor.

                  Exception A: An enrollee shall not be required to obtain a referral or be otherwise restricted in the choice of the family planning provider from whom the enrollee may receive family planning services.

                  Exception B: An enrollee may access services at a Federally Qualified Health Center (FQHC) in a specific enrollment area without the need for a referral when neither the contractor nor any other contractor has a contract with the Federally Qualified Health Center in that enrollment area and the cost of such services will be paid by the Medicaid fee-for-service program.

         REINSURANCE--an agreement whereby the reinsurer., for a consideration, agrees to indemnify the contractor, or other provider, against all or part of the loss which the latter may sustain under the enrollee contracts which it has issued.

         restricted alien -An individual who would qualify for Medicaid or nj FamilyCare, but for immigration status.

         RISK CONTRACT -- A contract under which the contractor assumes risk for the cost of the services covered under the contract, and may incur a loss if the cost of providing services exceeds the payments made by the Department to the contractor for services covered under the contract.

         RISK POOL - an account(s) funded with revenue from which medical claims of risk pool members are paid. If the claims paid exceed the revenues funded to the account, the participating providers shall fund part or all of the shortfall. If the funding exceeds paid claims, part or all of the excess is distributed to the participating providers.

         RISK THRESHOLD -- THE maximum liability, if the liability is based on referral services, to which a physician or physician group may be exposed under a physician incentive plan without being at substantial financial risk.

         ROUTINE CARE--treatment of a condition which would have no adverse effects if not treated within 24 hours or could be treated in a less acute setting (e.g., physician's office) or by the patient.

         SAFETY-NET PROVIDERS OR ESSENTIAL COMMUNITY PROVIDERS--public-funded or government-sponsored clinics and health centers which provide specialty/specialized services which serve any individual in need of health care whether or not covered by health insurance and may include medical/dental education institutions, hospital-based programs, clinics, and health centers.

         SAP--Statutory Accounting Principles.

Amended as of October 1, 2003                                               I-24
                  authorization checks, checks for service limitations, checks for service inconsistencies, medical review, and utilization management. Pharmacy claim edits shall include prospective drug utilization review (ProDUR) checks.

                  The contractor shall comply with New Jersey law and regulations to process records in error. (Note: Uncontested payments to providers and uncontested portions of contested claims should not be withheld pending final adjudication.)

         C. Benefit and Reference Files. The system shall provide file-driven processing for benefit determination, validation of code values, pricing (multiple methods and schedules), and other functions as appropriate. Files should include code descriptions, edit criteria, and effective dates. The system shall support the State's procedure and diagnosis coding schemes and other codes that shall be submitted on the hardcopy and electronic reports and files.

                  The system shall provide for an automated update to the National Drug Code file including all product, packaging, prescription, and pricing information.

                  The system shall provide online access to reference file information. The system should maintain a history of the pricing schedules and other significant reference data.

         D. Claims/Encounter History Files. The contractor shall maintain two (2) years active history of adjudicated claims and encounter data for verifying duplicates, checking service limitations, and supporting historical reporting. For drug claims, the contractor may maintain nine (9) months of active history of adjudicated claims/encounter data if it has the ability to restore such information back to two (2) years and provide for permanent archiving in accordance with Article 3.1.2F. Provisions should be made to maintain permanent history by service date for those services identified as "once-in-a-lifetime" (e.g., hysterectomy), The system should readily provide access to all types of claims and encounters (hospital, medical, dental, pharmacy, etc.) for combined reporting of claims and encounters. Archive requirements are described in Article 3.1.2F.

3.4.2    COORDINATION OF BENEFITS

         The contractor shall exhaust all other sources of payment prior to remitting payment for a Medicaid/NJ FamilyCare enrollee.

         A. Other Coverage Information, The contractor shall maintain other coverage information for each enrollee. The contractor shall verify the other coverage information provided by the State pursuant to Article 8.7 and develop a system to include additional other coverage information when it becomes available. The contractor shall provide a periodic file of updates to other coverage back to the State as specified in
                  Article 8.7.

Amended as of October 1, 2003                                             III-10

ARTICLE FOUR: PROVISION OF HEALTH CARE SERVICES

4.1      COVERED SERVICES

         A. For enrollees who are eligible through Title V, Title XIX or the NJ FamilyCare program the contractor shall provide or arrange to have provided comprehensive, preventive, and diagnostic and therapeutic, health care services to enrollees that include all services that Medicaid/NJ FamilyCare beneficiaries are entitled to receive under Medicaid/NJ FamilyCare, subject to any limitations and/or excluded services as specified in this Article. Provision of these services shall be equal in amount, duration, and scope as established by the Medicaid/NJ FamilyCare program, in accordance with medical necessity and without any predetermined limits, unless specifically stated; and as set forth in 42 C.F.R, Part 440; 42 C.F.R. Part 434; Part 438 the Medicaid State Plan; the Medicaid Provider Manuals: The New Jersey Administrative Code, Title 10, Department of Human Services Division of Medical Assistance and Health Services; Medicaid/NJ FamilyCare Alerts; Medicaid/NJ FamilyCare Newsletters; and all applicable federal, and State statutes, rules, and regulations.

         B. All provisions of this article shall apply to enrollees of the contractor's comprehensive risk contract as well as to beneficiaries under the managed care service administrator arrangement unless specifically stated otherwise.

4.1.1    GENERAL PROVISIONS AND CONTRACTOR RESPONSIBILITIES

         A.       With the exception of certain emergency services described in
                  Article 4.2.1 of this contract, all care covered by the contractor pursuant to the benefits package must be provided, arranged, or authorized by the contractor or a participating provider,

         B. The contractor and its providers shall furnish, all covered services required to maintain or improve health in a manner that maximizes coordination and integration of services, and in accordance with professionally recognized standards of quality and shall ensure that the care is appropriately documented to encompass all health care services for which payment is made.

         C. For beneficiaries eligible solely through the NJ FamilyCare Plan A the contractor shall provide the same managed care services and products provided to enrollees who are eligible through Title XIX. For beneficiaries eligible solely through the NJ FamilyCare Plans B and C the contractor shall provide the same managed care services and products provided to enrollees who are eligible through Title XIX with the exception of limitations on EPSDT coverage as indicated in Articles 4.1.2A.3 and 4.2.6A.2. NJ FamilyCare Plan D and other plans have a different service package specified in Articles 4,1,6 and 4.1.7,

         D. Out-of-Area Coverage. The contractor shall provide or arrange for out-of-area coverage of contracted benefits in emergency situations and non-emergency

Amended as of October 1, 2003                                               IV-1
                  situations when travel back to the service area is not possible, is impractical, or when medically necessary services could only be provided elsewhere. Except for full-time students, the contractor shall not be responsible for out-of-state coverage for care if the enrollee resides out-of-state for more than 30 days. In this instance, the individual will be disenrolled. This does not apply to situations when the enrollee is out of State for care provided/authorized by the contractor, for example, prolonged hospital care for transplants. For full time students attending school and residing out of the country, the contractor-shall not be responsible for health care benefits while the individual is in school,

         E. Existing Plans of Care. The contractor shall honor and pay for plans of care for new enrollees, including prescriptions, durable medical equipment, medical supplies, prosthetic and orthotic appliances, and any other on-going services initiated prior to enrollment with the contractor. Services shall be continued until the enrollee is evaluated by his/her primary care physician and a new plan of care is established with the contractor.

                  The contractor shall use its best efforts to contact the new enrollee or, where applicable, authorized person and/or contractor care manager. However, if after documented, reasonable outreach (i.e., mailers, certified mail, use of MEDM system provided by the State, contact with the Medical Assistance Customer Center (MACC), DDD, or DYFS to confirm addresses and/or to request assistance in locating the enrollee) the enrollee fails to respond within 20 working days of certified mail, the contractor may cease paying for the pre-existing service until the enrollee or, where applicable, authorized person, contacts the contractor for re-evaluation.

                  For mcsa Enrollees,the contractor shall case manage these services.

         F. Routine Physicals, The contractor shall provide for routine physical examinations required for employment, school; camp or other entities/programs that require such examinations as a condition of employment or participation. '

         G.       Non-Participating Providers.

                  1. The contractor shall pay for services furnished by non-participating providers to whom an enrollee was referred, even if erroneously referred, by his/her PCP or network specialist. Under no circumstances shall the enrollee bear the cost of such services when referral errors by the contractor or its providers occur. It is the sole responsibility of the contractor to provide regular updates on complete network information to all its providers as well as appropriate policies and procedures for provider referrals.

 Amended as of October 1, 2003                                              IV-2

                  2. Dental services

                  3. DME

                  4. Hearing aids

                  5. Medical supplies

                  6. Orthotics

                  7. TMJ treatment

4,1.7    BENEFIT PACKAGE FOR NJ FAMILYCARE PLAN H

         A. SERVICES INCLUDED IN THE CONTRACTOR'S BENEFITS PACKAGE FOR NJ FAMILYCARE PLAN H. THE FOLLOWING SERVICES SHALL BE PROVIDED AND CASE MANAGED BY THE CONTRACTOR:

                  1.       PRIMARY CARE

                           a.       ALL PHYSICIANS SERVICES, PRIMARY AND
                                    SPECIALTY

                           b.       IN ACCORDANCE WITH state
                                    CERTIFICATION/LICENSURE REQUIREMENTS,
                                    STANDARDS, AND, PRACTICES, PRIMARY CARE
                                    PROVIDERS SHALL ALSO INCLUDE ACCESS TO
                                    CERTIFIED NURSE MIDWIVES - NON-MATERNITY,
                                    CERTIFIED NURSE PRACTITIONERS, CLINICAL
                                    NURSE SPECIALISTS, AND PHYSICIAN ASSISTANTS

                           c. SERVICES RENDERED AT INDEPENDENT CLINICS THAT PROVIDE AMBULATORY SERVICES

                           d. FEDERALLY QUALIFIED HEALTH CENTER PRIMARY CARE SERVICES

                  2.       EMERGENCY ROOM SERVICES

                  3. HOME HEALTH CARE SERVICES--LIMITED TO SKILLED NURSING FOR A HOME BOUND BENEFICIARY WHICH IS PROVIDED OR SUPERVISED BY A

Amended as of October 1, 2003                                              IV-15

                           REGISTERED NURSE, AND HOME HEALTH AIDE WHEN THE PURPOSE OF THE TREATMENT IS SKILLED CARE; AND MEDICAL SOCIAL SERVICES WHICH ARE NECESSARY FOR THE TREATMENT OF THE BENEFICIARY'S MEDICAL CONDITION.

                  4. INPATIENT HOSPITAL SERVICES, INCLUDING GENERAL HOSPITALS, SPECIA HOSPITALS, AND REHABILITATION HOSPITALS. THE CONTRACTOR SHALL NOT BE RESPONSIBLE WHEN THE PRIMARY ADMITTING DIAGNOSIS IS MENTAL HEALTH OR SUBSTANCE ABUSE RELATED.

                  5.       OUTPATIENT HOSPITAL SERVICES, INCLUDING OUTPATIENT
                           SURGERY

                  6. LABORATORY SERVICES -- ALL LABORATORY TESTING SITES PROVIDING SERVICES UNDER THIS CONTRACT MUST HAVE EITHER A CLINICAL LABORATORY IMPROVEMENT ACT (CLIA) CERTIFICATE OF WAIVER OR A CERTIFICATE OF REGISTRATION ALONG WITH A CLIA IDENTIFICATION NUMBER. THOSE PROVIDERS WITH CERTIFICATES OF WAIVER SHALL PROVIDE ONLY THE TYPES OF TESTS PERMITTED UNDER THE TERMS OF THEIR WAIVER, LABORATORIES WITH CERTIFICATES OF REGISTRATION MAY PERFORM A FULL RANGE OF LABORATORY SERVICES.

                  7.       RADIOLOGY SERVICES - DIAGNOSTIC AND THERAPEUTIC

                  8.       PRESCRIPTION DRUGS, EXCLUDING OVER-THE-COUNTER DRUGS
                           EXCEPTION: SEE ARTICLE 8 REGARDING PROTEASE
                           INHIBITORS AND OTHER ANTIRETROVIRALS.

 Amended as of October 1, 2003                                             IV-16

                  9. TRANSPORTATION SERVICES - LIMITED TO AMBULANCE FOR MEDICAL EMERGENCY ONLY

                  10.      DIABETIC SUPPLIES AND EQUIPMENT

         B. SERVICES AVAILABLE TO NJ FAMILYCARE PLAN H UNDER FEE-FOR-SERVICE. THE FOLLOWING SERVICES ARE AVAILABLE TO NJ FAMILYCARE PLAN H ENROLLEES UNDER FEE-FOR-SERVICE:

                  1. OUTPATIENT MENTAL HEALTH SERVICES, LIMITED TO 60 DAYS PER CALENDAR YEAR.

                  2.       ABORTION SERVICES

         C. Exclusions. The following services not covered for NJ FamilyCare Plan H participants either by the contractor or the Department include, but are not limited to;

                  1.       Non-medically necessary services.

                  2.       Intermediate Care Facilities/Mental Retardation

                  3.       Private duty nursing

                  4.       Personal Care Assistant Services

                  5.       Medical Day Care Services

                  6.       Chiropractic Services

                  7.       Dental services

                  8.       Orthotic devices

                  9.       Targeted Case Management for the chronically ill

                  10.      Residential treatment center psychiatric programs

                  11.      Religious non-medical institutions care and services

                  12.      Durable Medical Equipment

                  13. Early and Periodic Screening, Diagnosis and Treatment (EPSDT) services (except for well child care, including immunizations and lead screening and treatments)

Amended as of October 1,2003                                               IV-17

                  14 Transportation Services, including non-emergency ambulance, invalid coach, and lower mode transportation

                  15.      Hearing Aid Services

                  16. Blood and Blood Plasma, except administration of blood, processing of blood, processing fees and fees related to autologous blood donations are covered,

                  17.      Cosmetic Services

                  18.      Custodial Care

                  19.      Special Remedial and Educational Services

                  20.      Experimental and Investigational Services

                  21.      Medical Supplies (except diabetic supplies)

                  22.      Infertility Services

                  23.      Rehabilitative Services for Substance Abuse

                  24. Weight reduction programs or dietary supplements, except operations, procedures or treatment of obesity when approved by the contractor

                  25. Acupuncture and acupuncture therapy, except when performed as a form of anesthesia in connection with covered surgery

                  26. Temporomandibular joint disorder treatment, including treatment performed by prosthesis placed directly in the teeth

                  27.      Recreational therapy

                  28.      Sleep therapy

                  29.      Court-ordered services

                  30.      Thermograms and thermography

                  31.      Biofeedback

                  32.      Radial keratotomy

                  33.      Respite Care

                  34.      Inpatient hospital services for mental health

                  35. Inpatient and outpatient services for substance abuse

                  36.      Partial hospitalization

                  37.      Skilled nursing facility services

                  38.      FAMILY PLANNING SERVICES

                  39.      HOSPICE SERVICES

                  40.      OPTOMETRIST SERVICES

                  41.      OPTICAL APPLIANCES

                  42.      ORGAN TRANSPLANT SERVICES

                  43.      PODIATRIST SERVICES

                  44.      PROSTHETIC APPLIANCES

                  45.      OUTPATIENT REHABILITATION SERVICES

                  46.      MATERNITY AND RELATED NEWBORN CARE

4.1.8    SUPPLEMENTAL BENEFITS

         Any service, activity or product not covered under the State Plan may be provided by the contractor only through written approval by the Department and the cost of which shall be borne solely by the contractor.

Amended as of October 1, 2003                                              IV-18

4.1.9    CONTRACTOR AND DMAHS SERVICE EXCLUSIONS

         Neither the contractor nor DMAHS shall be responsible for the following:

         A. All services not medically necessary, provided, approved or arranged by a contractor's physician or other provider (within his/her scope of practice) except emergency services.

         B.       Cosmetic surgery except when medically necessary and approved,

         C.       Experimental organ transplants.

         D. Services provided primarily for the diagnosis and treatment of infertility, .including sterilization reversals, and related office (medical or clinic), drugs, laboratory services, radiological and diagnostic services and surgical procedures.

         E.       Respite Care

         F. Rest cures, personal comfort and convenience items, services and supplies not directly related to the care of the patient, including but not limited to, guest meals and accommodations, telephone charges, travel expenses other than those services not in Article 4.1 of this contract, take home supplies and similar cost, Costs incurred by an accompanying parent(s) for an out-of-state medical intervention are covered under EPSDT by the contractor.

         G. Services involving the use of equipment in facilities, the purchase, rental or construction of which has not been approved by applicable laws of the State of New Jersey and regulations issued pursuant thereto,

         H. All claims arising directly from services provided by or in institutions owned or operated by the federal government such as Veterans Administration hospitals.

         I. . Services provided in an inpatient psychiatric institution, that is not an acute care hospital, to individuals under 65 years of age and over 21 years of age,

         J. Services provided to all persons without charge. Services and items provided without charge through programs of other public or voluntary agencies (for example, New Jersey State Department of Health and Senior Services, New Jersey Heart Association, First Aid Rescue Squads, and so forth) shall be utilized to the fullest extent possible,

         K. Services or items furnished for any sickness or injury occurring while the covered person is on active duty in the military.

Amended as of October 1, 2003                                              IV-19

                  2. The contractor may not refuse to cover emergency services based on the emergency room provider, hospital, or fiscal agent not notifying the contractor or the enrollee's PCP of the enrollee's screening and treatment.

         L. The contractor shall establish and maintain policies and procedures for emergency dental services for all enrollees.

                  1. Within the contractor's Enrollment/Service Area, the contractor will ensure that:

                           a. Enrollees shall have access to emergency dental services on a twenty-four (24) hour, seven (7) day a week basis.

                           b.       The contractor shall bear full
                                    responsibility for the provision of
                                    emergency dental services, and shall assure the availability of a back-up provider in the event that an on-call provider is unavailable.

                  2. Outside the contractor's Service Area, the contractor shall ensure that;

                           a. Enrollees shall be able to seek emergency dental services from any licensed dental provider without the need for prior authorization from the contractor while outside the Service Area (including out-of-state services covered by the Medicaid program).

         M. The contractor shall reimburse ambulance and MICU transportation providers responding to "911" calls whether or not the patient's condition is determined, retrospectively, to be an emergency.

4.2.2    FAMILY PLANNING SERVICES AND SUPPLIES

         A. General. Except where specified in Section 4.1, the contractor's MCO enrollees are permitted to obtain family planning services and supplies from either the contractor's family planning provider network or from any other qualified Medicaid family planning provider. The DMAHS shall reimburse family planning services provided by non-participating providers based on the Medicaid fee schedule.

         B. Non-Participating Providers, The contractor shall cooperate with non- participating family planning providers accessed at the enrollee's option by establishing cooperative working relationships with such providers for accepting referrals from them for continued medical care and management of complex health care needs and exchange of enrollee information, where appropriate, to assure provision of needed care within the scope of this contract. The contractor shall not deny coverage of family planning services for a covered diagnostic,

Amended as of October 1, 2003                                              IV-24

                           iv. To accommodate exceptions to Medicaid drug utilization review standards related to proper maintenance drug therapy,

                  d. Except for the use of approved generic drug substitution of brand drugs, under no circumstances shall the contractor permit the therapeutic substitution of a prescribed drug without a prescriber's authorization.

                  e. The contractor shall not penalize the prescriber or enrollee, financially or otherwise, for such requests and approvals,

                  f. Determinations shall be made within twenty-four (24) hours of receipt of all necessary information. The contractor shall provide for a 72-hour supply of medication while awaiting a prior authorization determination.

                  g. Denials of off-formulary requests or offering of an alternative medication shall be provided to the prescriber and/or enrollee in writing. All denials shall be reported to the DMAHS quarterly.

                  6.       Submission and Publication of the Formulary.

                           a. The contractor shall publish and distribute hard copy or on-line, at least annually, its current formulary (if the contractor uses a , formulary) to all prescribing providers and pharmacists. Updates to the formulary shall be distributed in all formats within sixty (60) days of the changes.

                           b. The contractor shall submit its formulary to DMAHS quarterly.

                           c.       It is strongly encouraged that the
                                    contractor publish the formularyon its
                                    internet website.

                  7. If the formulary includes generic equivalents, the contractor shall provide for a brand name exception process for prescribers to use when medically necessary. FOR MCSA ENROLLEES, THE CONTRACTOR SHOULD IMPLEMENT A MANDATORY GENERIC DRUG SUBSTITUTION PROGRAM CONSISTENT WITH MEDICAID PROGRAM REQUIREMENTS.

                  8. The contractor shall establish and maintain a procedure, approved by DMAHS, for internal review and resolution of complaints, such as timely access and coverage issues, drug utilization review, and claim management based on standards of drug utilization review.

         C. Pharmacy Lock-In Program. The contractor may implement FOR MCO ENROLLEES AND MUST IMPLEMENT FOR MCSA ENROLLEES a pharmacy lock-in program including policies, procedures and criteria for establishing the need for the lock-in

Amended as of October 1, 2003                                              IV-27

5.2      AID CATEGORIES ELIGIBLE FOR CONTRACTOR ENROLLMENT

         A. Except as specified in Article 5.3, all persons who are not institutionalized, belong to one of the following eligibility categories, and reside in any of the enrollment areas, as identified in Article 5.1, are in mandatory aid categories and shall be eligible for enrollment in the contractor's plan .in the manner prescribed by this contract.

                  1.       Aid to Families with Dependent Children
                           (AFDC)/Temporary Assistance for Needy Families
                           (TANF);

                  2. AFDC/TANF-Related? New Jersey Care...Special Medicaid Program for Pregnant Women and Children;

                  3.       SSI-Aged, Blind, Disabled, and Essential Spouses;

                  4. New Jersey Care...Special Medicaid programs for Aged, Blind, and Disabled;

                  5. Division of Developmental Disabilities Clients including the Division of Developmental.Disabilities Community Care Waiver;

                  6.       Medicaid only or SSI-related Aged, Blind, and
                           Disabled;

                  7. Uninsured parents/caretakers and children who are covered under NJ FamilyCare;

                  8. UNINSURED ADULTS AND COUPLES WITHOUT DEPENDENT CHILDREN UNDER THE AGE OF 23 WHO ARE COVERED UNDER NJ FAMILYCARE.

                  9.       RESTRICTED ALIEN PARENTS, EXCLUDING PREGNANT WOMEN.

         B. The contractor shall enroll the entire Medicaid case, i.e., all individuals included under the ten digit Medicaid identification number.

         C. DYPS. Individuals who are eligible through the Division of Youth and Family Services may enroll voluntarily. All individuals eligible through DYFS shall be considered a unique Medicaid case and shall be issued an individual 12 digit Medicaid identification number, and may be enrolled in his/her own contractor.

         D. The contractor shall be responsible for keeping its network of providers informed of the enrollment status of each enrollee.

         E.       Dual eligibles (Medicaid-Medicare) may voluntarily enroll,

5.3      EXCLUSIONS AND EXEMPTIONS

         Persons who belong to one of the eligible populations (defined in 5.2A) shall not be subject to mandatory enrollment if they meet one or more criteria defined in this Article. Persons who fall into an "excluded" category (Article 5.3.1 A) shall not be eligible to enroll in the contractor's plan. Persons falling into the categories under Article
         5.3. IB are eligible to enroll on a voluntary basis. Persons falling into a category under Article 5.3.2 may be eligible for enrollment exemption, subject to the Department's review.

Amended as of October 1, 2003                                                V-2

                  1. Individuals whose Medicaid eligibility will terminate within three (3) months or less after the projected date of effective enrollment,

                  2. Individuals in mandatory eligibility categories who live in a county where mandatory enrollment is not yet required based on a phase-in schedule determined by DMAHS,

                  3. Individuals enrolled in or covered by either a Medicare or commercial HMO will not be enrolled in New Jersey Care 2000+ contractor unless the New Jersey Care 2000+ contractor and the Medicare/commercial HMO are the same.

                  4. Individuals in the Pharmacy Lock-in or Provider Warning or Hospice programs.

                  5. Individuals in eligibility categories other than AFDC/TANF, AFDC/TANF-related New Jersey Care, SSI-Aged, Blind and Disabled populations, the Division of Developmental Disabilities Community Care Waiver population, New Jersey Care -- Aged, Blind and Disabled, or NJ FamilyCare Plan A.

                  6.       Children awaiting adoption through a private agency.

                  7. Individuals identified as having more than one active eligible Medicaid number.

                  8.       DYFS Population,

         C. The following individuals shall be excluded from the Automatic Assignment process:

                  1. Individuals included under the same Medicaid Case Number where one or more household member(s) are exempt.

                  2. Individuals participating in NJ FamilyCare Plans B, C, D, AND H [Managed Care is the only program option available for these individuals],

5.3.2   ENROLLMENT EXEMPTIONS

                  The contractor, its subcontractors, providers or agents shall not coerce individuals to disenroll because of their health care needs which may meet an exemption reason, especially when the enrollees want to remain enrolled. Exemptions do not apply to NJ FamilyCare Plan B, Plan C, Plan D (EXCEPT PARENTS/CARETAKERS WITH PSC 380), AND PLAN H individuals or to individuals who have been enrolled in any of the contracted plans for greater than one hundred and eighty (180) days, All exemption requests are reviewed by DMAHS on a case by case basis.

 Amended as of October 1, 2003                                               V-4
                  may also enroll and directly market to individuals eligible for Aged, Blind, and Disabled (ABD) benefits. The contractor shall not enroll any other Medicaid-eligible beneficiary except as described in Article 5.16.1.(A),2. Except as provided in 5.16, the contractor shall not directly market to or assist managed care eligibles in completing enrollment forms. The duties of the HBC will include, but are not limited to, education, enrollment, disenrollment, transfers, assistance through the contractor's grievance/appeal process and other problem resolutions with the contractor, and communications. The duties of the contractor, when enrolling ABD beneficiaries will include education and enrollment, as well as other activities required within this contract. The contractor shall cooperate with the HBC in developing information about its plan for dissemination to Medicaid/NJ FamilyCare beneficiaries.

         B. Individuals eligible under NJ FamilyCare may request an application via a toll-free number operated under contract for the State, through an outreach source, or from the contractor. The applications, including ABD applications taken by the contractor, may be mailed back to a State vendor. Individuals eligible under Plan A also have the option of completing the application either via a mail-in process or on site at the county welfare agency. Individuals eligible under Plan B, Plan C, Plan D, AND PLAN H have the option of requesting assistance from the State vendor, the contractor or one of the registered servicing centers in the community. Assistance will also be made available at State field offices (e.g. the Medical ASSISTANCE CUSTOMER CENTERS) and county offices (e.g. Offices on Aging for grandparent caretakers).

         C. Automatic Assignment. Medicaid eligible persons who reside in enrollment areas that have been designated for mandatory enrollment, who qualify for AFDC/TANF, ABD, New Jersey Care...Special Medicaid programs eligibility categories, NJ FamilyCare Plan A, and SSI populations, who do not meet the exemption criteria, and who do not voluntarily choose enrollment in the contractor's plan, shall be assigned automatically by DMAHS to a contractor.

5.5      ENROLLMENT AND COVERAGE REQUIREMENTS

         A. General. The contractor shall comply with DMAHS enrollment procedures. The contractor shall accept for enrollment any individual who selects or is assigned to the contractor's plan, whether or not they are subject to mandatory enrollment, without regard to race, ethnicity, gender, sexual or affectional preference or orientation, age, religion, creed, color, national origin, ancestry, disability, health status or need for health services and will not use any policy or practice that has the effect of discrimination on the basis of race, color, or national origin.

         B. Coverage commencement. Coverage of enrollees shall commence at 12:00 a.m., Eastern Time, on the first day of the calendar month as specified by the DMAHS

Amended as of October 1, 2003                                              V - 6

                                    (other than "liveborn infant"). The
                                    contractor shall be responsible for
                                    notifying DMAHS when a newborn who has been hospitilized and has not been accreted to its enrollment roster after twelve (12) weeks from the date of birth.

                           ii. DYFS. Newborns who are placed under the jurisdiction of the Division of Youth and Family Services are the responsibility of the MCE that covered the mother on the date of birth for medically necessary newborn care. Such children shall become FFS upon their placement in a DYFS-approved out-of-home placement.

                           iii. NJ FamilyCare. Newborn infants born to NJ FamilyCare Plans B, C, and D mothers shall be the responsibility of the MCE that covered the mother on the date of birth for a minimum of 60 days. after the birth through the period ending at the end of the month ill which the 60th day falls unless the child is determined eligible beyond this time period. The contractor shall notify DMAHS of the birth immediately in order to assure payment for this period.

                      d. Enrollee no longer in contract area. If an enrollee moves out of the contractor's enrollment area and would otherwise still be eligible to be enrolled in the contractor's plan, the contractor shall continue to provide or arrange benefits to the enrollee until the DMAHS can disenroll him/her. The contractor shall ask DMAHS' to disenroll the enrollee due to the change of residence as soon as it becomes aware of the enrollee's relocation. This provision does not apply to persons with disabilities, who may elect to remain with the contractor, or to NJ FamilyCare Plans B, C, D, AND H enrollees, who remain enrolled until the end of the month in which the 60th day after the request falls.

         H. Enrollment Roster. The enrollment roster and weekly transaction register generated by DMAHS shall serve as the official contractor enrollment list. However, enrollment changes can occur between the time when the monthly roster is produced and capitation payment is made. The contractor shall only be responsible for the provision and cost of care for an enrollee during the months on which the enrollee's name appears on the roster, except as indicated in Article 8.8. DMAHS shall make available data on eligibility determinations to the contractor to resolve discrepancies that may arise between the roster and contractor enrollment files. If DMAHS notifies the contractor in writing of changes in the roster, the contractor shall rely upon that written notification in the same manner as the roster. Corrective action shall be limited to one (1) year from the date that the change was effective.

Amended as of October 1, 2003                                              V - 9

         TT. An explanation of the enrollee's rights and responsibilities which should include, at a minimum, the following, as well as the provisions found in Standard X in NJ modified QARI/QISMC in Section B.4.14 of the Appendices.

                  1. Provision for "Advance Directives," pursuant to 42 C.F.R. Part 422 and Part 489, Subpart 1; must also include a description of State law and any changes in State law. Such changes must be made and issued no later than 90 days after the effective date of the change;

                  2. Participation in decision-making regarding their health care;

                  3. Provision for the opportunity for enrollees or, where applicable, an authorized person to offer suggestions for changes in policies and procedures; and

                  4.       A policy on the treatment of minors.

         UU. Notification that prior authorization for emergency services, either in-network or out-of-network, is not required;

         VV. Notification that the costs of emergency screening examinations will be covered by the contractor when the condition appeared to be an emergency medical condition to a prudent layperson;

         WW. For beneficiaries subject to cost-sharing (i.e., those eligible through NJ FamilyCare Plan C, D, AND H; See Section
                  B.5.2 of the Appendices), information that specifically explains:

                  1.       The limitation on cost-sharing;

                  2. The dollar limit that applies to the family based on the reported income;

                  3. The need for the family to keep track of the cost-sharing amounts paid; and

                  4. Instructions on what to do if the cost-sharing requirements are exceeded,
         XX.      An explanation on how to access WIC services;

         YY. Any other information essential to the proper use of the contractor's plan as may be required by the Division;

         ZZ. Inform enrollees of the availability of care management services;

         AAA. Enrollee right to adequate and timely information related to physician incentives;

Amended as of October 1, 2003                                             V - 18

         BBB. An explanation that Medicaid benefits received after age 55 may be reimbursable to the State of New jersey from the enrollee's estate. The recovery may include premium payments made on behalf of the beneficiary to the managed care organization in which the beneficiary enrolls; and

         CCC. Information on how to obtain continued services during a transition, i.e., from the Medicaid FFS program to the contractor's plan, from one MCO to another MCO, from the contractor's plan to Medicaid FFS, when applicable.

   5.8.3   ANNUAL INFORMATION TO ENROLLEES

           The contractor shall distribute an updated handbook which will include the information specified in Article 5.8.2 to each enrollee or enrollee's family unit and to all providers at least once every twelve (12) months,

   5.8.4   NOTIFICATION OF CHANGES IN SERVICES

           The contractor shall revise and distribute the information specified in Article 5.8 at least thirty (30) calendar days prior to any changes that the contractor makes in services provided or in the locations at which services may be obtained, or other changes of a program nature or in administration, to each enrollee and all providers affected by that change.

   5.8.5   ID CARD

         A. Except as set forth in Section 5.9.1C. the contractor shall deliver to each new enrollee prior to the effective enrollment date but no later than seven (7) days after the enrollee's effective date of enrollment a contractor Identification Card for those enrollees who have selected a PCP. The Identification Card shall have at least the following information:

                  1.       Name of enrollee

                  2. Issue Date for use in automated card replacement process

                  3. Primary Care Provider Name (may be affixed by sticker)

                  4. Primary Care Provider Phone Number (may be affixed by sticker)

                  5. What to do in case of an emergency and that no prior authorization is required

                  6.       Relevant copayments/Personal Contributions to Care

                  7.       Contractor 800 number - emergency message

                  Any additional information shall be approved by DMAHS prior to use on the ID card.

         B. For children and individuals eligible solely through the NJ FamilyCare Program,' the identification card must clearly indicate "NJ FamilyCare"; for children and individuals who are participating in NJ FamilyCare Plans C, D, AND H the

Amended as of October 1, 2003                                             V - 19
                  in this contract. The contractor shall make provision for continuing all management and administrative services until the transition of enrollees is completed and all other requirements of this contract are satisfied. The contractor shall be responsible for the following:

                  1. Identification and transition of chronically ill, high risk and hospitalized enrollees, and enrollees in their last four weeks of pregnancy.

                  2.       Transfer of requested medical records.

5.10.2   DISENROLLMENT FROM THE CONTRACTOR'S PLAN AT THE ENROLLEE'S REQUEST

         A. An individual enrolled in a contractor's plan may be subject to the enrollment Lock-In period provided for in this Article. The enrollment Lock-In provision does not apply to SSI and New Jersey Care ABD individuals, clients of DDD or to individuals eligible to participate through the Division of Youth and Family Services.

                  1. An enrollee subject to the enrollment Lock-In period may initiate disenrollment or transfer for any reason during the first ninety (90) days after the latter of the date the individual is enrolled or the date they receive notice of enrollment with a new contractor and at least every twelve (12) months thereafter without cause. NJ FamilyCare Plans B, C, D, AND H enrollees will be subject to a twelve (12)-month Lock-In period.

                           a. The period during which an individual has the right to disenroll from the contractor's plan without cause applies to an individual's initial period of enrollment with the contractor. If that individual chooses to re-enroll with the contractor, his/her initial date of enrollment with the contractor will apply.

                           b.       Upon automatic re-enrollment of an
                                    individual who is disenrolled solely because he or she loses Medicaid eligibility for a period of 2 months or less, if the temporary loss of Medicaid eligibility has caused the individual to miss the annual disenrollment opportunity.

                  2. An enrollee subject to the Lock-In period may initiate disenrollment for good cause at any time.

                           a. Good cause reasons for disenrollment or transfer shall include, unless otherwise defined by DMAHS:

                                    i.       Failure of the contractor to
                                             provide services including physical
                                             access to the enrollee in
                                             accordance with the terms of this
                                             contract;

Amended as of October 1, 2003                                             V - 24
                  through NJ FamilyCare Plans B, C, D, (except for individuals with a program status code of 380), AND H do not have the right to a Medicaid Fair Hearing.

         B. Complaints. The contractor shall have procedures for receiving, responding to, and documenting resolution of enrollee complaints that are received orally and are of a less serious or formal nature. Complaints that are resolved to the enrollee's satisfaction within three (3) business days of receipt do not require a formal written response or notification- The contractor shall call back an enrollee within twenty-four hours of the initial contact if the contractor is unavailable for any reason or the matter cannot be readily resolved during the initial contact. Any complaint that is not resolved within three business days shall be treated as a grievance/appeal, in accordance with requirements defined in Article 5,15.3.

         C. HBC Coordination. The contractor shall coordinate its efforts with the health benefits coordinator including referring the enrollee to the HBC for assistance as needed in the management of the complaint/grievance/appeal procedures.

         D. DMAHS Intervention. DMAHS shall have the right to intercede on an enrollee's behalf at any time during the contractor's complaint/grievance/appeal process whenever there is an indication from the enrollee, or, where applicable, authorized person, or the HBC that a serious quality of care issue is not being addressed timely or appropriately. Additionally, the enrollee may be accompanied by a representative of the enrollee's choice to any proceedings and grievances/appeals.

         E. Legal Rights. Nothing in this Article shall be construed as removing any legal rights of enrollees under State or federal law, including the right to file judicial actions to enforce rights.

5.15.2   NOTIFICATION TO ENROLLEES OF GRIEVANCE/APPEAL PROCEDURE

         A. The contractor shall provide all enrollees or, where applicable, an authorized person, upon enrollment in the contractor's plan, and annually thereafter, pursuant to this contract, with a concise statement of the contractor's grievance/appeal procedure and the enrollees' rights to a hearing by the Independent Utilization Review Organization
                  (IUKO) per NJAC 8:38-8.7 as well as their right to pursue the Medicaid Fair Hearing process described in N.J.A.C. 10:49-10.1 et seq. The information shall be provided through an annual mailing, a member handbook, or any other method approved by DMAHS. The contractor shall prepare the information orally and in writing in English, Spanish, and other bilingual translations and a format accessible to the visually impaired, such as Braille, large print, or audio tapes.

         B. Written information to enrollees regarding the grievance/appeal process shall include at a minimum:

Amended as of October 1, 2003                                             V - 36

         The contractor shall have the right to request an informal heading regarding disputes under this contract by the Director, or the designee thereof. This shall not in any way limit the contractor's or State's right to any remedy pursuant to New Jersey law.

7.25     MEDICARE RISK CONTRACTOR

         To maximize coordination of care for dual eligibles while promoting the efficient use of public funds, the contractor:

         A.       Is recommended to be a Medicare+Choice contractor,

         B.       Shall serve all eligible populations.

7.26     TRACKING AND REPORTING

         As a condition of acceptance of a, managed care contract, the contractor shall be held to the following reporting requirements:

         A. The contractor shall develop, implement, and maintain a system of records and reports which include those described below and shall make available to DMAHS for inspection and audit any reports, financial or otherwise, of the contractor and require its providers or subcontractors to do the same relating to their capacity to bear the risk of potential financial losses in accordance with 42 C.F.R.Section 434.38. Except where otherwise specified, the contractor shall provide reports on hard copy, computer diskette or via electronic media using a format and commonly- available software as specified by DMAHS for each report,

         B. The contractor shall maintain a uniform accounting system that adheres to generally accepted accounting principles for charging and allocating to all funding resources the contractor's costs incurred hereunder including, but not limited to, the American Institute of Certified Public Accountants (AICPA) Statement of Position 89-5 "Financial Accounting and Reporting by Providers of Prepaid Health Care Services".

         C. The contractor shall submit financial reports including, among others,'rate cell grouping costs, in accordance with the timeframes and formats contained in Section A of the Appendices. THE CONTRACTOR SHALL SUBMIT SEPARATE FINANCIAL REPORTS FOR MCSA ENROLLEES IN ACCORDANCE WITH THE RATE CELL GROUPING FOR THIS POPULATION.

         D. The contractor shall provide its primary care practitioners with quarterly utilization data within forty-five (45) days of the end of the program quarter comparing the average medical care utilization data of their enrollees to the average medical care utilization data of other managed care enrollees. These data

Amended as of October 1, 2003                                             VII-37

         H. The contractor shall annually and at the time changes are made report its staffing positions including the names of supervisory personnel (Director level and above and the QM/UR personnel), organizational chart, and any position vacancies in these major areas.

         I. DMAHS shall have the right to create additional reporting requirements at any time as required by applicable federal or State laws and regulations, as they exist or may hereafter be amended and incorporated into this contract.

         J. Reports that shall be submitted on an annual or semi-annual basis, as specified in this contract, shall be due within sixty (60) days of the close of the reporting period, unless specified otherwise.

         K. MCSA PAID CLAIMS RECONCILIATION. ON A QUARTERLY BASIS, THE CONTRACTOR SHALL PROVIDE PAID CLAIMS DATA, VIA AN ENCOUNTER DATA FILE OR SEPARATE PAID CLAIMS FILE, THAT MEET THE HIPAA FORMAT REQUIREMENTS FOR AUDIT AND RECONCILIATION PURPOSES. THE CONTRACTOR SHALL PROVIDE DOCUMENTATION THAT DEMONSTRATES A 100% RECONCILIATION OF THE AMOUNTS PAID TO THE AMOUNTS BILLED TO THE DMAHS. THE PAID CLAIMS DATA SHALL INCLUDE AT A MINIMUM, CLAIM TYPE, PROVIDER TYPE, CATEGORY OF SERVICE, DIAGNOSIS CODE (5 DIGITS), PROCEDURE/REVENUE CODE, INTERNAL CONTROL NUMBER OR PATIENT ACCOUNT NUMBER UNDER HIPAA, PROVIDER ID, DATES OF SERVICES, THAT WILL ALLOW THE DMAHS TO PRICE CLAIMS IN COMPARISON TO MEDICAID FEE SCHEDULES FOR EVALUATION PURPOSES.

7.27     FINANCIAL STATEMENTS

7.27.1   AUDITED FINANCIAL STATEMENTS (SAP BASIS)

         A. Annual Audit. The contractor shall submit its audited annual financial statements prepared in accordance with Statutory Accounting Principles (SAP) certified by an independent public accountant no later than June 1 of each year, for the immediately preceding calendar year as well as for any company that is a financial guarantor for the contractor in accordance with N.J.S.A. 8:38-11.6.

         B.       Audit of Rate Cell Grouping Costs

                  The contractor shall submit, quarterly, reports found in Appendix, Section A in accordance with the "HMO Financial Guide for Reporting Medicaid/NJ Family Care Rate Cell Grouping Costs" (Appendix, Section 337.3). These reports shall be reviewed by an independent public accountant in accordance with the standard "Agreed Upon Procedures" (Appendix, Section
                  B).

                  The contractor shall require its independent public accountant to prepare a letter and report of findings which shall be submitted to DMAHS by June 1 of each

Amended as of October 1, 2003                                             VII-39

8.5.1    REGIONS

CAPITATION Rates for DYFS, NJ FamilyCare Plans B, C, and D and the non risk-adjusted rates for AIDS and clients of DDD are statewide. Rates for all other premium groups are regional in each of the following regions:

         - Region 1: Bergen, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, and Warren counties

         -        Region 2; Essex, Union, Middlesex, and Mercer counties

         - Region 3: Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester, Monmouth, Ocean, and Salem counties

         Contractors may contract for one or more regions but, except as provided in Article 2, may not contract for part of a region,

8.5.2    MAJOR PREMIUM GROUPS

         The following is a list of the major premium groups. The individual rate groups (e.g. children under 2 years, etc.) with their respective rates are presented in the rate tables in the appendix.

8.5.2.1  AFDC/TANF, NJC PREGNANT WOMEN, AND NJ FAMILYCARE PLAN A CHILDREN

         This grouping includes capitation rates for Aid to Families with Dependent Children (AFDC)/Temporary Assistance for Needy Families
         (TANF), New Jersey Care Pregnant Women and Children, and NJ FamilyCare Plan A children (includes individuals under 21 in PSC 380), but excludes individuals who have AIDS or are clients of DDD.

8.5.2.2  NJ FAMILYCARE PLANS B & C

         This grouping includes capitation rates for NJ FamilyCare Plans B and C enrollees, excluding individuals with AIDS and/or DDD clients.

8.5.2.3  NJ FAMILYCARE PLAN D CHILDREN

         This grouping includes capitation rates for NJ FamilyCare Plan D children, excluding individuals with AIDS.

8.5.2.4  NJ FAMILYCARE PLAN D PARENTS/CARETAKERS

         This grouping includes capitation rates for NJ FamilyCare Plan D parents/caretakers, excluding individuals with AIDS, and include only enrollees 19 years of age or older.

Amended as of October 1, 2003                                             VIII-6

8.5.4    SUPPLEMENTAL PAYMENT PER PREGNANCY OUTCOME

         Because costs for pregnancy outcomes were not included in the capitation rates, the contractor shall be paid supplemental payments for pregnancy outcomes for all eligibility categories.

         Payment for pregnancy outcome shall be a single, predetermined lump sum payment. This amount shall supplement the existing capitation rate paid. The Department will make a supplemental payment to contractors following pregnancy outcome. For purposes of this Article, pregnancy outcome shall mean each live birth, still birth or miscarriage occurring at the thirteenth (13th) or greater week of gestation. This supplemental payment shall reimburse the contractor for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby for the first 60 days after the birth plus through the end of the month in which the 60th day falls are included (See Section 8.5.3). Regional payment shall be made by the State to the contractor based on submission of appropriate encounter data as specified by DMAHS.

8.5.5    PAYMENT FOR CERTAIN BLOOD CLOTTING FACTORS

         The contractor shall be paid separately for factor VIII and DC blood clotting factors. Payment will be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with factor VIII or IX hemophilia. Payment for these products will be the lesser of: 1) Average Wholesale Price (AWP) minus 12,5% and 2) rates paid by the contractor.

8.5.6    PAYMENT FOR HIV/AIDS DRUGS

         The contractor shall be paid separately for protease inhibitors and other anti-retroviral agents (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, W5M, W5N). Payment for protease inhibitors shall be made by DMAHS to the contractor based on:
         1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with HIV/AIDS. Payment for these products will be the lesser of; 1) Average Wholesale Price (AWP) minus 12.5% and
         2) rates paid by the contractor.

         Individuals eligible through NJ FamilyCare with a program status code of 380 and all children groups shall receive protease inhibitors arid other anti-retroviral agents under the contractor's plan. All other individuals eligible through NJ FamilyCare with program status codes of 497-498, 300-301, 700-701, and 763 shall receive protease inhibitors and other anti-retrovirals (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W51, W5J, W5K, W5L, W5M and W5N) through Medicaid fee for service and/or the AIDS Drug Distribution Program (ADDP).

8.5.7    EPSDT INCENTIVE PAYMENT

Amended as of October 1, 2003                                             VIII-8

         The contractor shall be paid separately, $10 for every documented encounter record for a contractor-approved EPSDT screening examination. The contractor shall be required to pass the $ 10 amount directly to the screening provider.

         The incentive payment shall be reimbursed for EPSDT encounter records submitted in accordance with 1) procedure codes specified by DMAHS, and
         2) EPSDT periodicity schedule.

8.5.8    ADMINISTRATIVE COSTS

         The capitation rates, effective July 1, 2003, recognize costs for anticipated contractor administrative expenditures due to Balanced Budget Act regulations,

8.5.9    NJ FAMILYCARE PLAN H ADULTS

         THE CONTRACTOR SHALL BE PAID AN ADMINISTRATIVE FEE FOR NJ FAMILYCARE PLAN H ADULTS WITHOUT DEPENDENT CHILDREN, AND RESTRICTED ALIEN PARENTS EXCLUDING PREGNANT WOMEN, AS DEFINED IN ARTICLE ONE.

8.6      HEALTH BASED PAYMENT SYSTEM (HBPS) FOR THE ABD POPULATION WITHOUT
         MEDICARE

         The DMAHS shall utilize a Health-Based Payment System (HBPS) for reimbursements for the ABD population without Medicare to recognize larger average health care costs and greater dispersion around the average than other DMAHS populations. The contractor shall be reimbursed not only on the basis of the demographic cells into which individuals fall, but also on the basis of individual health status,

         The Chronic Disability Payment System (CDPS) (University of California, San Diego) is the HBPS or the system of Risk Adjustment that shall be used in this contract. The methodology for CDPS specific to New Jersey is provided in the Actuarial Certification Letter for Risk Adjustment issued separately to the contractor. Two base capitation rates and a DDD mental health/substance abuse add-on are developed for this population. These are:

         -        ABD without Medicare, non-DDD

         -        ABD DDD without Medicare, physical health component

         - ABD - DDD without Medicare, Mental Health/Substance Abuse add-on-component

         The Risk adjustment process has four major components.

         -        Development of base rates for the risk adjusted populations.

         - Development of algebraic expressions that relate demographic and clinical characteristics of beneficiaries to their expected, prospective covered health care

Amended as of October 1, 2003                                             VIII-9
                  liable for hospitalization until the date such person is discharged from the hospital, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. The contractor must notify DMAHS of these occurrences to facilitate payment to appropriate providers.

         L. Continuation of Benefits. The contractor shall continue benefits for all-enrollees for the duration of the contract period for which capitation payments have been made, including enrollees in an inpatient facility until discharge. The contractor shall notify DMAHS of these occurrences.

         M. Drug Carve-Out Report. The DMAHS will provide the contractor with a monthly electronic file of paid drug claims data for non-dually eligible, ABD enrollees,

         N. MCSA Administrative Fee. The Contractor shall receive a monthly administrative fee, PMPM, for its MCSA enrollees, by the fifteenth (15th) day of any month during which health care services will be available to an enrollee.

         O. Reimbursement for MCSA Enrollee Paid Claims. The contractor shall submit to DMAHS a financial summary report of claims paid on behalf of MCSA enrollees on a weekly basis. The report shall be summarized by category of service corresponding to the MCSA benefits and payment dates, accompanied by an electronic file of all individual claim numbers for which the state is being billed.

         P. Claims Payment Audits. The contractor shall monitor and audit claims payments to providers to identify payment errors, including duplicate payments, overpayments, underpayments, and excessive payments. for such payment errors (excluding underpayments), the contractor shall refund DMAHS the overpaid amounts. The contractor shall report the dollar amount of claims with payment errors on a monthly basis, which is subject to verification by the state. The contractor is responsible for collecting funds due to the state from providers, either through cash payments or through offsets to payments due the providers.

8.9      CONTRACTOR ADVANCED PAYMENTS AND PIPS TO PROVIDERS

         A. The contractor shall make advance payments to its providers, capitation, FFS, or other financial reimbursement arrangement, based on a provider's historical billing or utilization of services if the contractor's claims processing systems become inoperational or experience any difficulty in making timely payments. Under no circumstances shall the contractor default on the claims payment timeliness provisions of this contract. Advance payments shall also be made when compliance with claims payment timeliness is less than ninety (90) percent for two (2) quarters. Such advance, payments will continue until the contractor is in full compliance with timely payment provisions for two (2) successive quarters.

Amended as of October 1, 2003                                            VIII-18

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1,2000, all parties agree that the contract shall be amended, effective October 1,2003, as follows:

Managed Care Service Administrator - October 1, 2003

1.       ARTICLE 1, "DEFINITIONS" section - for the following definitions:

         -        Contractor;

         -        Copayment;

         -        Managed Care Service Administrator (NEW);

         -        NJ FamilyCare Plan D;

         -        NJ FamilyCare Plan H;

         -        Non-Risk Contract (NEW);

         -        Restricted Alien (NEW)

         shall be amended as reflected in the relevant pages of Article 1 attached hereto and incorporated herein.

2. ARTICLE 3, "MANAGED CARE MANAGEMENT INFORMATION SYSTEM" Section 3.4.2 shall be amended as reflected in Article 3, Section 3.4.2 attached hereto and incorporated herein.

3. ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES," Sections 4.1(B) (NEW); 4.1.1(E); 4.1.7; renumbered remaining sections; 4.2.2(A); 4.2.4(B)7;
         4.2.4(C) shall be amended as reflected in Article 4, Sections 4.1(B)
         (NEW); 4.1.1(E); 4.1.7; renumbered remaining sections; 4.2.2(A); 4.2.4(B)7; 4.2.4(C) attached hereto and incorporated herein.

4.       ARTICLE 5, "ENROLLEE SERVICES," Sections 5.2(A)8 (RESTORED); 5.2(A)9
         (NEW); 5.3.1(C)2; 5.3.2; 5.4(B); 5.4(C); 5.5.(G)1(d); 5.8.2(WW);
         5.8.5(B); 5.10.2(A)1; 5.15.1 (A) shall be amended as reflected in
         Article 5, 5.2(A)8 (RESTORED); 5.2(A)9 (NEW); 5.3.1(C)2; 5.3.2; 5.4(B);
         5.4(C); 5.5.(G)1(d); 5.8.2(WW); 5.8.5(B); 5.10.2(A)1; 5.15.1 (A)
         attached hereto and Incorporated herein.

Managed Care Service Administrator - October 1, 2003

5. ARTICLE 7, "TERMS AND CONDITIONS," Sections 7.26(C) and 7.26(K) (NEW) shall be amended as reflected in Article 7, Sections 7.26(C) and 7.26(K) (NEW) attached hereto and incorporated herein.

6. ARTICLE 8, "FINANCIAL PROVISIONS," Sections 8.5.1; 8.5.6; 8.5.9 (NEW); 8.8(N) (NEW); 8,8(O) (NEW); 8.8(P) (NEW) shall be amended as reflected in Sections 8.5.1; 8.5.6; 8.5.9 (NEW); 8.8(N) (NEW); 8.8(O) (NEW);
         8.8(P) (NEW) attached hereto and incorporated herein.

7. APPENDIX, SECTION E, "MANAGED CARE SERVICE ADMINISTRATOR," (NEW) shall be revised as reflected in SFY 2004 Managed Care Service Administrator administrative fees attached hereto and incorporated herein.

Managed Care Service Administrator - October 1, 2003

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

     UNIVERSITY HEALTH PLANS, INC.                    STATE OF NEW JERSEY

                                                 DEPARTMENT OF HUMAN SERVICES

BY: /s/ Alexander McLean                            BY: /s/ MATTHEW D. D'ORIA
   -------------------------                        -----------------------
                                                      MATTHEW D. D'ORIA

TITLE: PRESIDENT & CEO                           TITLE: ACTING DIRECTOR, DMAHS

DATE: 8/9/03                                     DATE: 9/17/03

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: /s/ [ILLEGIBLE]
   ------------------------
   DEPUTY ATTORNEY GENERAL

DATE: 9/16/03

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that certain sections of the contract shall be amended to be effective September 1, 2003, as follows:

NJ FamilyCare Extension - September 1, 2003

1.       Article 1, "Definitions" section - for the following definitions:

         -        Copayment;

         -        NJ Family Care Plan D;

         -        NJ FamilyCare Plan H (RESTORED)

          shall be amended as reflected in the relevant pages of Article 1 attached hereto and incorporated herein.

2.         ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES," Sections 4.1.2(A)9;
           4.1.3(A)10 and 4.1.7 (RESTORED); renumber remaining sections, shall be amended as reflected in Article 4, Sections 4.1.2(A)9, 4.1.3(A)10, and 4.1,7 (RESTORED) attached hereto and incorporated herein.

3.         ARTICLE 5, "ENROLLEE SERVICES," Section 5.2(A)8 (RESTORED);
           5.3.1(C)2; 5.3.2; 5.4(B); 5.4(C); 5.5(G)1(d); 5.8.2(WW); 5.8.5(B);
           5,10.2(A)1 and 5.15.1(A) shall be amended as reflected in Article 5,
           Section 5.2(A)8, 5.3.1(C)2, 5.3.2, 5.4(B), 5.4(C), 5.5(G)1(d),
           5.8.2(WW), 5.8.5(B), 5.10.2(A)1 and 5.15.1(A) attached hereto and incorporated herein.

4. ARTICLE 6, "PROVIDER INFORMATION," Section 6.5(B)1 shall be amended as reflected in Article 6, Section 6.5 (B)1, attached hereto and incorporated herein.

5.         ARTICLE 8, "FINANCIAL PROVISIONS," SECTIONS 8.5.6; 8.7(A)1; 8.7(A)2
           (NEW); 8.7(B); 8.7(C); 8.7(D)1; 8.7(D)1 (a); 8.7(D)2; 8.7(D)2(a);
           8.7(E)1; 8.7(E)3 (NEW); 8.7(F)4 (DELETED); 8.7(G)1; 8.7(G)2; 8.7(H)1
           and 8.8(M) shall be amended as reflected in Article 8, Sections 8.5,6, 8.7(A)1, 8.7(A)2, 8.7(B), 8.7(C), 8.7(D)1, 8.7(D)1 (a),
           8.7(D)2, 8.7(D)2(a), 8.7(E)1, 8.7(E)3, 8.7(F)4, 8.7(G)1, 8.7(G)2,
           8.7(H)1 and 8.8(M), attached hereto and incorporated herein.

6.         APPENDIX, SECTION A, "THIRD PARTY LIABILITY"

                  A.8.2; A.8.3 (NEW) shall be amended as reflected in Appendix A, A.8.2 and A.8.3 attached hereto and incorporated herein.

NJ FamilyCare Extension - September 1, 2003

7.       APPENDIX, SECTION B, "REFERENCE MATERIALS"

         B.5.2 - Cost-Sharing Requirements for NJ FamilyCare Plan D and Plan H Beneficiaries; Plan H (RESTORED); shall be amended as reflected in Appendix, Section B, B.5.2, attached hereto and incorporated herein.

8. APPENDIX, SECTION C, "CAPITATION RATES," shall be revised as reflected in SFY 2004 Capitation Rates attached hereto and incorporated herein.

NJ FamilyCare Extension - September 1, 2003

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

UNIVERSITY HEALTH PLANS, INC.                   STATE OF NEW JERSEY
                                            DEPARTMENT OF HUMAN SERVICES

BY : Alexander McLean                       BY: [ILLEGIBLE]
     _________________________                  _________________________
                                                MATTHEW D. D'ORIA

TITLE: President & CEO                      TITLE: ACTING DIRECTOR, DMAHS

DATE: 8/4/03                                DATE: 8/27/03


APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: [ILLEGIBLE]
   _________________________
    DEPUTY ATTORNEY GENERAL

DATE:  8.20.03

                  CONTRACTOR'S PLAN-all services and responsibilities undertaken by the contractor pursuant to this contract.

                  CONTRACTOR'S REPRESENTATIVE -- the individual legally empowered to bind the contractor, using his/her signature block, including his/her title. This individual will be considered the Contractor's Representative during the life of any contract entered into with the State unless amended in writing pursuant to Article 7.

                  COPAYMENT-- the part of the cost-sharing requirement for NJ FamilyCare Plan D AND H enrollees in which a fixed monetary amount is paid for certain services/items received from the contractor's providers.

                  COST AVOIDANCE--a method of paying claims in which the provider is not reimbursed until the provider has demonstrated that all available health insurance has been exhausted.

                  COST NEUTRAL--the mechanism used to smooth data, share risk, or adjust for risk that will recognize both higher and lower expected costs and is not intended to create a net aggregate gain or loss across all payments.

                  COVERED SERVICES--see "BENEFITS PACKAGE"

                  CREDENTIALING--the contractor's determination as to the qualifications and ascribed privileges of a specific provider to render specific health care services.

                  CULTURAL COMPETENCY--a set of interpersonal skills that allow individuals to increase their understanding, appreciation, acceptance of and respect for cultural differences and similarities within, among and between groups and the sensitivity to how these differences influence relationships with enrollees. This requires a willingness and ability to draw on community-based values, traditions and customs, to devise strategies to better meet culturally diverse enrollee needs, and to work with knowledgeable persons of and from the community in developing focused interactions, communications, and other supports.

                  CWA OR COUNTY WELFARE AGENCY ALSO KNOWN AS COUNTY BOARD OF SOCIAL SERVICES--the agency within the county government that makes determination of eligibility for Medicaid and financial assistance programs.

                  DAYS-calendar days unless otherwise specified.

                  DBI-the New Jersey Department of Banking and Insurance in the executive branch of New Jersey State government.

                  DEFAULT -- see "AUTOMATIC ASSIGNMENT"

                  DELIVERABLE--a document/report/manual to be submitted to the Department by the contractor pursuant to this contract.

Amended as of September 1, 2003                                              I-6

                  NJ FAMILYCARE PLAN D-means the State-operated program which provides managed care coverage to uninsured:

                  - Parents/caretakers with children below the age of 19 who do not qualify for AFDC Medicaid with family incomes up to and including 200 percent of the federal poverty level; and

                  - PARENTS/CARETAKERS WITH CHILDREN BELOW THE AGE OF 23 YEARS AND CHILDREN FROM THE AGE OF 19 THROUGH 22 YEARS WHO ARE FULL TIME STUDENTS WHO DO NOT QUALIFY FOR AFDC MEDICAID WITH FAMILY INCOMES UP TO AND INCLUDING 250 PERCENT OF THE FEDERAL POVERTY LEVEL; AND

                  - Children below the age of 19 with family incomes between 201 percent and up to and including 350 percent of the federal poverty level.

                  Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services with the exception of both Eskimos and Native American Indians under the age of 19 years, These groups are identified by Program Status Codes (PSCs) or Race Code on the eligibility system as indicated below, For clarity, the Program Status Codes or Race Code, in the case of Eskimos and Native American Indians under the age of 19 years, related to Plan D non-cost sharing groups are also listed.

PSC Cost Sharing           PSC No Cost Sharing         Race Code No Cost Sharing
----------------           -------------------         -------------------------
       301                         300                             3
       493                         380
       494                         497
       495
       498

                  In addition to covered managed care services, eligibles under these programs may access certain services which are paid fee-for-service and not covered under this contract.

                  NJ FAMILYCARE PLAN H--MEANS THE STATE-OPERATED PROGRAM WHICH PROVIDES MANAGED CARE ADMINISTRATIVE SERVICES COVERAGE TO
                  UNINSURED:

                  - ADULTS AND COUPLES WITHOUT DEPENDENT CHILDREN UNDER THE AGE OF 19 WITH FAMILY INCOMES UP TO AND INCLUDING 100 PERCENT OF THE FEDERAL POVERTY LEVEL;

                  - ADULTS AND COUPLES WITHOUT DEPENDENT CHILDREN UNDER THE AGE OF 23 YEARS, WHO DO NOT QUALIFY FOR AFDC MEDICAID, WITH FAMILY INCOMES UP TO AND INCLUDING 250 PERCENT OF THE FEDERAL POVERTY LEVEL.

                  Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services. These groups are identified by the program status code (PSC) indicated below. For clarity, the program status codes related to Plan H non-cost sharing groups are also listed.

Amended as of September 1, 2003                                             I-19

    PSC                                       PSC
COST SHARING                            NO COST SHARING
------------                            ---------------
    701                                       763
                                              700

                  NJ FAMILYCARE PLAN I -- means the State-operated program that provides certain benefits on a fee-for-service basis through the DMAHS for Plan D parents/caretakers with a program status code of 380.

                  N.J.S.A.--New Jersey Statutes Annotated.

                  NON-COVERED CONTRACTOR SERVICES--services that are not covered in the contractor's benefits package included under the terms of this contract.

                  NON-COVERED MEDICAID SERVICES--all services that are not covered by the New Jersey Medicaid State Plan.

                  NON-PARTICIPATING PROVIDER--a provider of service that does not have a contract with the contractor.

                  OIT -- the New Jersey Office of Information Technology.

                  OTHER HEALTH COVERAGE--private non-Medicaid individual or group health/dental insurance, It may be referred to as Third Party Liability (TPL) or includes Medicare.

                  OUT OF AREA SERVICES-all services covered under the contractor's benefits package included under the terms of the Medicaid contract which are provided to enrollees outside the defined basic service area.

                  OUTCOMES -- the results of the health care process, involving either the enrollee or provider of care, and may be measured at any specified point in time. Outcomes can be medical, dental, behavioral, economic, or societal in nature.

                  OUTPATIENT CARE--treatment provided to an enrollee who is not admitted to an inpatient hospital or health care facility.

                  P FACTOR (P7) -- the grade of service for the telephone system. The digit following the P (e.g., 7) indicates the number of calls per hundred that are or can be blocked from the system. In this sample, P7 means seven (7) calls in a hundred may be blocked, so the system is designed to meet this criterion. Typically, the grade of service is designed to meet the peak busy hour, the busiest hour of the busiest day of the year.

                  PARTICIPATING PROVIDER--a provider that has entered into a provider contract with the contractor to provide services.

                  PARTIES--the DMAHS, on behalf of the DHS, and the contractor.

Amended as of September 1, 2003                                             I-20
                  either a physician specialist or oral surgeon may perform the procedure and when, where, and how authorization, if needed, shall be promptly obtained.

         P. Out-of-Network Services. If the contractor is unable to provide in-network necessary services, covered under the contract to a particular enrollee, the contractor must adequately and timely cover those services out-of-nerwork for the enrollee, for as long as the contractor, is unable to provide them in-network.

4.1.2 BENEFIT PACKAGE

         A. The following categories of services shall be provided by the contractor for all Medicaid and NJ FamilyCare Plans A, B, and C enrollees, except where indicated, See Section B.4.1 of the Appendices for complete definitions of the covered services.

                  1. Primary and Specialty Care by physicians and, within the scope of practice and in accordance with State certification/licensure requirements, standards and practices, by Certified Nurse Midwives, Certified Nurse Practitioners, Clinical Nurse Specialists, and Physician Assistants

                  2.       Preventive Health Care and Counseling and Health
                           Promotion

                  3. Early and Periodic Screening, Diagnosis, and Treatment (EPSDT) Program Services

                           For NJ FamilyCare Plans B and C participants, coverage includes early and periodic screening and diagnosis medical examinations, dental, vision, hearing, and lead screening services. It includes only those treatment services identified through the examination that are available under the contractor's benefit package or specified services under the FFS program.

                  4.       Emergency Medical Care

                  5. Inpatient Hospital Services including acute care hospitals, rehabilitation hospitals, and special hospitals.

                  6.       Outpatient Hospital Services

                  7. Laboratory Services [Except routine testing related to administration of Clozapine and the other psychotropic drugs listed in Article 4.1.4B for non-DDD clients.]

                  8.       Radiology Services - diagnostic and therapeutic

                  9. Prescription Drugs (legend and non-legend covered by the Medicaid program) - For payment method for Protease Inhibitors, certain other anti-

Amended as OF SEPTEMBER 1, 2003                                             IV-4
                           retrovirals, blood clotting factors VIII and IX, and coverage of protease inhibitors and certain other anti-retrovirals under NJ FamilyCare, see Article 8.
                           EXCEPTION: NOT A CONTRACTOR-COVERED BENEFIT FOR THE NON-DUALLY ELIGIBLE ABD POPULATION.

                  10.      Family Planning Services and Supplies

                  11.      Audiology

                  12.      Inpatient Rehabilitation Services

                  13.      Podiatrist Services

                  14.      Chiropractor Services

                  15.      Optometrist Services

                  16.      Optical Appliances

                  17.      Hearing Aid Services

                  18.      Home Health Agency Services - Not a
                           contractor-covered benefit for the non-dually eligible ABD population. All other services provided to any enrollee in the home, including but not limited to pharmacy and DME services, are the contractor's fiscal and medical management responsibility.

                  19. Hospice Services -- are covered in the community as well as in institutional settings. Room and board services are included only when services are delivered in an institutional (non-private residence) setting.

                  20. Durable Medical Equipment (DME)/Assistive Technology Devices in accordance with existing Medicaid regulations.

                  21.      Medical Supplies

                  22. Prosthetics and Orthotics including certified shoe provider.

                  23.      Dental Services

                  24. Organ Transplants - includes donor and recipient costs, Exception: The contractor will not be responsible for transplant-related donor and recipient inpatient hospital costs for an individual placed on a transplant list while in the Medicaid FFS program prior to enrollment into the contractor's plan.

Amended as of SEPTEMBER 1, 2003                                             IV-5

                  7. Services Provided by New Jersey MH/SA and DYFS Residential Treatment Facilities or Group Homes. For enrollees living in residential facilities or group homes where ongoing care is provided, contractor shall cooperate with the medical, nursing, or administrative staff person designated by the facility to ensure that the enrollees have timely and appropriate access to contractor providers as needed and to coordinate care between those providers and the facility's employed or contracted providers of health services. Medical care required by these residents remains the contractor's responsibility providing the contractor's provider network and facilities are utilized.

                  8. Family Planning Services and Supplies when furnished by a non-participating provider.

                  9. Home health agency services for the non-dually eligible ABD population.

                  10. PRESCRIPTION DRUGS (LEGEND AND NON-LEGEND COVERED BY THE MEDICAID PROGRAM) FOR NON-DUALLY ELIGIBLE ABD POPULATION.

         B. Dental Services. For those dental services specified below that are initiated by a Medicaid non-New Jersey Care 2000+ provider prior to first time New Jersey Care 2000+ enrollment, an exemption from contractor-covered services based on the initial managed care enrollment date will be provided and the services paid by Medicaid FFS, The exemption shall only apply to those beneficiaries who have initially received these services during the 60 or 120 day period immediately prior to the initial New Jersey Care 2000+ enrollment date.

                  1. Procedure Codes to be paid by Medicaid FFS up to 60 days after first time New Jersey Care 2000+ enrollment:

02710              02792            03430
02720              02950            05110
02721              02952            05120
02722              02954            05211
02750              03310            05211-52
02751              03320            05212
02752              03330            05212-52
02790              03410-22         05213
02791              03411            05214

                  2. Procedure Codes to be paid by Medicaid FFS up to 120 days from date of last preliminary extractions after patient enrolls in New Jersey Care 2000+ (applies to tooth codes 5 -- 12 and 21 -- 28 only);

                           05130

Amended as of SEPTEMBER 1, 2003                                             IV-8

4.1.7 BENEFIT PACKAGE FOR NJ FAMILYCARE PLAN H

         A. SERVICES INCLUDED IN THE CONTRACTOR'S BENEFITS PACKAGE FOR NJ FAMILYCARE PLAN H. THE FOLLOWING SERVICES SHALL BE PROVIDED AND CASE MANAGED BY THE CONTRACTOR:

                  1.       PRIMARY CARE

                           A.       AH PHYSICIANS SERVICES, PRIMARY AND
                                    SPECIALTY

                           B.       IN ACCORDANCE WITH STATE
                                    CERTIFICATION/LICENSURE REQUIREMENTS,
                                    STANDARDS, AND PRACTICES, PRIMARY CARE
                                    PROVIDERS SHALL ALSO INCLUDE ACCESS TO
                                    CERTIFIED NURSE MIDWIVES - NON-MATERNITY,
                                    CERTIFIED NURSE PRACTITIONERS, CLINICAL
                                    NURSE SPECIALISTS, AND PHYSICIAN ASSISTANTS

                           C. SERVICES RENDERED AT INDEPENDENT CLINICS THAT PROVIDE AMBULATORY SERVICES

                           D. FEDERALLY QUALIFIED HEALTH CENTER PRIMARY CARE SERVICES

                  2.       EMERGENCY ROOM SERVICES

                  3. FAMILY PLANNING SERVICES, INCLUDING MEDICAL HISTORY AND PHYSICAL EXAMINATIONS (INCLUDING PELVIC AND BREAST), DIAGNOSTIC AND LABORATORY TESTS, DRUGS AND BIOLOGICALS, MEDICAL SUPPLIES AND DEVICES, COUNSELING, CONTINUING MEDICAL SUPERVISION, CONTINUITY OF CARE AND GENETIC COUNSELING.

                           SERVICES PROVIDED PRIMARILY FOR THE DIAGNOSIS AND TREATMENT OF INFERTILITY, INCLUDING STERILIZATION REVERSALS, AND RELATED OFFICE (MEDICAL AND CLINIC) VISITS, DRUGS, LABORATORY SERVICES, RADIOLOGICAL AND DIAGNOSTIC SERVICES AND SURGICAL PROCEDURES ARE NOT COVERED BY THE NJ FAMILYCARE PROGRAM, OBTAINING FAMILY PLANNING SERVICES FROM PROVIDERS OUTSIDE THE CONTRACTOR'S PROVIDER NETWORK IS NOT AVAILABLE TO NJ FAMILYCARE PLAN H ENROLLEES.

                  4. HOME HEALTH CARE SERVICES - LIMITED TO SKILLED NURSING FOR A HOME BOUND BENEFICIARY WHICH IS PROVIDED OR SUPERVISED BY A REGISTERED NURSE, AND HOME HEALTH AIDE WHEN THE PURPOSE OF THE TREATMENT IS SKILLED CARE; AND MEDICAL SOCIAL SERVICES WHICH ARE NECESSARY FOR THE TREATMENT OF THE BENEFICIARY'S MEDICAL CONDITION

                  5.       HOSPICE SERVICES

Amended as of SEPTEMBER 1, 2003                                            IV-15

                  6. INPATIENT HOSPITAL SERVICES, INCLUDING GENERAL HOSPITALS, SPECIAL HOSPITALS, AMI REHABILITATION HOSPITALS. THE CONTRACTOR SHALL NOT BE RESPONSIBLE WHEN THE PRIMARY ADMITTING DIAGNOSIS IS MENTAL HEALTH OR SUBSTANCE ABUSE RELATED.

                  7.       OUTPATIENT HOSPITAL SERVICES, INCLUDING OUTPATIENT
                           SURGERY

                  8. LABORATORY SERVICES - ALL LABORATORY TESTING SITES PROVIDING SERVICES UNDER THIS CONTRACT MUST HAVE EITHER A CLINICAL LABORATORY IMPROVEMENT ACT (CLIA) CERTIFICATE OF WAIVER OR A CERTIFICATE OF REGISTRATION ALONG WITH A CLIA IDENTIFICATION NUMBER. THOSE PROVIDERS WITH CERTIFICATES OF WAIVER SHALL PROVIDE ONLY THE TYPES OF TESTS PERMITTED UNDER THE TERMS OF THEIR WAIVER. LABORATORIES WITH CERTIFICATES OF REGISTRATION MAY PERFORM A FULL RANGE OF LABORATORY SERVICES.

                  9.       RADIOLOGY SERVICES - DIAGNOSTIC AND THERAPEUTIC

                  10. OPTOMETRIST SERVICES, INCLUDING ONE ROUTINE EYE EXAMINATION PER YEAR

                  11. OPTICAL APPLIANCES -- LIMITED TO ONE PAIR OF GLASSES (OR CONTACT LENSES) PER 24 MONTH PERIOD OR AS MEDICALLY NECESSARY

                  12. ORGAN TRANSPLANT SERVICES WHICH ARE NON-EXPERIMENTAL OR NON-INVESTIGATIONAL

                  13. PRESCRIPTION DRUGS, EXCLUDING OVER-THE-COUNTER DRUGS EXCEPTION; . SEE ARTICLE 8 REGARDING PROTEASE INHIBITORS AND OTHER ANTIRETROVIRALS.

                  14. PODIATRIST SERVICES -- EXCLUDES ROUTINE HYGIENIC CARE OF THE FEET, INCLUDING THE TREATMENT OF CORNS AND CALLUSES, THE TRIMMING OF NAILS, AND OTHER HYGIENIC CARE SUCH AS CLEANING OR SOAKING FEET, IN THE ABSENCE OF A PATHOLOGICAL CONDITION

                  15. PROSTHETIC APPLIANCES -- LIMITED TO THE INITIAL PROVISION OF A PROSTHETIC DEVICE THAT TEMPORARILY OR PERMANENTLY REPLACES ALL OR PART OF AN EXTERNAL BODY PART LOST OR IMPAIRED AS A RESULT OF DISEASE, INJURY, OR CONGENITAL DEFECT. REPAIR AND REPLACEMENT SERVICES ARE COVERED WHEN DUE TO CONGENITAL GROWTH.

                  16. PRIVATE DUTY NURSING - ONLY WHEN AUTHORIZED BY THE CONTRACTOR.

                  17. TRANSPORTATION SERVICES - LIMITED TO AMBULANCE FOR MEDICAL EMERGENCY ONLY.

Amended as of SEPTEMBER 1, 2003                                            IV-16

                  18.      MATERNITY AND RELATED NEWBORN CARE.

                  19.      DIABETIC SUPPLIES AND EQUIPMENT

         B. SERVICES AVAILABLE TO NJ FAMILYCARE PLAN H UNDER FEE-FOR-SERVICE. THE FOLLOWING SERVICES ARE AVAILABLE TO NJ FAMILYCARE PLAN H ENROLLEES UNDER FEE-FOR-SERVICE:

                  1. OUTPATIENT MENTAL HEALTH SERVICES, LIMITED TO 60 DAYS PER CALENDAR YEAR.

                  2.       ABORTION SERVICES.

                  3. OUTPATIENT REHABILITATION SERVICES PHYSICAL THERAPY, OCCUPATIONAL THERAPY, AND SPEECH THERAPY FOR NON-CHRONIC CONDITIONS AND ACUTE ILLNESSES AND INJURIES. LIMITED TO TREATMENT FOR A 60-DAY (THAT IS, 60 BUSINESS DAYS) CONSECUTIVE PERIOD PER INCIDENT OF ILLNESS OF INJURY, BEGINNING WITH THE FIRST DAY OF TREATMENT PER CONTRACT YEAR. SPEECH THERAPY SERVICES RENDERED FOR TREATMENT DELAYS IN SPEECH DEVELOPMENT, UNLESS RESULTING FROM DISEASE, INJURY, OR CONGENITAL DEFECTS ARE NOT COVERED.

         C. Exclusions. The following services not covered for NJ FamilyCare Plan H participants either by the contractor or the Department include, but are not limited to:

                  1.       Non-medically necessary services.

                  2.       Intermediate Care Facilities/Mental Retardation

                  3.       Private duty nursing UNLESS AUTHORIZED BY THE
                           CONTRACTOR

                  4.       Personal Care Assistant Services

                  5.       Medical Day Care Services

                  6.       Chiropractic Services

                  7.       Dental services

                  8.       Orthotic devices

                  9.       Targeted Case Management for the chronically ill

                  10.      Residential treatment center psychiatric programs

                  11.      Religious non-medical institutions care and services

                  12.      Durable Medical Equipment

                  13. Early and Periodic Screening, Diagnosis and Treatment (EPSDT) services (except for well child care, including immunizations and lead screening and treatments)

                  14. Transportation Services, including non-emergency ambulance, invalid coach, and lower mode transportation

                  15.      Hearing Aid Services

                  16. Blood and Blood Plasma, except administration of blood, processing of blood, processing fees and fees related to autologous blood donations are covered.

Amended as of SEPTEMBER 1, 2003                                            IV-17

                  17.      Cosmetic Services

                  18.      Custodial Care

                  19.      Special Remedial and Educational Services

                  20.      Experimental and Investigational Services

                  21.      Medical Supplies (except diabetic supplies)

                  22.      Infertility Services

                  23.      Rehabilitative Services for Substance Abuse

                  24. Weight reduction programs or dietary supplements, except operations, procedures or treatment of obesity when approved by the contractor

                  25. Acupuncture and acupuncture therapy, except when performed as a form of anesthesia in connection with covered surgery

                  26. Temporomandibular joint disorder treatment, including treatment performed by prosthesis placed directly in the teeth

                  27.      Recreational therapy

                  28.      Sleep therapy

                  29.      Court-ordered services

                  30.      Thermograms and thermography

                  31.      Biofeedback

                  32.      Radial keratotomy

                  33.      Respite Care

                  34.      Inpatient hospital services for mental health

                  35.      Inpatient and outpatient services for substance abuse

                  36.      Partial hospitalization

                  37.      Skilled nursing facility services

4.1.8 SUPPLEMENTAL BENEFITS

         Any service, activity or product not covered under the State Plan may be provided by the contractor only through written approval by the Department and the cost of which shall be borne solely by the contractor.

4.1.9 CONTRACTOR AND DMAHS SERVICE EXCLUSIONS

         Neither the contractor nor DMAHS shall be responsible for the following:

         A. All services not medically necessary, provided, approved or arranged by a contractor's physician or other provider (within his/her scope of practice) except emergency services.

         B.       Cosmetic surgery except when medically necessary and approved.

         C.       Experimental organ transplants.

Amended as of SEPTEMBER 1, 2003                                            IV-18

5.2 AID CATEGORIES ELIGIBLE FOR CONTRACTOR ENROLLMENT

         A. Except as specified in Article 5.3, all persons who are not institutionalized, belong to one of the following eligibility categories, and reside in any of the enrollment areas, as identified in Article 5.1, are in mandatory aid categories and shall be eligible for enrollment in the contractor's plan in the manner prescribed by this contract.

                  1. Aid to Families with Dependent Children (AFDC/Temporary Assistance for Needy Families (TANF);

                  2. AFDC/TANF-Related, New Jersey Care...Special Medicaid Program for Pregnant Women and Children;

                  3.       SSI-Aged, Blind, Disabled, and Essential Spouses;

                  4. New Jersey Care...Special Medicaid programs for Aged, Blind, and Disabled;

                  5. Division of Developmental Disabilities Clients including the Division of Developmental Disabilities Community Care Waiver;

                  6.       Medicaid only or SSI-related Aged, Blind, and
                           Disabled;

                  7. Uninsured parents/caretakers and children who are covered under NJ FamilyCare;

                  8. UNINSURED ADULTS AND COUPLES WITHOUT DEPENDENT CHILDREN UNDER THE AGE OF 23 WHO ARE COVERED UNDER NJ FAMILYCARE.

         B. The contractor shall enroll the entire Medicaid case, i.e., all individuals included under the ten digit Medicaid identification number.

         C. DYFS. Individuals who are eligible through the Division of Youth and Family Services may enroll voluntarily. All individuals eligible through DYFS shall be considered a unique Medicaid case and shall be issued an individual 12 digit Medicaid identification number, and may be enrolled in his/her own contractor.

         D. The contractor shall be responsible for keeping its network of providers informed of the enrollment status of each enrollee.

         E.       Dual eligibles (Medicaid-Medicare) may voluntarily enroll.

5.3 EXCLUSIONS AND EXEMPTIONS

         Persons who belong to one of the eligible populations (defined in 5.2A) shall not be subject to mandatory enrollment if they meet one or more criteria defined in this Article. Persons who fall into an "excluded" category (Article 5.3.1A) shall not be eligible to enroll in the contractor's plan. Persons falling into the categories under Article 5.3.1B are eligible to enroll on a voluntary basis. Persons falling into a category under Article 5.3.2 may be eligible for enrollment exemption, subject to the Department's review.

Amended as of SEPTEMBER 1, 2003                                              V-2

                  1. Individuals whose Medicaid eligibility will terminate within three (3) months or less after the projected date of effective enrollment.

                  2. Individuals in mandatory eligibility categories who live in a county where mandatory enrollment is not yet required based on a phase-in schedule determined by DMAHS.

                  3. Individuals enrolled in or covered by either a Medicare or commercial HMO will not be enrolled in New Jersey Care 2000+ contractor unless the New Jersey Care 2000+ contractor and the Medicare/commercial HMO are the same.

                  4. Individuals in the Pharmacy Lock-in or Provider Warning or Hospice programs.

                  5. Individuals in eligibility categories other than AFDC/TANF, AFDC/TANF-related New Jersey Care, SSI-Aged, Blind and Disabled populations, the Division of Developmental Disabilities Community Care Waiver population, New Jersey Care - Aged, Blind and Disabled, or NJ FamilyCare Plan A.

                  6.       Children awaiting adoption through a private agency.

                  7. Individuals identified as having more than one active eligible Medicaid number.

                  8.       DYFS Population.

         C. The following individuals shall be excluded from the Automatic Assignment process;

                  1. Individuals included under the same Medicaid Case Number where one or more household member(s) are exempt.

                  2. Individuals participating in NJ FamilyCare Plans B, C, D, AND H [Managed Care is the only program option available for these individuals].

5.3.2 ENROLLMENT EXEMPTIONS

                  The contractor, its subcontractors, providers or agents shall not coerce individuals to disenroll because of their health care needs which may meet an exemption reason, especially when the enrollees want to remain enrolled. Exemptions do not apply to NJ FamilyCare Plan B, Plan C, Plan D (EXCEPT PARENTS/CARETAKERS WITH PSC 380), AND PLAN H individuals or to individuals who have been enrolled in any of the contracted plans for greater than one hundred and eighty (180) days. All exemption requests are reviewed by DMAHS on a case by case basis.

Amended as of SEPTEMBER 1, 2003                                            V - 4
                  may also enroll and directly market to individuals eligible for Aged, Blind, and Disabled (ABD) benefits. The contractor shall not enroll any other Medicaid-eligible beneficiary except as described in Article 5.16.1.(A).2. Except as provided in 5.16, the contractor shall not directly market to or assist managed care eligibles in completing enrollment forms. The duties of the HBC will include, but are not limited to, education, enrollment, disenrollment, transfers, assistance through the contractor's grievance/appeal process and other problem resolutions with the contractor, and communications. The duties of the contractor, when enrolling ABD beneficiaries will include education and enrollment, as well as other activities required within this contract. The contractor shall cooperate with the HBC in developing information about its plan for dissemination to Medicaid/NJ FamilyCare beneficiaries.

         B. Individuals eligible under NJ FamilyCare may request an application via a toll-tree number operated under contract for the State, through an outreach source, or from the contractor. The applications, including ABD applications taken by the contractor, may be mailed back to a State vendor. Individuals eligible under Plan A also have the option of completing the application either via a mail-in process or on site at the county welfare agency. Individuals eligible under Plan B, Plan C, Plan D, AND PLAN H have the option of requesting assistance from the State vendor, the contractor or one of the registered servicing centers in the community. Assistance will also be made available at State field offices (e.g. the MEDICAL ASSISTANCE CUSTOMER CENTERS) and county offices (e.g. Offices on Aging for grandparent caretakers).

         C. Automatic Assignment, Medicaid eligible persons who reside in enrollment areas that have been designated for mandatory enrollment, who qualify for AFDC/TANF, ABD, New Jersey Care...Special Medicaid programs eligibility categories, NJ FamilyCare Plan A, and SSI populations, who do not meet the exemption criteria, and who do not voluntarily choose enrollment in the contractor's plan, shall be assigned automatically by DMAHS to a contractor.

5.5 ENROLLMENT AND COVERAGE REQUIREMENTS

         A. General, The contractor shall comply with DMAHS enrollment procedures. The contractor shall accept for enrollment any individual who selects or is assigned to the contractor's plan, whether or not they are subject to mandatory enrollment, without regard to race, ethnicity, gender, sexual or affectional preference or orientation, age, religion, creed, color, national origin, ancestry, disability, health status or need for health services and will not use any policy or practice that has the effect of discrimination on the basis of race, color, or national origin.

         B. Coverage commencement, Coverage of enrollees shall commence at 12:00 a.m., Eastern Time, on the first day of the calendar month as specified by the DMAHS

Amended as of SEPTEMBER 1, 2003                                            V - 6

                                             (other than "liveborn infant"). The
                                             contractor shall be responsible for
                                             notifying DMAHS when a newborn who
                                             has been hospitilized and has not
                                             been accreted to its enrollment
                                             roster after twelve (12) weeks from
                                             the date of birth.

                                    ii.      DYFS. Newborns who are placed under
                                             the jurisdiction of the Division of
                                             Youth and Family Services are the
                                             responsibility of the MCE that
                                             covered the mother on the date of
                                             birth for medically necessary
                                             newborn care. Such children shall
                                             become FFS upon their placement in
                                             a DYFS-approved out-of-home
                                             placement.

                                    iii.     NJ FamilyCare. Newborn infants born
                                             to NJ FamilyCare Plans B, C, and D
                                             mothers shall be the responsibility
                                             of the MCE that covered the mother
                                             on the date of birth for a minimum
                                             of 60 days after the birth through
                                             the period ending at the end of the
                                             month in which the 60th day falls
                                             unless the child is determined
                                             eligible beyond this time period.
                                             The contractor shall notify DMAHS
                                             of the birth immediately in order
                                             to assure payment for this period.

                           d. Enrollee no longer in contract area. If an enrollee moves out of the contractor's enrollment area and would otherwise still be eligible to be enrolled in the contractor's plan, the contractor shall continue to provide or arrange benefits to the enrollee until the DMAHS can disenroll him/her. The contractor shall ask DMAHS to disenroll the enrollee due to the change of residence as soon as it becomes aware of the enrollee's relocation. This provision does not apply to persons with disabilities, who may elect to remain with the contractor, or to NJ FamilyCare Plans B, C, D, AND H enrollees, who remain enrolled until the end of the month in which the 60th day after the request falls.

         H. Enrollment Roster. The enrollment roster and weekly transaction register generated by DMAHS shall serve as the official contractor enrollment list, However, enrollment changes can occur between the time when the monthly roster is produced and capitation payment is made. The contractor shall only be responsible for the provision and cost of care for an enrollee during the months on which the enrollee's name appears on the roster, except as indicated in Article 8,8. DMAHS Shall make available data on eligibility determinations to the contractor to resolve discrepancies that may arise between the roster and contractor enrollment files. If DMAHS notifies the contractor in writing of changes in the roster, the contractor shall rely upon that written notification in the same manner as the roster. Corrective action shall be limited to one (1) year from the date that the change was effective.

Amended as of SEPTEMBER 1, 2003                                            V - 9

         TT. An explanation of the enrollee's rights and responsibilities which should include, at a minimum, the following, as well as the provisions found in Standard X in NJ modified QARI/QISMC in Section B.4.14 of the Appendices.

                  1. Provision for "Advance Directives," pursuant to 42 C.F.R. Part 422 and Part 489, Subpart I; must also include a description of State law and any changes in State law. Such changes must be made and issued no later than 90 days after the effective date of the change;

                  2. Participation in decision-making regarding their health care;

                  3. Provision for the opportunity for enrollees or, where applicable, an authorized person to offer suggestions for changes in policies and procedures; and

                  4.       A policy on the treatment of minors,

         UU. Notification that prior authorization for emergency services, either in-network or out-of-network, is not required;

         VV. Notification that the costs of emergency screening examinations will be covered by the contractor when the condition appeared to be an emergency medical condition to a prudent layperson;

         WW. For beneficiaries subject to cost-sharing (i.e., those eligible through NJ FamilyCare Plan C, D, and H; See Section
                  B.5.2 of the Appendices), information that specifically explains:

                  1.       The limitation on cost-sharing;

                  2. The dollar limit that applies to the family based on the reported income;

                  3. The need for the family to keep track of the cost-sharing amounts paid; and

                  4. Instructions on what to do if the cost-sharing requirements are exceeded.

         XX.      An explanation on how to access WIC services;

         YY. Any other information essential to the proper use of the contractor's plan as may be required by the Division;

         ZZ. Inform enrollees of the availability of care management services;

         AAA. Enrollee right to adequate and timely information related to physician incentives;

Amended as of September 1, 2003                                           V - 18

         BBB. An explanation that Medicaid benefits received after age 55 may be reimbursable, to the State of New Jersey from the enrollee's estate, The recovery may include premium payments made on behalf of the beneficiary to the managed care. organization in which the beneficiary enrolls; and

         CCC. Information on how to obtain continued services during a transition, i.e., from the Medicaid FFS program to the contractor's plan, from one MCO to another MCO, from the contractor's plan to Medicaid FFS, when applicable.

5.8.3    ANNUAL INFORMATION TO ENROLLEES

         The contractor shall distribute an updated handbook which will include the information specified in Article 5.8.2 to each enrollee or enrollee's family unit and to all providers at least once every twelve
         (12) months.

5.8.4    NOTIFICATION OF CHANGES IN SERVICES

         The contractor shall revise and distribute the information specified in
         Article 5.8 at least thirty (30) calendar days prior to any changes that the contractor makes in services provided or in the locations at which services may be obtained, or other changes of a program nature or in administration, to each enrollee and all providers affected by that change.

5.8.5    ID CARD

         A. Except as set forth in Section 5.9.1C. the contractor shall deliver to each new enrollee prior to the effective enrollment date but no later than seven (7) days after the enrollee's effective date of enrollment a contractor Identification Card for those enrollees who have selected a PCP. The Identification Card shall have at least the following information:

                  1.       Name of enrollee

                  2. Issue Date for use in automated card replacement process

                  3. Primary Care Provider Name (may be affixed by sticker)

                  4. Primary Care Provider Phone Number (may be affixed by sticker)

                  5. What to do in case of an emergency and that no prior authorization is required

                  6.       Relevant copayments/Personal Contributions to Care

                  7.       Contractor 800 number - emergency message

                  Any additional information shall be approved by DMAHS prior to use on the ED card.

         B. For children and individuals eligible solely through the NJ FamilyCare Program, the identification card must clearly indicate "NJ FamilyCare"; for children and individuals who are participating in NJ FamilyCare Plans C, D, and H the

Amended as of September 1, 2003                                            V -19
                  in this contract. The contractor shall make provision for continuing all management and administrative services until the transition of enrollees is completed and all other requirements of this contract are satisfied. The contractor shall be responsible for the following:

                  1. Identification and transition of chronically ill, high risk and hospitalized enrollees, and enrollees in their last four weeks of pregnancy.

                  2.       Transfer of requested medical records.

5.10.2   DISENROLLMENT FROM THE CONTRACTOR'S PLAN AT THE ENROLLEE'S REQUEST

         A. An individual enrolled in a contractor's plan may be subject to the enrollment Lock-In period provided for in this Article, The enrollment Lock-In provision does not apply to SSI and New Jersey Care ABD individuals, clients of DDD or to individuals eligible to participate through the Division of Youth and Family Services.

                  1. An enrollee subject to the enrollment Lock-In period may initiate disenrollment or transfer for any reason during the first ninety (90) days after the latter of the date the individual is enrolled or the date they receive notice of enrollment with a new contractor and at least every twelve (12) months thereafter without cause. NJ FamilyCare Plans B, C, D, and H enrollees will be subject to a twelve (12)-month Lock-In period.

                           a. The period during which an individual has the right to disenroll from the contractor's plan without cause applies to an individual's initial period of enrollment with the contractor. If that individual chooses to re-enroll with the contractor, his/her initial date of enrollment with the contractor will apply.

                           b.       Upon automatic re-enrollment of an
                                    individual who is disenrolled solely because he or she loses Medicaid eligibility for a period of 2 months or less, if the temporary loss of Medicaid eligibility has caused the individual to miss the annual disenrollment opportunity.

                  2. An enrollee subject to the Lock-In period may initiate disenrollment for good cause at any time,

                           a. Good cause reasons for disenrollment or transfer shall include, unless otherwise defined by DMAHS:

                                    i.       Failure of the contractor to
                                             provide services including physical
                                             access to the enrollee in
                                             accordance with the terms of this
                                             contract;

Amended as of September 1,2003                                              V-24
                  through NJ FamilyCare Plans B, C, D (except for individuals with a program status code of 380), and H do not have the right to a Medicaid Fair Hearing.

         B. Complaints. The contractor shall have procedures for receiving, responding to, and documenting resolution of enrollee complaints that are received orally and are of a less serious or formal nature. Complaints that are resolved to the enrollee's satisfaction within three (3) business days of receipt do not require a formal written response or notification, The contractor shall call back an enrollee within twenty-four hours of the initial contact if the contractor is unavailable for any reason or the matter cannot be readily resolved during the initial contact. Any complaint that is not resolved within three business days shall be treated as a grievance/appeal, in accordance with requirements defined in Article 5.15.3.

         C. HBC Coordination. The contractor shall coordinate its efforts with the health -benefits coordinator including referring the enrollee to the HBC for assistance as needed in the management of me complaint/grievance/appeal procedures.

         D. DMAHS Intervention, DMAHS shall have the right to intercede on an enrollee's behalf at any time during the contractor's complaint/grievance/appeal process whenever there is an indication from the enrollee, or, where applicable, authorized person, or the HBC that a serious quality of care issue is not being addressed timely or appropriately. Additionally, the enrollee may be accompanied by a representative of the enrollee's choice to any proceedings and grievances/appeals.

         E. Legal Rights, Nothing in this Article shall be construed as removing any legal rights of enrollees under State or federal law, including the right to file judicial actions to enforce rights,

5.15.2   NOTIFICATION TO ENROLLEES OF GRIEVANCE/APPEAL PROCEDURE

         A. The contractor shall provide all enrollees or, where applicable, an authorized person, upon enrollment in the contractor's plan, and annually thereafter, pursuant to this contract, with a concise statement of the contractor's grievance/appeal procedure and the enrollees rights to a hearing by the Independent Utilization Review Organization
                  (IURO) per NJAC 8:38-8.7 as well as their right to pursue the Medicaid Fair Hearing process described in N.J.A.C. 10:49-10.1 et seq. The information shall be provided through an annual mailing, a member handbook, or any other method approved by DMAHS. The contractor shall prepare the information orally and in writing in English, Spanish, and other bilingual translations and a format accessible to the visually impaired, such as Braille, large print, or audio tapes.

         B. Written information to enrollees regarding the grievance/appeal process shall include at a minimum:

Amended as of September 1, 2003                                           V - 36

         B. Response time. The contractor shall respond to after hours telephone calls regarding medical care within the following timeframes: fifteen (15) minutes for crisis situations; forty-five (45) minutes for non-emergent, symptomatic issues; same day for non-symptomatic concerns.

         C. At no time shall providers wait more than five (5) minutes on hold.

6.5      PROVIDER GRIEVANCES/APPEALS

         A. Payment Disputes. The contractor shall establish and utilize a procedure to resolve billing, payment, and other administrative disputes between health care providers and the contractor for any reason including, but not limited to: lost or incomplete claim forms or electronic submissions; requests for additional explanation as to services or treatment rendered by a health care provider; inappropriate or unapproved referrals initiated by the providers; or any other reason for billing disputes. The procedure shall include an appeal process and require direct communication between the provider and the contractor and shall not require any action by the enrollee.

         B. Complaints, Grievances/Appeals. The contractor shall establish and maintain provider complaint, grievance/appeal procedures for any provider who is not satisfied with the contractor's policies and procedures, or with a decision made by the contractor, or disagrees with the contractor as to whether a service, supply, or procedure is a covered benefit, is medically necessary, or is performed in the appropriate setting. The contractor procedure shall satisfy the following minimum standards:

                  1. The contractor shall have in place an informal complaint process which network providers can use to make verbal complaints, to ask questions, and get problems resolved without going through the formal, written grievance/appeal process.

                  2. The contractor shall have in place a formal grievance/appeal process which network providers and non-participating providers can use to complain in writing. The contractor shall issue a written response to a grievance within 30 days. With respect to appeals, the contractor shall also issue a written response within 30 days.

                  3. Such procedures shall not be applicable to any disputes that may arise between the contractor and any provider regarding the terms, conditions, or termination or any other matter arising under contract between the provider and contractor.

Amended as of September 1,2003                                              VI-4

8.5.4    SUPPLEMENTAL PAYMENT PER PREGNANCY OUTCOME

         Because costs for pregnancy outcomes were not included in the capitation rates, the contractor shall be paid supplemental payments for pregnancy outcomes for all eligibility categories.

         Payment for pregnancy outcome shall be a single, predetermined lump sum payment. This amount shall supplement the existing capitation rate paid. The Department will make a supplemental payment to contractors following pregnancy outcome. For purposes of this Article, pregnancy outcome shall mean each live birth, still birth or miscarriage occurring at the thirteenth (13th) or greater week of gestation. This supplemental payment shall reimburse the contractor for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby for the first 60 days after the birth plus through the end of the month in which the 60th day falls are Included (See Section 8.5.3). Regional payment shall be made by the State to the contractor based on submission of appropriate encounter data as specified by DMAHS,

8.5.5    PAYMENT FOR CERTAIN BLOOD CLOTTING FACTORS

         The contractor shall be paid separately for factor VIII and DC blood clotting factors. Payment will be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with factor VIII or IX hemophilia. Payment for these products will be the lesser of: 1) Average Wholesale Price (AW?) minus 12.5% and 2) rates paid by the contractor.

8.5.6    PAYMENT FOR HIV/AIDS DRUGS

         The contractor shall be paid separately for protease inhibitors and other anti-retroviral agents (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, W5M, W5N) for all eligibility groups, Payment for protease inhibitors shall be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and
         2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with HIV/AIDS. Payment for these products will be the lesser of: 1) Average Wholesale Price
         (AWP) minus 12.5% and 2) rates paid by the contractor.

         Individuals eligible through NJ FamilyCare with a program status code of 380 and all children groups shall receive protease inhibitors and other anti-retroviral agents under the contractor's plan. All other individuals eligible through NJ FamilyCare with program status codes of 497-498, 300-301, 700-701, and 763 shall receive protease inhibitors and other anti-retrovirals (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W51, W5J, W5K, W5L, W5M and W5N) through Medicaid fee for service and/or the AIDS Drug Distribution Program (ADDP).

8.5.7    EPSDT INCENTIVE PAYMENT

Amended as of September 1, 2003                                           VIII-8

         - Compilation of case scores for each beneficiary for whom requisite data are available and establishment of criteria to assign case scores to those without claims and eligibility data.

         - Based on the monthly enrollment, calculation of an average case mix for each participating contractor. This average case mix is normalized and used in conjunction with the base capitation rate to determine the actual reimbursement to the contractor for the risk-adjusted population, contemporaneous with the monthly remittance.

8.7      THIRD PARTY LIABILITY

         A. General. The contractor, and by extension its providers and subcontractors, hereby agree to:

                  1. Utilize, WITHIN SIXTY (60) DAYS OF LEARNING OF SUCH SOURCES, FOR CLAIMS COST AVOIDANCE PURPOSES other AVAILABLE public or private sources of payment for services rendered to enrollees in the contractor's plan. "Third party", for the purposes of this Article, shall mean any person or entity who is or may be liable to pay for the care and services rendered to a Medicaid beneficiary (See N.J.S.A, 30;4D-3m). Examples of a third party include a beneficiary's health insurer, casualty insurer, a managed care organization, Medicare, or an employer administered ERISA plan. Federal and State law requires that Medicaid payments be last dollar coverage and should be utilized only after all other sources of third party liability (TPL) are exhausted, subject to the exceptions in Section F below.

                  2. REPORT SUCH INFORMATION TO THE STATE BY NO LATER THAN THE FIFTEENTH (15th) DAY AFTER THE CLOSE OF THE MONTH DURING WHICH THE CONTRACTOR LEARNS OF SUCH INFORMATION USING THE TPL-1 FORM (FOUND IN THE APPENDIX, SECTION A.8.1) BARD COPY OR DISKETTE USING STANDARD SOFTWARE (I.E. MICROSOFT EXCEL OR ACCESS) OR A DELIMITED TEXT FILE.

         B. Third Party Coverage Unknown. If coverage through health or casualty insurance is not known or is unavailable at the time the claim is filed, then the claim must be paid BY THE CONTRACTOR and postpayment recovery WILL be initiated by the State.

         C. Capitation Rates. The State WILL NOT TAKE into account historical and/or anticipated cost avoidance and recovery due to the existence of liable third parties in setting capitation rates. ADDITIONALLY, these factors do not include any reductions due to tort recoveries, or to recoveries made by the State from the estates of deceased Medicaid beneficiaries. State ALL WILL TPL RECOVERIES, AND RETAIN ALL MONIES DERIVED THEREFROM FOR CLAIMS NOT COST-AVOIDED BY THE CONTRACTOR.

Amended as of September 1, 2003                                          VIII-10

         D. Categories. Third party resources are categorized as 1) health insurance, 2) casualty insurance, 3) legal causes of action for damages, and 4) estate recoveries.

                  1. Health Insurance. The STATE shall pursue and collect payments from health insurers when health insurance coverage is available. "Health insurance" shall include, but not be limited to, coverage by any health care insurer, HMO, Medicare, or an employer-administered ERISA plan. Funds so collected shall be retained SOLELY by the THE CONTRACTOR SHALL COOPERATE WITH THE STATE IN ALL COLLECTION EFFORTS, AND SHALL ALSO DIRECT ITS PROVIDERS AND SUBCONTRACTORS TO DO SO. STATE COLLECTIONS RESULTING FROM SUCH RECOVERY ACTIONS WILL BE RETAINED BY THE STATE.


                           a. THE CONTRACTOR SHALL SUBMIT, ON A ONE-TIME BASIS, AN ELECTRONIC FILE OF ALL PAID, PENDED, AND DENIED CLAIMS FOR THE PREVIOUS TWO (2) YEARS, INCLUDING THOSE OF ITS SUBCONTRACTORS TO THE STATE, OR ITS DESIGNEE, BY NO LATER THAN THE THIRTIETH
                                    (30TH) DAY AFTER THE EFFECTIVE DATE OF THIS
                                    AMENDMENT THEREAFTER, THE CONTRACTOR SHALL
                                    SUBMIT, AN ELECTRONIC FILE OF ALL PAID,
                                    PENDED, AND DENIED CLAIMS FOR THE MONTH,
                                    INCLUDING THOSE OF ITS SUBCONTRACTORS, TO
                                    TBE I STATE, OR ITS DESIGNEE, BY NO LATER
                                    THAN THE FIFTEENTH (15TH) DAY AFTER THE
                                    CLOSE OF THE MOUTH DURING WHICH TBE
                                    CONTRACTOR PAYS, PENDS, OR DENIES THE
                                    CLAIMS. IF THE CONTRACTOR FAILS TO PROVIDE
                                    THE DATA, THE CONTRACTOR SHALL PAY AN
                                    ASSESSMENT EQUAL TO ONE HUNDRED PERCENT
                                    (100%) OF THE COST OF THE SERVICES PROVIDED
                                    FOR WHICH COST AVOIDANCE COULD HAVE BEEN
                                    EFFECTED.

                  2. Casualty Insurance. The STATE shall pursue and collect payment from casualty insurance available to the enrollee. "Casualty insurance" shall include, but not be limited to, no fault auto insurance benefits, worker's compensation benefits, and medical payments coverage through a homeowner's insurance policy. Funds so collected shall be retained SOLELY by the STATE. THE CONTRACTOR SHALL COOPERATE WITH

Amended as of September 1, 2003                                          VIII-11

                           THE STATE IN ALL COLLECTION EFFORTS, AND SHALL ALSO DIRECT ITS PROVIDERS AND SUBCONTRACTORS TO DO SO. STATE COLLECTIONS RESULTING FROM SUCH RECOVERY ACTION WILL BE RETAINED BY THE STATE.

                           a. THE CONTRACTOR SHALL SUBMIT, ON A ONE-TIME BASIS, AN ELECTRONIC FILE OF ALL PAID, PENDED, AND DENIED CLAIMS FOR THE PREVIOUS TWO (2) YEARS, INCLUDING THOSE OF ITS SUBCONTRACTORS TO THE STATE, OR ITS DESIGNEE, BY NO LATER THAN THE THIRTIETH
                                    (30TH) DAY AFTER THE EFFECTIVE DATE OF THIS
                                    AMENDMENT THEREAFTER, THE CONTRACTOR SHALL
                                    SUBMIT, AN ELECTRONIC FILE OF ALL PAID,
                                    PENDED, AND DENIED CLAIMS FOR THE MONTH,
                                    INCLUDING THOSE OF ITS SUBCONTRACTORS, TO
                                    THE STATE, OR ITS DESIGNEE, BY NO LATER THAN
                                    THE FIFTEENTH (15TH) DAY AFTER THE CLOSE OF
                                    THE MONTH DURING WHICH THE CONTRACTOR PAYS,
                                    PENDS, OR DENIES THE CLAIMS. IF THE
                                    CONTRACTOR FAILS TO PROVIDE THE DATA, THE
                                    CONTRACTOR SHALL PAY AN ASSESSMENT EQUAL TO
                                    ONE HUNDRED PERCENT (100%) OF THE COST OF
                                    THE SERVICES PROVIDED FOR WHICH COST
                                    AVOIDANCE COULD HAVE BEEN EFFECTED.

                  3. Legal Causes of Action for Damages. The State shall have the sole and exclusive right to pursue and collect payments made by the contractor when a legal cause of action for damages is instituted on behalf of a Medicaid enrollee against a third party or When the State receives notice that legal counsel has been retained by or on behalf of any enrollee. The contractor shall cooperate with the State in all collection efforts, and shall also direct.its providers to do so, State collections identified as contract or related resulting from such legal actions will be retained by the State.

                  4. Estate Recoveries. The State shall have the sole and exclusive right to pursue and recover correctly paid benefits from the estate of a deceased Medicaid enrollee in accordance with federal and State law. Such recoveries will be retained by the State.

         E.       Cost Avoidance.

                  1. When the contractor is aware of health or casualty insurance coverage prior to paying for a health care service, it shall avoid payment by rejecting a provider's claim and directing that the claim be submitted first to the appropriate third party, or by directing its SUBCONTRACTOR to withhold payments to a PROVIDER FOR THE SAME PURPOSE,

Amended as of September 1, 2003                                          VIII-12

                  2. If insurance coverage -is not available, or if one of the exceptions to the cost avoidance rule discussed below applies, then payment must be made and a claim made against the third party, if it is determined that the third party is or may be liable.

                  3. IF THE CONTRACTOR FAILS TO COST AVOID CLAIMS SUBJECT TO TPL ACCORDING TO THE PROVISIONS OF 8,7-E & 8.7.F AND TIME FRAMES IN 8.7.A OR FAILS TO NOTIFY THE STATE OF TPL WITHIN THE TIME FRAMES STATED IN 8.7.A AND THE STATE MUST RECOVER-THE COST OF THE CLAIM THROUGH ITS TPL AGENT, THE STATE SHALL LEVY THE AMOUNT OF THE COLLECTION FEE ASSESSED BY THE AGENT FOR SUCH RECOVERY, IN ADDITION TO THE COST OF THE CLAIM AS DESCRIBED IN 8.7.D.

         F.       Exceptions to the Cost Avoidance Rule.

                  1. In the following situations, the contractor must first pay its providers and then coordinate with the liable third party, unless prior approval to take other action is obtained from the State,

                           a. The coverage is derived from a parent whose obligation to pay support is being enforced by the Department of Human Services.

                           b. The claim is for prenatal care for a pregnant woman or for preventive pediatric services (including EPSDT services) that are covered by the Medicaid program.

                           c. The claim is for labor, delivery, and post-partum care and does not involve hospital costs associated with the inpatient hospital stay.

                           d. The claim is for a child who is in a DYFS supported out of home placement.

                           e. The claim involves coverage or services mentioned in 1.a, 1 .b, 1.c, or l.d, above in combination with another service.

                  2. If the contractor knows that the third party will neither pay for nor provide the covered service, and the service is medically necessary, the contractor shall neither deny payment for the service nor require a written denial from the third party.

                  3. If the contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the contractor shall contact the third party and determine whether or not such service is covered rather than requiring the enrollee to do so. Further, the contractor shall require the provider or subcontractor to bill the third party if coverage is available.

Amended as of September 1, 2003                                          VIII-13

         G.       Sharing of TPL Information by the State.

                  1. By the fifteenth (15th) day AFTER THE CLOSE OF THE month DURING WHICH THE STATE LEARNS OF SUCH INFORMATION, the State may provide the contractor with a list of all known health insurance coverage information for the purpose of updating the contractor's files. THIS INFORMATION WILL BE IN THE FORMAT OF THE STATE'S TPL RESOURCE FILE.

                  2. Additionally, BY THE FIFTEENTH (15TH) DAY ALTER THE CLOSE OF THE CALENDAR QUARTER the State may provide a COPY OF THE STATE'S health insurer file to the contractor that will contain all of the health insurers that the State has on file AS OF THE CLOSE OF THE PREVIOUS CALENDAR QUARTER AND related information that is needed in order to file TPL claims.

         H.       Sharing of TPL Information by the Contractor.

                  1. The contractor shall notify the State BY THE FIFTEENTH (15TH) DAY AFTER THE CLOSE OF THE MONTH DURING WHICH THE CONTRACTOR learns that an enrollee has health insurance coverage not reflected in the State's health insurance coverage file, or casualty insurance coverage, or of any change in an enrollee's health insurance coverage USING THE FORMAT OF THE TPL-1 FORM, HARD COPY OR DISKETTE. (See Section A.8.1 of the Appendices.) The contractor shall impose a, corresponding requirement upon its SUBCONTRACTORS AND servicing providers to notify it of any newly discovered coverage, or of any changes in an enrollee's health insurance coverage.

                  2. When the contractor becomes aware that an enrollee has retained counsel, who either may institute or has instituted a legal cause of action for damages against a third party, the contractor shall notify the State in writing, including the enrollee's name and Medicaid identification number, date of accident/incident, nature of injury, name and address of enrollee's legal representative, copies of pleadings, and any other documents related to the action in the contractor's possession or control.

Amended as of September 1, 2003                                          VIII-14

         G. Payments to Providers. Payments shall not be made on behalf of an enrollee to providers of health care services other than the contractor for the benefits covered in Article Four and rendered during the term of this contract.

         H. Time Period for Capitation Payment per Enrollee. The monthly capitation payment per enrollee. is due to the contractor from the effective date of an enrollee's enrollment until the effective date of termination of enrollment or termination of this contract, whichever occurs first.

         I. Payment If Enrollment Begins after First Day of Month. When DMAHS' capitation payment obligation is computed, if an enrollee's coverage begins after the first day of a month, DMAHS will pay the contractor a fractional capitation payment that is proportionate to the part of the month during which the contractor provides coverage. Payments are calculated and made to the last day of a - calendar month except as noted in this Article.

         J. Risk Assumption. The capitation rates shall not include any amount for recoupment of any losses suffered by the contractor for risks assumed under this contract or any prior contract with the Department.

         K. Hospitalizations. For any eligible person who applies for participation in the contractor's plan, but who is hospitalized prior to the time coverage under the plan becomes effective, such coverage shall not commence until the date after such person is discharged from the hospital and DMAHS shall be liable for payment for the hospitalization, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. If an enrollee's disenrollment or termination becomes effective during a hospitalization, the contractor shall be liable for hospitalization until the date such person is discharged from the hospital, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis, The contractor must notify DMAHS of these occurrences to facilitate payment to appropriate providers.

         L. Continuation of Benefits. The contractor shall continue benefits for all enrollees for the duration of the contract period for which capitation payments have been made, including enrollees in an inpatient facility until discharge, The contractor shall notify DMAHS of these occurrences.

         M. DRUG CARVE-OUT REPORT THE DMAHS WILL PROVIDE THE CONTRACTOR WITH A MONTHLY ELECTRONIC FILE OF PAID DRUG CLAIMS DATA FOR NON-DUALLY ELIGIBLE, ABD ENROLLEES.

8.9      CONTRACTOR ADVANCED PAYMENTS AND PIPS TO PROVIDERS

         A. The contractor shall make advance payments to its providers, capitation, FFS, or other financial reimbursement arrangement, based on a provider's historical billing or utilization of services if the contractor's claims processing systems

Amended as of September 1, 2003                                          VIII-18

                               STATE OF NEW JERSEY
                          DEPARTMENT OF HUMAN SERVICES
               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                          TORT - ACCIDENT REFERRAL FORM
                       PLEASE USE OTHER SIDE IF NECESSARY

HMO_______________________ HMO#_______________________ PHONE____________________

                             PART A: IDENTIFICATION

CLIENT'S NAME_______________________________ HSP#___________________________

SOCIAL SECURITY #___________________________________________________________

DATE OF ACCIDENT/INCIDENT __________________________________________________

NATURE OF INJURY          __________________________________________________

TYPE OF ACCIDENT          __________________________________________________
                               (auto - fall - med. malpractice, etc.)

ATTORNEY FOR CLIENT       __________________________________________________
(NAME-ADDRESS-PHONE)      __________________________________________________
                          __________________________________________________


Please attach: (1) Any copies of pleadings or any other documents in your possession including subpoenas or request for medical information from an attorney, insurance company or client; (2) HMO CLAIM/PAYMENT INFORMATION FROM DATE OF ACCIDENT TO PRESENT.

                                PART B: SERVICES

                            DIAGNOSIS     PROCEDURE
  SERVICE      PROVIDER       CODE &       CODE &        PROVIDER      HMO
  DATE(S)        NAME        DESCRIP       DESCRIP       CHARGES     PAYMENT
  -------        ----        -------       -------       -------     -------
___________   _________    __________    ___________    __________  _________
___________   _________    __________    ___________    __________  _________
___________   _________    __________    ___________    __________  _________
___________   _________    __________    ___________    __________  _________
___________   _________    __________    ___________    __________  _________
___________   _________    __________    ___________    __________  _________
___________   _________    __________    ___________    __________  _________

                                         _______________________________________
                                         NAME OF PERSON COMPLETING FORM - DATE

                               STATE OF NEW JERSEY
                          DEPARTMENT OF HUMAN SERVICES
               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                              ESTATE REFERRAL FORM

HMO NOTIFICATION OF DECEASED MEMBERS AGE 55 AND OLDER  QUARTER ENDING___________

HMO________________________________ HMO ID#_____________________________________

THIS WILL SERVE AS NOTIFICATION THAT THE FOLLOWING MEMBERS OF OUR HEALTH CARE PLAN AGE 55 OR OLDER HAVE DIED.

  MEMBER NAME           DOB          SS#        DATE OF DEATH     MEDICAID ID#
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________
_______________    ____________  ___________   _______________   _______________

                          COST-SHARING REQUIREMENT FOR
                        NJ FAMILYCARE PLAN D AND PLAN H

COPAYMENTS FOR NJ FAMILYCARE - PLAN D AND PLAN H

Copayments will be required of parents/caretakers solely eligible through NJ FamilyCare Plan D whose family income is between 151% and up to including 200% of me federal poverty level., The same copayments will be required of children solely eligible through NJ FamilyCare Plan D whose family income is between 201% and up to and including 350% of the federal poverty level. Exception - Both Eskimos and Native American Indians under the age of 19 are not required to pay copayments.

The total family limit (regardless of family size) on all cost-sharing may not exceed 5% of the annual family income.

Below is listed the, services requiring copayments and the amount of each copayment.

                      SERVICE                                   AMOUNT OF COPAYMENT
                      -------                                   -------------------
1.     Outpatient Hospital Clinic Visits, clinic    $5 .copayment for each outpatient that is
       visit including Diagnostic Testing           not for preventive services

2.     Hospital Outpatient Mental Health Visits     $25 copayment for each visit

3.     Outpatient Substance Abuse Services for      $5 copayment for each visit
       Detoxification

4.     Hospital Outpatient Emergency Services       $35 copayment; no copayment is required if the
       Covered for Emergency Services only,         member was referred to the Emergency Room by
       including services provided in an            his/her primary care provider for services
       outpatient hospital department or an urgent  that should have been rendered in the primary care
       care facility. [Note: Triage and medical     provider's office or if the member is admitted into
       screenings must be covered in all            the hospital, situations.]


5.     Primary Care Provider Services provided      $5 copayment for each visit (except for well-
       during normal office hours                   child visits in accordance with the recommended
                                                    schedule of the American Academy of Pediatrics;
                                                    lead screening and treatment; age-appropriate
                                                    immunizations; prenatal care; or preventive
                                                    dental services). The $5 copayment shall only apply
                                                    to the first prenatal visit.

Amended as of July 1, 2003

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.28 of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective August 1,2003, as follows:

Dental/Chiropractic Extension - August 1, 2003

1. ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES," Sections 4.1; 4.1.1(G)3; 4.1.2(A)14; 4.1.2(A)23; 4.1.4(B); 4.1.9(S); 4.1.9(T); 4.2.1(B)3; 4.5.4(D);
   4.6.2(P); 4.6.5(D); 4.8.8(I) and 4.8.8(M)2 shall be amended as reflected in
   Article 4, Sections 4.1; 4.1,1(G)3; 4.1.2(A)14; 4.1.2(A)23; 4.1.4(B);
   4.1.9(S); 4.1.9(T); 4.2,1(B)3; 4.5.4(D); 4.6.2(P); 4.6,5(D); 4.8.8(I) and
   4.8.8(M)2 attached hereto and incorporated herein.

2. ARTICLE. 5, "ENROLLEE SERVICES," Sections 5.10.2(A)2(a)vi, vii (new); 5.15.2(B)6; 5.15.2(6)7 and 5.16.1(K) shall be amended as reflected in Article 5, Sections 5.10.2(A)2(a)vi, vii; 5.15.2(B)6; B.15.2(8)7 and 5.16.1(K)
   attached hereto and incorporated herein.

3. ARTICLE 6, "PROVIDER INFORMATION," Section 6.5(B)1 shall be amended as reflected in Article 6, Section 6.5(B)1 attached hereto and incorporated herein.

4. ARTICLE 7, "TERMS AND CONDITIONS," Sections 7.16.8.1(E) and 7,38 shall be amended as reflected in Article 7, Sections 7.18.8.1(E) and 7.38 attached hereto and incorporated herein.

5. ARTICLE 8, "FINANCIAL PROVISIONS," Sections 8.5.1; 8.5.2.1; 8.5.2.2; 8.5.2.4;
   8.5.2.6; 8.5.2.8; 8.5.2.9; 8.5.2.10(deleted); 6.5.4; 8.5.5 and 8.5.6 shall be amended as reflected in Sections 8.5.1; 8.5.2.1; 8.5.2.2; 8.5.2.4; 8.5.2,6;
   8,5.2.8; 8.5.2.9; 8.5.2.10; 8.5.4; 8.5.5 and 8,5.6 attached hereto and incorporated herein.

6. APPENDIX, SECTION A, "REPORTS"

   A.4.1 - Provider Network File Electronic Media Provider Files, Attachment A, Attachment B and Attachment D, shall be amended as reflected in Appendix, Section A, A.4.1, Attachments A, B and D attached hereto and incorporated herein.

7. APPENDIX, SECTION C, "CAPITATION RATES," shall be revised as reflected in SFY 2004 Capitation Rates attached hereto and incorporated herein

Dental/Chiropractic Extension - August 1, 2003

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.


UNIVERSITY HEALTH PLANS, INC.                      STATE OF NEW JERSEY
                                              DEPARTMENT OF HUMAN SERVICES

By: Alexander McLean                          BY: /s/ David C. Heins
   --------------------------                    -------------------------------
                                                      DAVID C. HEINS

TITLE: PRESIDENT & CEO                        TITLE: ACTING DIRECTOR, DMAHS

DATE: 7/18/03                                 DATE: 7/18/03

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: [ILLEGIBLE]
   --------------------------

   DEPUTY ATTORNEY GENERAL

DATE: 7/25/03

ARTICLE FOUR: PROVISION OF HEALTH CARE SERVICES

4.1      COVERED SERVICES

         For enrollees who are eligible through Title V, Title XIX or the NJ FamilyCare program the contractor shall provide or arrange to have provided comprehensive, preventive, and diagnostic and therapeutic, health care services to enrollees that include all services that Medicaid/NJ FamilyCare beneficiaries are entitled to receive under Medicaid/NJ FarnilyCare, subject to any limitations and/or excluded services as specified in this Article. Provision of these services shall be equal in amount, duration, and scope as established by the Medicaid/NJ FamilyCare program, in accordance with medical necessity and without any predetermined limits, unless specifically stated, and as set forth in 42 C.F.R. Part 440; 42 C.F.R. Part 434; PART 438 the Medicaid State Plan; the Medicaid Provider Manuals; The New Jersey Administrative Code, Title 10, Department of Human Services Division of Medical Assistance and Health Services; Medicaid/NJ FamilyCare Alerts; Medicaid/NJ FamilyCare Newsletters; and all applicable federal and State statutes, rules, and regulations.

4.1.1    GENERAL PROVISIONS AND CONTRACTOR RESPONSIBILITIES

         A.       With the exception of certain emergency services described in
                  Article 4.2.1 of this contract, all care covered by the contractor pursuant to the benefits package must be provided, arranged, or authorized by the contractor or a participating provider.

         B. The contractor and its providers shall furnish all covered services required to maintain or improve health in a manner that maximizes coordination and integration of services, and in accordance with professionally recognized standards of quality and shall ensure that the care is appropriately documented to encompass all health care services for which payment is made.

         C. For beneficiaries eligible solely through the NJ FamilyCare Plan A the contractor shall provide the same managed care services and products provided to enrollees who are eligible through Title XIX. For beneficiaries eligible solely through the NJ FamilyCare Plans B and C the contractor shall provide the same managed care services and products provided to enrollees who are eligible through Title XIX with the exception of limitations on EPSDT coverage as indicated in Articles 4.1.2A.3 and 4.2.6A.2. NJ FamilyCare Plan D and other plans have a different service package specified in Articles
                  4.1.6 and 4.1,7.

         D. Out-of-Area Coverage. The contractor shall provide or arrange for out-of-area coverage of contracted benefits in emergency situations and non-emergency situations when travel back to the service area is not possible, is impractical, or when medically necessary services could only be provided elsewhere. Except for full-time students, the contractor shall not be responsible for out-of-state coverage for care if the enrollee resides out-of-state for more than 30 days. In this instance, the individual will be disenrolled. This does not apply to situations when the

Amended as of August 1, 2003                                                IV-I
                  enrollee is out of State for care provided/authorized by the contractor, for example, prolonged hospital care for transplants. For full time students attending school and residing out of the country, the contractor shall not be responsible for health care benefits while the individual is in school.

         E. Existing Plans of Care. The contractor shall honor and pay for plans of care for new enrollees, including prescriptions, durable medical equipment, medical supplies, prosthetic and orthotic appliances, and any other on-going services initiated prior to enrollment with the contractor. Services shall be continued until the enrollee is evaluated by his/her primary care physician and a new plan of care is established with the contractor.

                  The contractor shall use its best efforts to contact the new enrollee or, where applicable, authorized person and/or contractor care manager. However, if after documented, reasonable outreach (i.e., mailers, certified mail, use of MEDM system provided by the State, contact with the Medical Assistance Customer Center (MACC), DDD, or DYFS to confirm addresses and/or to request assistance in locating the enrollee) the enrollee fails to respond within 20 working days of certified mail, the contractor may cease paying for the pre-existing service until the enrollee or, where applicable, authorized person, contacts the contractor for re-evaluation.

         F. Routine Physicals. The contractor shall provide for routine physical examinations required for employment, school, camp or other entities/programs that require such examinations as a condition of employment or participation.

         G.       Non-Participating Providers.

                  1. The contractor shall pay for services furnished by non-participating providers to whom an enrollee was referred, even if erroneously referred, by his/her PCP or network specialist. Under no circumstances shall the eurollee bear the cost of such services when referral errors by the contractor or its providers occur. It is the sole responsibility of the contractor to provide regular updates on complete network information to all its providers as well as appropriate policies and procedures for provider referrals.

                  2. The contractor may pay an out-of-network hospital provider, located outside the State of New Jersey, the New Jersey Medicaid fee-for-service rate for the applicable services rendered.

                  3. Whenever the contractor authorizes services by out-of-network providers, the contractor shall require those out-of-network providers to coordinate with the contractor with respect to payment Further, the contractor shall ensure that the cost to the enrollee is no greater than it would be if the services were furnished within the network.

Amended as of August 1, 2003                                               IV-2
                           retrovirals, blood clotting factors VIII and IX, and coverage of protease inhibitors and certain other anti-retrovirals under NJ FamilyCare, see Article 8.

                  10.      Family Planning Services and Supplies

                  11.      Audiology

                  12.      Inpatient Rehabilitation Services

                  13.      Podiatrist Services

                  14.      Chiropractor Services

                  15.      Optometrist Services

                  16.      Optical Appliances

                  17.      Hearing Aid Services

                  18.      Home Health Agency Services - Not a
                           contractor-covered benefit for the non-dually eligible ABD population. All other services provided to any enrollee in the home, including but not limited to pharmacy and DME services, are the contractor's fiscal and medical management responsibility.

                  19. Hospice Services--are covered in the community as well as in institutional settings. Room and board services are included only when services are delivered in an institutional (non-private residence) setting.

                  20. Durable Medical Equipment (DME)/Assistive Technology Devices in accordance with existing Medicaid regulations.

                  21.      Medical Supplies

                  22. Prosthetics and Orthotics including certified shoe provider.

                  23.      Dental Services

                  24. Organ Transplants - includes donor and recipient costs. Exception: The contractor will not be responsible for transplant-related donor and recipient inpatient hospital costs for an individual placed on a transplant list while in the Medicaid FFS program prior to enrollment into the contractor's plan.

Amended as of August 1, 2003                                               IV-5`

                           05130
                           05130-22
                           05140
                           05140-22

                  3. Extraction Procedure Codes to be paid by Medicaid FFS up to 120 days from last date of preliminary extractions after first time New Jersey Care 2000+ enrollment in conjunction with the following codes (05130, 05130-22,05140,05140-22):

                           07110
                           07130
                           07210

4.1.4   MEDICAID COVERED SERVICES NOT PROVIDED BY CONTRACTOR

         A. Mental Health/Substance Abuse. The following mental health/substance abuse services (except for the conditions listed in 4.1.2.B) will be managed by the State or its agent for non-DDD enrollees, including all NJ FamilyCare enrollees. (The contractor will retain responsibility for furnishing mental health/substance abuse services, excluding the cost of the drugs listed below, to Medicaid enrollees who are clients of the Division of Developmental Disabilities).

                  - Substance Abuse Services--diagnosis, treatment, and detoxification

                  -        Costs for Methadone and its administration

                  -        Mental Health Services

         B. Drugs. The following drugs will be paid fee-for-service by the Medicaid program for all DMAHS enrollees:

                  - ATYPICAL ANTIPSYCHOTIC DRUGS WITHIN THE SPECIFIC THERAPEUTIC DRUG CLASSES H7T AND H7X

                  - Methadone - cost and its administration. Except as provided in Article 4.4, the contractor will remain responsible for the medical care of enrollees requiring substance abuse treatment

                  - Generically-equivalent drug products of the drugs listed in this section.

         C. Up to twelve (12) inpatient hospital days required for social necessity in accordance with Medicaid regulations.

Amended as of August 1, 2003                                                IV-9

         M. Services or items furnished for any condition or accidental injury arising out of and in the course of employment for which any benefits are available under the provisions of any workers' compensation law, temporary disability benefits law, occupational disease law, or similar legislation, whether or not the Medicaid beneficiary claims or receives benefits thereunder, and whether or not any recovery is obtained from a third-party for resulting damages.

         N. That part of any benefit which is covered or payable under any health, accident, or other insurance policy (including any benefits payable under the New Jersey no-fault automobile insurance laws), any other private or governmental health benefit system, or through any similar third-party liability, which also includes the provision of the Unsatisfied Claim and Judgment Fund.

         O. Any services or items furnished for which the provider does not normally charge.

         P. Services furnished by an immediate relative or member of the Medicaid beneficiary's household.

         Q. Services billed for which the corresponding health care records do not adequately and legibly reflect the requirements of the procedure described or procedure code utilized by the billing provider.

         R. Services or items reimbursed based upon submission of a cost study when there are no acceptable records or other evidence to substantiate either the costs allegedly incurred or beneficiary income available to offset those costs. In the absence of financial records, a provider may substantiate costs or available income by means of other evidence acceptable to the Division.

4.2      SPECIAL PROGRAM REQUIREMENTS

4.2.1    EMERGENCY SERVICES

         A. For purposes of this contract, "emergency" means an onset of a medical or behavioral condition, the onset of which is sudden, that manifests itself by symptoms of sufficient severity, including severe pain, that a prudent layperson, who possesses an average knowledge of medicine and health, could reasonably expect the absence of immediate medical attention to result in:

                  1. Placing the health of the person or others in serious jeopardy;

                  2.       Serious impairment to such person's bodily functions;

Amended as of August 1, 2003                                               IV-20

                  3. Serious dysfunction of any bodily organ or part of such person; or

                  4.       Serious disfigurement of such person.

                  With respect to a pregnant woman who is having contractions, an emergency exists where there is inadequate time to effect a safe transfer to another hospital before delivery or the transfer may pose a threat to the health or safety of the woman or the unborn child.

         B. The contractor shall be responsible for emergency services, both within and outside the contractor's enrollment area, as required by an enrollee in the case of an emergency. Emergency services shall also include:

                  1. Medical examination at an Emergency Room which is required by N.J.A.C. 10:122D-2.5(b) when a foster home placement of a child occurs after business hours.

                  2. Examinations at an Emergency Room for suspected physical/child abuse and/or neglect.

                  3. Post-Stabilization of Care. The contractor shall comply with 42 C.F.R. Section 422.113(c). The contractor must cover post-stabilization services without requiring authorization and regardless of whether the enrollee obtains the services within or outside the contractor's network if:

                           a. The services were pre-approved by the contractor or its providers; or

                           b. The services were not pre-approved by the contractor because the contractor did not respond to the provider of post-stabilization care services, request for pre-approval within one (1) hour after being requested to approve such care; or

                           c. The contractor could not be contacted for pre-approval.

         C. Access Standards. The contractor shall ensure that all covered services, that are required on an emergency basis are available to all its enrollees, twenty-four (24) hours per day, seven (7) days per week, either in the contractor's own provider network or through arrangements approved by DMAHS. The contractor shall maintain twenty-four (24) hours per day, seven (7) days per week on-call telephone coverage, including Telecommunication Device for the Deaf (TDD)/Tech Telephone
                  (TT) systems, to advise enrollees of procedures for emergency and urgent care and explain procedures for obtaining non-emergent/non-urgent care during regular business hours within the enrollment area as well as outside the enrollment area.

         D.       Non-Participating Providers.

Amended as of August 1, 2003                                               IV-21
         frequency of interaction with the enrollee and other members of the treatment team will also be greater. The care manager shall contact the enrollee bi-weekly or as needed.

         1. At a minimum, the care manager for this level of care management shall include, but is not limited to, individuals who hold current RN licenses with at least three (3) years experience serving enrollees with special needs or a graduate degree in social work with at least two (2) years experience serving enrollees with special needs.

         2. The contractor shall ensure that the care manager's caseload is adjusted, as needed, to accommodate the work and level of effort needed to meet the needs of the entire case mix of assigned enrollees including those. determined to be high risk.

         3. The contractor should include care managers with experience working with pediatric as well as adult enrollees with special needs.

D. IHCPs. The contractor through its care manager shall ensure that an Individual Health Care Plan (IHCP) is developed and implemented as soon as possible, according to the circumstances of the enrollee. The contractor shall ensure the full participation and consent of the enrollee or, where applicable, authorized person and participation of the enrollee's PCP, CONSULTATION WITH ANY SPECIALISTS CARING FOR THE ENROLLEE, and other case managers identified through the Complex Needs Assessment (e.g. DDD case manager) in the development of the plan.

E. The contractor shall provide written notification to the enrollee, or authorized person, of the name of the care manager as soon as the IHCP is completed. The contractor shall have a mechanism to allow for changing levels of care management as needs change.

F. Offering of Service. The contractor shall offer and document the enrollee's response for this higher level care management to enrollees (or, where applicable, authorized persons) who, upon completion of a Complex Needs Assessment, are determined to have complex needs which merit development of an IHCP and comprehensive service coordination by a care manager. Enrollees shall have the right to decline coordination of care services; however, such refusal does not preclude the contractor from case managing the enrollee's care,

4.5.5   CHILDREN WITH SPECIAL HEALTH CARE NEEDS

         A. The contractor shall provide services to children with special health care needs, who may have or are suspected of having serious or chronic physical, developmental, behavioral, or emotional conditions (short-term, intermittent, persistent, or terminal), who manifest some degree of delay or disability in one or more of the following areas; communication, cognition, mobility, self-direction,

Amended as of August 1, 2003                                               IV-55

         L. Emergency Care. The contractor shall have methods to track emergency care utilization and to take follow-up action, including individual counseling, to improve appropriate use of urgent and emergency care settings.

         M. New Medical Technology. The contractor shall have policies and procedures for criteria which are based on scientific etvidence for the evaluation of the appropriate use of new medical technologies or new applications of established technologies including medical procedures, drugs, devices, assistive technology devices, and DME.

         N. Informed Consent. The contractor is required and shall require all participating providers to comply with the informed consent forms and procedures for hysterectomy and sterilization as specified in 42 C.F.R. Part 441, Sub-part B, and shall include the annual audit for such compliance in its quality assurance reviews of participating providers. Copies of the forms are included in Section B.4.15 of the Appendices.

         O. Continuity of Care. The contractor's Quality Management Plan shall include a continuity of care system including a mechanism for tracking issues over time with an emphasis on improving health outcomes, as well as preventive services and maintenance of function for enrollees with special needs.

         P. HEDIS. The contractor shall submit annually, on a date specified by the State, HEDIS 3.0 data or more updated version, aggregate population data as well as, if available, the contractor's commercial and Medicare enrollment HEDIS data for its aggregate, enrolled commercial and Medicare population in the State or region (if these data are collected and reported to DHSS, a copy of the report should be submitted also to DMAHS) the following clinical indicator measures:

                             HEDIS                                      Report Period
                    Reporting Set Measures                             by Contract Year
                    ----------------------                            ----------------
Childhood Immunization Status                                             annually
Adolescent Immunization Status                                            annually
Well-Child Visits in first 15 months of life                              annually
Well-Child Visits in the 3rd, 4th, 5th and 6th year of life               annually
Adolescent Well-Care Visits                                               annually
Prenatal and Postpartum Care                                              annually
Frequency of Ongoing Prenatal Care                                        annually
Breast Cancer Screening                                                   annually

                  CHILDHOOD & ADOLESCENT IMMUNIZATION HEDIS DATA FOR NJ FAMILYCARE ENROLLEES UP TO THE AGE OF 19 YEARS MUST BE REPORTED SEPARATELY.

         Q. Quality Improvement Projects (QIPs). The contractor shall participate in QIPs defined annually by the State with input from the contractor. The State will, with

Amended as of August 1, 2003                                               IV-64

                           g. Determination of willingness and capacity of family members or, where applicable, authorized persons and others to provide informal support

                           h. Condition and proximity to services of current housing, and access to appropriate transportation

                           i. Identification of current or potential long term service needs

                           j.       Need for medical supplies and DME

                  2. When any of the following conditions are met, the contractor shall ensure that a Complex Needs Assessment is conducted, or an existing assessment is reviewed, within a time frame that meets the needs of the enrollee but within no more than forty-five (45) days:

                           a. Special needs are identified at the time of enrollment or any time thereafter;

                           b. An enrollee or authorized person requests an assessment;

                           c.       The enrollee's PCP requests an assessment;

                           d. A State agency involved with an enrollee requests an assessment; or

                           e.       An enrollee's status otherwise indicates.

         D. Plan of Care. The contractor, through its care manager, shall ensure that a plan of care is developed and implementation has begun within thirty (30) business days of the date of a needs assessment, or sooner, according to the circumstances of the enrollee. The contractor shall ensure the full participation and consent of the enrollee or, where applicable, authorized person and participation of the enrollee's PCP, CONSULTATION WITH ANY SPECIALISTS CARING FOR THE ENROLLEE, and other case managers identified through the Complex Needs Assessment (e.g., DDD case manager) in the development of the plan. The plan shall specify treatment goals, identify medical service needs, relevant social and support services, appropriate linkages and timeframe as well as provide an ongoing accurate record of the individual's clinical history. The care manager shall be responsible for implementing the linkages identified in the plan and monitoring the provision of services identified in the plan. This includes making referrals, coordinating care, promoting communication, ensuring continuity of care, and conducting follow-up. The care manager shall also be responsible for ensuring that the plan is updated as needed, but at least annually. This includes early identification of changes in the enrollee's needs.

         E. Referrals. The contractor shall have policies and procedures to process and respond within ten (10) business days to care management referrals from network providers, state agencies, private agencies under contract with DDD, self-referrals, or, where applicable, referrals from an authorized person.

         F.       Continuity of Care

Amended as of August 1, 2003                                               IV-85

         I.       Provider Network Access Standards and Ratios

                          A -Miles per 2       B- Miles per 1      Min. No Per County      Capacity Limit
Specialty                Urban  Non-Urban    Urban    Non-urban    Except Where Noted       Per Provider
------------------------------------------------------------------------------------------------------------
PCP Children   GP          6       15          2         10        2                             1:    1,500
------------------------------------------------------------------------------------------------------------
               FP          6       I5          2         10        2                             1:     1500
------------------------------------------------------------------------------------------------------------
               Peds        6       15          2         10        2                             1:    1,500
------------------------------------------------------------------------------------------------------------
    Adults     GP          6       15          2         10        2                             1:    1,500
------------------------------------------------------------------------------------------------------------
               FP          6       15          2         10        2                             1:    1.500
------------------------------------------------------------------------------------------------------------
               IM          6       15          2         10        2                             1:    1.500
------------------------------------------------------------------------------------------------------------
CNP/CNS                    6       15          2         10        2                             1:    1.000
------------------------------------------------------------------------------------------------------------
CNM                       12       25          6         15        2                             1:    1,500
------------------------------------------------------------------------------------------------------------
Dentist, Pruniry Care      6       15          2         10        2                             1:    1.500
------------------------------------------------------------------------------------------------------------
Allergy                   15       25         10         15        2                             1:   75,000
------------------------------------------------------------------------------------------------------------
Anesthesiology            15       25         10         15        2                             1:   17,250
------------------------------------------------------------------------------------------------------------
Cardiology                15       25         10         15        2                             1:  100,000
------------------------------------------------------------------------------------------------------------
Cardiovascular surgery    15       25         10         IS        2                             1:  166,000
------------------------------------------------------------------------------------------------------------
Chiropractor              15       25         10         15        1                             1:   20,000
------------------------------------------------------------------------------------------------------------
Colorectal surgery        15       25         10         15        2                             1:   30,000
------------------------------------------------------------------------------------------------------------
Dermatology               15       25         10         15        2                             1:   75,000
------------------------------------------------------------------------------------------------------------
Emergency Medicine        15       25         10         15        2                             1:   19,000
------------------------------------------------------------------------------------------------------------
Endocrinology             15       25         10         15        2                             1:  143.000
------------------------------------------------------------------------------------------------------------
Endodonria                15       25         10         15        1 (where available)           1:   30,000
------------------------------------------------------------------------------------------------------------
Gastroenterology          15       25         10         15        2                             1:  100,000
------------------------------------------------------------------------------------------------------------
General Surgery           15       25         10         15        2                             1:   30,000
------------------------------------------------------------------------------------------------------------
Genatric Medicine         15       25         10         15        1                             1:   10,000
------------------------------------------------------------------------------------------------------------
Hermatology               15       25         10         15        2                             1:  100,000
------------------------------------------------------------------------------------------------------------
Infections Disease        15       25         10         15        2                             1:  125,000
------------------------------------------------------------------------------------------------------------
Neonarology               15       25         10         15        2                             1:  100,000
------------------------------------------------------------------------------------------------------------
Nephralogy                15       25         10         15        2                             1:  125,000
------------------------------------------------------------------------------------------------------------
Neurology                 15       25         10         15        2                             1:  100,000
------------------------------------------------------------------------------------------------------------
Neurological Surgery      15       25         10         15        2                             1:  166.000
------------------------------------------------------------------------------------------------------------
Obstetrics Gynecology     15       25         10         15        2                             1:    7,100
------------------------------------------------------------------------------------------------------------
Oncology                  15       25         10         15        2                             1:  100.000
------------------------------------------------------------------------------------------------------------
Ophthalmology             15       25         10         15        2                             1:   60,000
------------------------------------------------------------------------------------------------------------
ELIGIBLE                  15       25         10         15        2                             l:    8,000
------------------------------------------------------------------------------------------------------------
Oral Surgery              I5       25         10         15        2                             1:   20,000
------------------------------------------------------------------------------------------------------------
Orthodontia               15       25         10         15        1                             1:   20,000
------------------------------------------------------------------------------------------------------------
Orthopedic Surgery        15       25         10         15        2                             1:   28.000
------------------------------------------------------------------------------------------------------------
OTOLARYNGOLOGY (ENT)      15       25         10         15        2                             1:   53,000
------------------------------------------------------------------------------------------------------------
Periodontia               15       25         10         15        1 (where available)           1:   30,000
------------------------------------------------------------------------------------------------------------
Physical Medicine         15       25         10         15        3 (where applicable)          1:   75,000
------------------------------------------------------------------------------------------------------------
Plastic Surgery           15       25         10         15        2                             1: 2,50,000
------------------------------------------------------------------------------------------------------------
Podiatrist                15       25         10         15        2                             1:   20,000
------------------------------------------------------------------------------------------------------------
Prosthodontia             15       25         10         15        1 (where available)           1:   30,000
------------------------------------------------------------------------------------------------------------
Psychiatrist              15       25         10         15        2                             1:   30,000
------------------------------------------------------------------------------------------------------------
Psychologist              15       25         10         15                                      1:   30.000
------------------------------------------------------------------------------------------------------------
Pulmonary Disease         15       25         10         15        2                             1:  100,000
------------------------------------------------------------------------------------------------------------
Radiation Oncology        15       25         10         15        2                             1:  100,000
------------------------------------------------------------------------------------------------------------
Radiology                 15       25         10         15        2                             1:   25,000
------------------------------------------------------------------------------------------------------------
Rheumatology              15       25         10         15        1                             1:  150,000
------------------------------------------------------------------------------------------------------------
Audiology                 12       25          6         15        2                             1:  100,000
------------------------------------------------------------------------------------------------------------
Thoracic Surgery          15       25         10         15        2                             1:  150,000
------------------------------------------------------------------------------------------------------------
Urology                   15       25         10         15        2                             1:   60,000
------------------------------------------------------------------------------------------------------------
Fed Qual Health Cn                                                 1                             I/country
                                                                                                 available
------------------------------------------------------------------------------------------------------------
Hospital                  20       35         10         15        2                            2 per county
                                                                                           (where applicable)
------------------------------------------------------------------------------------------------------------
Pharmacies                10       15          5         12                                      1:    1,000
------------------------------------------------------------------------------------------------------------
Laboratory               N/A      N/A          7         12
------------------------------------------------------------------------------------------------------------
DME/Med Supplies          12       25          6         15        1                             1:   50,000
------------------------------------------------------------------------------------------------------------
Hewing Aid                12       25          6         15        1                             1:   50,000
------------------------------------------------------------------------------------------------------------
Optical Appliance         12       25          6         15        2                             1:   50,000
------------------------------------------------------------------------------------------------------------

Amended as of August 1, 2003                                              IV-107

         12. The Department will make the final decision on the appropriateness of increasing the ratio limits and what the limit will be.

M.       Regional/Statewide Networks

         1. The contractor shall pay for organ transplants in accordance with Article 4.1.2 and shall contract with or refer to organ transplant providers/centers. The contractor shall provide the name and address of a transplant center for each type of organ transplant required under this contract.

         2. The providers/specialists listed below may be included in the contractor's provider network on a regional or statewide basis. The contractor shall indicate for each group whether the services by each provider are provided statewide or by region, specifying the counties in the region. The contractor shall provide documentation (license/certification) and certify that the providresers are willing, capable, and authorized (through licensure or certification) to serve multiple counties or statewide.

                           a.       Medical Toxicology

                           b.       Developmental & Behavioral Pediatrics

                           c.       Medical Genetics

                           d.       Specialty Centers (Centers of Excellence)

                           e.       Other Specialty Centers/Providers

                           f.       DME providers

                           g.       Medical suppliers

                           h.       Prosthetists, orthotists, pedorthists

                           i.       Hearing aid suppliers

                           j.       Transportation providers

         3. Specialists. The contractor shall submit specific provider information with the i monthly network file with a certification of the unavailability of the American Board of Medical Specialists (ABMS) diplomates in the county, the provider who shall provide the service and documentation that the provider is able, willing, and authorized to provide the service. The contractor shall notify the DMAHS if the alternate provider terminates, The contractor shall assure that the specialist or alternate provider has privileges in a network hospital or shall authorize and pay for services provided by the specialist or alternate provider at an out of network hospital provider, Where there is neither a certified specialist or acceptable alternative provider for a particular specialty service, the contractor may refer an enrollee out of county. For the physician specialist types listed below, where there is documentation of limited access or unavailability in a county of a specific type of specialist, the contractor may indicate the name of a contracted provides as an alternative for the following:

                  a) Colon & Rectal surgeon - A general surgeon with privileges to perform this surgery may be substituted for a certified subspecialist in this field

Amended as of August 1, 2003                                              IV-112

                                    ii.      Enrollee has filed a
                                             grievance/appeal with the
                                             contractor pursuant to the
                                             applicable grievance/appeal
                                             procedure and has not received a
                                             response within the specified time
                                             period stated therein, or in a
                                             shorter time period required by
                                             federal law;

                                    iii.     Documented grievance/appeal, by the
                                             enrollee against the contractor's
                                             plan without satisfaction.

                                    iv.      Enrollee is subject to enrollment
                                             exemption as set forth in Article
                                             5.3.2. If an exemption situation
                                             exists within the contractor's plan
                                             but another contractor can
                                             accommodate the individual's needs,
                                             a transfer may be granted,

                                    v.       Enrollee has substantially more
                                             convenient access to a primary care
                                             physician who participates in
                                             another MCE in the same enrollment
                                             area,

                                    VI.      POOR QUALITY OF CARE.

                                    VII.     OTHER FOR CAUSE REASONS PURSUANT TO
                                             42 CFR 438.56

B. Voluntary Disenrolhnsnt. The contractor shall assure that enrollees who disenroll voluntarily are provided with an opportunity to identify, in writing, their reasons for disenrolhnent. The contractor shall further:

         1. Require the return, or invalidate the use of the contractor's identification card; and

         2. Forward a copy of the disenrollment request or refer the beneficiary to DMAHS/HBC by the eighth (8th) day of the month prior to the month in which disenrollrnent is to become effective.

C. HBC Role. All enrollee requests to disenroll must be made through the Health Benefits Coordinator, The contractor may not induce, discuss or accept disenrollments. Any enrollee seeking to disenroll should be directed to contact the HBC. This applies to both mandatory and voluntary enrollees. Disenrollment shall be completed by the HBC at facilities and in a manner so designated by DMAHS.

D. Effective Date. The effective date of disenrollment or transfer shall be no later than the first day of the month immediately following the full calendar month the disenrollment is initiated by DMAHS. Notwithstanding anything herein to the contrary, the remittance tape, along with any changes reflected in the weekly register or agreed upon by DMAHS and the contractor in writing, shall serve as official notice to the contractor of disenrollment of an enrollee.

Amended as of August 1, 2003                                              V - 25

                  1. Information to enrollees on how to file complaints/grievances/appeals

                  2. Identification of who is responsible for processing and reviewing grievances/appeals

                  3. Local or toll-free telephone number for filing of complaints/grievances/appeals

                  4. Information on obtaining grievance/appeal forms and copies of grievance/appeal procedures for each primary medical/dental care site

                  5. Expected timefirames for acknowledgment of receipt of grievances/appeals

                  6.       Expected timeframes for disposition of
                           grievances/appeals in accordance with N.J.A.C. 8:38 et seq. and 42 CFR 438.408

                  7. Extensions of the grievance/appeal process if needed and time frames in accordance with N.J.A.C. 8:38 et seq. and 432 CFR.408

                  8. Fair hearing procedures including the Medicaid enrollee's right to access the Medicaid Fair Hearing process at any time to request resolution of a grievance/appeal

                  9. DHSS process for use of Independent Utilization Review Organization (IURO)

         C. A description of the process under which an enrollee may file an appeal shall include at a minimum:

                  1.       Title of person responsible for processing appeal

                  2. Title of person(s) responsible for resolution of appeal

                  3. Time deadlines for notifying enrollee of appeal resolution

                  4. The right to request a Medicaid Fair Hearing/DHSS IURO processes where applicable to specific enrollee eligibility categories

5.15.3 GRIEVANCE/APPEAL PROCEDURES

         A. Availability. The contractor's grievance/appeal procedure shall be available to all enrollees or, where applicable, an authorized person, or permit a provider acting on behalf of an enrollee and with the enrollee's consent. The procedure shall assure that grievances/appeals may be filed verbally directly with the contractor.

Amended as of August 1, 2003                                              V - 37
                  of this contract, N.J.A.C. 11:17, 11:2-11, 11:4-17, 8:38-13.2,
                  N.J.S.A. 17:22 A-l, 26:2J-16, and the marketing standards described in Article 5.16.

         K. The contractor shall ensure that marketing representatives are versed in and adhere to Medicaid policy regarding beneficiary enrollment and disenrollment as stated in 42 C.F.R. Section
                  438.56. This policy includes, but is, not limited to, requirements that enrollees do not experience unreasonable barriers to disenroll, and that the contractor shall not act to discriminate on the basis of adverse health status or greater use need for health care services.

         L. Door-to-door canvassing, telephone, telemarketing, or "cold call" marketing of enrollment activities, by the contractor itself or an agent or independent contractor thereof, shall not be permitted. For NJ FamilyCare (Plans B, C, D), telemarketing shall be permitted after review and prior approval by DMAHS of the contractor's marketing plan, scripts and methods to use this approach.

         M. Contractor employees or agents shall not present themselves unannounced at an enrollee's home for marketing or "educational" purposes. This shall not limit such visits for medical emergencies, urgent medical care, clinical outreach, and health promotion for known enrollees.

         N. Under no conditions shall a contractor use DMAHS' client/enrollee data base or a provider's patient/customer database to identify and market its plan to Medicaid or NJ FamilyCare beneficiaries. No lists of Medicaid/NJ FamilyCare beneficiary names, addresses, telephone numbers, or Medicaid/NJ FamilyCare numbers of potential Medicaid/NJ FamilyCare enrollees shall be obtained by a contractor under any circumstances. Neither shall the contractor violate confidentiality by sharing or selling enrollee lists or enrollee/beneficiary data with other persons or organizations for any purpose other than performance of the contractor's obligations pursuant to this contract. For NJ FamilyCare and ABD marketing only, general population lists such as census tracts are permissible for marketing outreach after review and prior approval by DMAHS.

         O. The contractor shall allow unannounced, on-site monitoring by DMAHS of its enrollment presentations to prospective enrollees, as well as to attend scheduled, periodic meetings between DMAHS and contractor marketing staff to review and discuss presentation content, procedures, and technical issues.

         P. The contractor shall explain that all health care benefits as specified in Article 4.1 must be obtained through a PCP.

         Q. The contractor shall periodically review and assess the knowledge and performance of its marketing representatives.

Amended as of August 1, 2003                                              V - 43

         B. Response time. The contractor shall respond to after hours telephone calls regarding medical care within the following timeframes: fifteen (15) minutes for crisis situations; forty-five (45) minutes for non-emergent, symptomatic issues; same day for non-symptomatic concerns.

         C. At no time shall providers wait more than five (5) minutes on hold.

6.5      PROVIDER GRIEVANCES/APPEALS

         A. Payment Disputes. The contractor shall establish and utilize a procedure to resolve billing, payment, and other administrative disputes between health care providers and the contractor for any reason including, but not limited to: lost or incomplete claim forms or electronic submissions; requests for additional explanation as to services or treatment rendered by a health care provider; inappropriate or unapproved referrals initiated by the providers; or any other reason for billing disputes. The procedure shall include an appeal process and require direct communication between the provider and the contractor and shall not require any action by the enrollee.

         B. Complaints, Grievances/Appeals. The contractor shall establish and maintain provider complaint, grievance/appeal procedures for any provider who is not satisfied with the contractor's policies and procedures, or with a decision made by the contractor, or disagrees with the contractor as to whether a service, supply, or procedure is a covered benefit, is medically necessary, or is performed in the appropriate setting. The contractor procedure shall satisfy the following minimum standards:

                  1. The contractor shall have in place an informal complaint process which network providers can use to make verbal complaints, to ask questions, TO REQUEST MEDICAL NECESSITY REVIEWS FOR ADMINISTRATIVE DENIALS, and get problems resolved without going through the formal, written grievance/appeal process.

                  2. The contractor shall have in place a formal grievance/appeal process which network providers and non-participating providers can use to complain in writing, The contractor shall issue a written response to a grievance within 30 days, With respect to appeals, the contractor shall also issue a written response within 30 days.

                  3. Such procedures shall not be applicable to any disputes that may arise between the contractor and any provider regarding the terms, conditions, or termination or any other matter arising under contract between the provider and contractor.

Amended as of July 1, 2003                                                VI - 4

7.16.8.1 FEDERAL STATUTES

         Pursuant to 42 U.S.C. Section 1396b(m)(5)(A), the Secretary of the Department 'of Health and Human Services may impose substantial monetary and/or criminal penalties on the contractor when the contractor;

         A. Fails to substantially provide an enrollee with required medically necessary items and services, required under law or under contract to be provided to an enrolled beneficiary, and the failure has adversely affected the enrollee or has substantial likelihood of adversely affecting the enrollees.

         B. Imposes premiums or charges on enrollees in violation of this contract, which provides that no premiums, deductibles, co-payments or fees of any kind may be charged to Medicaid enrollees.

         C. Engages in any practice that discriminates among enrollees on the basis of their health status or requirements for health care services by expulsion or refusal to re- enroll an individual or engaging in any practice that would reasonably be expected to have the effect of denying or discouraging enrollment by eligible persons whose medical condition or history indicates a need for substantial future medical services.

         D. Misrepresents or falsifies information that is furnished to 1) the Secretary, 2) the State, or 3) to any person or entity.

         E. Fails to comply with the requirements for physician incentive plans found in 42 U.S.C. Section 1876(i)(8), Section B.7.1 of the Appendices, and at 42 C.F.R. Section 417,479, or fails to submit to the Division its physician incentive plans as required or requested in 42 C.F.R. Section 38.6(h), 422.208, and 422.210.

         F. Violates the prohibition of restricting provider-enrollee communications.

         G. Distributes directly or indirectly through any agent or independent contracted entity, marketing materials that have not been approved by DHS or that contain false or materially misleading information.

         H. Violates any of the requirements of sections 1903(m) or 1932 of the Social Security Act, and any implementing regulations,

7.16.8.2 FEDERAL PENALTIES

         A. The Secretary may provide, in addition to any other remedies available under the law, for any of the following remedies;

                  1. Civil money penalties of not more than 325,000 for each determination above; or,

Amended as of August 1. 2003                                              VII-31

7.38     FRAUD AND ABUSE

                  THE CONTRACTOR SHALL HAVE ARRANGEMENTS AND PROCEDURES THAT COMPLY WITH ALL STATE AND FEDERAL STATUTES AND REGULATIONS, INCLUDING 42 CFR 438,608, GOVERNING FRAUD AND ABUSE REQUIREMENTS.

7.38.1   ENROLLEES

         A. Policies and Procedures. The contractor shall establish written policies and procedures for identifying potential enrollee fraud and abuse. Proven cases are to be referred to the Department for screening for advice and/or assistance on follow-up actions to be taken. Referrals are to be accompanied by all supporting case documentation.

         B. Typical Cases. The most typical cases of fraud or abuse include but are not limited to; the alteration of an identification card for possible expansion of benefits; the loaning of an identification card to others; use of forged or altered prescriptions; and mis-utilization of services.

7.38.2   PROVIDERS

         A. Policies and Procedures. The contractor shall establish written policies and procedures for identifying, investigating, and taking appropriate corrective action against fraud and abuse (as defined in 42 C.F.R. Section 455,2) in the provision of health care services. The policies and procedures will include, at a minimum:

                  1. Written notification to DMAHS within five (5) business days of intent to conduct an investigation or to recover funds, and approval from DMAHS prior to conducting the investigation or attempting to recover funds, Details of potential investigations shall be provided to DMAHS and include the data elements in Section A.7.2.B of the Appendices. Representatives of the contractor may be required to present the case to DMAHS. DMAHS, in consultation with the contractor, will then determine the appropriate course of action to be taken.

                  2. Incorporation of the use of claims and encounter data for detecting potential fraud and abuse of services.

                  3.       A means to verify services were actually provided.

                  4. Reporting investigation results within twenty (20) business days to DMAHS.

                  5. Specifications of, and reports generated by, the contractor's prepayment and postpayment surveillance and utilization review systems, including prepayment and postpayment edits.

Amended as of August 1, 2003                                              VII-47

Rates for DYFS, NJ FamilyCare Plans B, C, D, AND H and the non risk-adjusted rates for AIDS and clients of DDD are statewide. Rates for ALL OTHER premium groups ARE REGIONAL in each of the following regions:

         - Region 1: Bergen, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, and Warren counties

         -        Region 2: Essex, Union, Middlesex, and Mercer counties

         - Region 3: Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester, Monmouth, Ocean, and Salem counties

         Contractors may contract for one or more regions but, except as provided in Article 2, may not contract for part of a region.

8.5.2    MAJOR PREMIUM GROUPS

         The following is a list of the major premium groups. The individual rate groups (e.g. , children under 2 years, etc.) with their respective rates are presented in the rate tables in the appendix.

8.5.2.1  AFDC/TANF, NJC PREGNANT WOMEN, AND NJ FAMILYCARE PLAN A CHILDREN

         This grouping includes capitation rates for Aid to Families with Dependent Children (AFDC/Temporary Assistance for Needy Families
         (TANF), New Jersey Care Pregnant Women and Children, and NJ FamilyCare Plan A children INCLUDES INDIVIDUALS UNDER 21 IN PSC 380), but excludes individuals who have AIDS or are clients of DDD.

8.5.2.2  NJ FAMILYCARE PLANS B & C

         This grouping includes capitation rates for NJ FamilyCare Plans B and C enrollees, excluding individuals with AIDS AND/OR DDD CLIENTS.

8.5.2.3  NJ FAMILYCARE PLAN D CHILDREN

         This grouping includes capitation rates for NJ FamilyCare Plan D children, excluding individuals with AIDS.

8.5.2.4  NJ FAMILYCARE PLAN D PARENTS/CARETAKERS

         This grouping includes capitation rates for NJ FamilyCare Plan D parents/caretakers, excluding individuals with AIDS, AND INCLUDE ONLY ENROLLEES 19 YEARS OF AGE OR OLDER,:

Amended as of August 1, 2003                                              VIII-6

8.5.2.5  DYFS AND AGING OUT FOSTER CHILDREN

         This grouping includes capitation rates for Division of Youth and Family Services, excluding individuals with AIDS and clients of DDD.

8.5.2.6  ABD WITHOUT MEDICARE

         Compensation to the contractor for the ABD individuals without Medicare will be risk-adjusted using the Health Based Payments System (HBPS), which is described in Article 8.6. HBPS adjusts for the diagnosis of AIDS; therefore, separate AIDS rates are not necessary for this population. Finally, the HBPS adjusts for age and sex so separate rates for age and sex within this population are not necessary.

8.5.2.7  ABD WITH MEDICARE

         This grouping includes capitation rates for the ABD with Medicare population, excluding individuals with AIDS and clients of DDD.

8.5.2.8  CLIENTS OF DDD

         THIS GROUPING INCLUDES ALL ENROLLEES EXCEPT ABD INDIVIDUALS WITHOUT MEDICARE. THE contractor shall be paid separate, statewide rates for subgroups of the DDD population, excluding individuals with ADDS, These rates include MH/SA services.

8.5.2.9  ENROLLEES WITH AIDS

         THIS GROUPING INCLUDES ALL ENROLLEES EXCEPT ABD INDIVIDUALS WITHOUT MEDICARE.

         A. The contractor shall be paid special statewide capitation rates for enrollees with AIDS:

         B. The contractor will be reimbursed double the AIDS rate, once in a member lifetime, in the first month of payment for a recorded diagnosis of AIDS, prospective and newly diagnosed. This is a one-time-only-per~mernber payment, regardless of MCE.

8.5.2.10          RESERVED

Amended as of August 1, 2003                                              VIII-7

8.5.3    NEWBORN INFANTS

         The contractor shall be reimbursed for newborns from the date of birth through the first 60 days after the birth through the period ending at the end of the month in which the 60th day falls by a supplemental payment as part of the supplemental maternity payment. Thereafter, capitation payments will be made prospectively, i.e., only when the baby's name and ID number are accreted to the Medicaid eligibility file and formally enrolled in the contractor's plan.

8.5.4    SUPPLEMENTAL PAYMENT PER PREGNANCY OUTCOME

         Because costs for pregnancy outcomes were not included in the capitation rates, the contractor shall be paid supplemental payments for pregnancy outcomes for all eligibility categories.

         Payment for pregnancy outcome shall be a single, predetermined lump sum payment. This amount shall supplement the existing capitation rate paid. The Department will make a supplemental payment to contractors following pregnancy outcome. For purposes of this Article, pregnancy outcome shall mean each live birth, still birth or miscarriage occurring at the thirteenth (13th) or greater week of gestation. This supplemental payment shall reimburse the contractor for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby for the first 60 days after the birth plus through the end of the month in which the 60th day falls are included (See Section 8.5.3). REGIONAL PAYMENT shall be made by the State to the contractor based on submission of appropriate encounter data as specified by DMAHS.

8.5.5    PAYMENT FOR CERTAIN BLOOD CLOTTING FACTORS

         The contractor shall be paid separately for factor VII and IX blood clotting factors. Payment will be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with factor VIII or IX hemophilia. Payment for these products will be the lesser of: 1) Average Wholesale Price (AWP) minus 12.5% and 2) rates paid by the contractor.

8.5.6    PAYMENT FOR HIV/AIDS DRUGS

         The contractor shall be paid separately for protease inhibitors and other anti-retroviral agents (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, W5M, W5N) for all eligibility groups. Payment for protease inhibitors shall be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and
         2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with HIV/AIDS. Payment for these products will be the lesser of: 1) Average Wholesale Price
         (AWP) minus 12.5% and 2) rates paid by the contractor.

Amended as of August 1, 2003                                              VIII-8

                                  ATTACHMENT A

New Jersey Department of Human Services, Division of Medical Assistance, Office
                             of Managed Health Care
           HMO Non-Institutional Provider Network File Specifications

                               When
Field    Field Name    Size  Required                         Definition                                      Example
-----------------------------------------------------------------------------------------------------------------------------
1      Last Name        22       A     Individual Provider's Surname; may include Jr. or III            Jones, Jr.
-----------------------------------------------------------------------------------------------------------------------------
2      First Name       15       A     Provider's First Name; should include middle initial             Tom T.
-----------------------------------------------------------------------------------------------------------------------------
3      SSN               9       A     Provider's Social Security Number                                150999999
-----------------------------------------------------------------------------------------------------------------------------
4      Tax ID            9       B     Provider's Tax ID Number                                         229999999
-----------------------------------------------------------------------------------------------------------------------------
5      Degree            5       A     MD, DO, etc. Do not use periods.                                 DO
-----------------------------------------------------------------------------------------------------------------------------
6      Primary           1       A     Is this a primary care provider? (Y or                           Y
                                       N) Do not indicate Y for
                                       dental providers.
-----------------------------------------------------------------------------------------------------------------------------
7      Practice Name    45       B     Name of Practice if different than provider's last name          Jones Family Practice
-----------------------------------------------------------------------------------------------------------------------------
8      Address 1        60       A     Place where services are rendered. Always start with street      225 Main St.
                                       number if one is contained in the actual address of the
                                       practice.
-----------------------------------------------------------------------------------------------------------------------------
9      Address 2        30       B     Building Name, PO Box etc.                                       Suite 3
-----------------------------------------------------------------------------------------------------------------------------
10     City             22       A     Proper Name for Municipality in which practice office            South Orange
                                       is located. No abbreviations.
-----------------------------------------------------------------------------------------------------------------------------
11     State             2       A     Two Character State Abbreviation, NJ or other with rare          NJ
                                       exceptions
-----------------------------------------------------------------------------------------------------------------------------
12     Zip               5       A     5 Digit Zip Code                                                 08888
-----------------------------------------------------------------------------------------------------------------------------
13     Phone            15       A     Include Area Code, Prefix & Number. No spaces or dashes.         6095882705
-----------------------------------------------------------------------------------------------------------------------------
14     County            2       A     Two digit code for county in which office is actually located    07
-----------------------------------------------------------------------------------------------------------------------------
15     Office Hours     60       A     List days and hours when patienis can be seen at this site.      M9-5, T1-5, Th1-7,
-----------------------------------------------------------------------------------------------------------------------------
16     Specialty Code   30       A     See list List all that apply. Include one for each Record        123
                                       Type "s" per provider. No Spaces, Commas, Slashes, etc.
-----------------------------------------------------------------------------------------------------------------------------
17     Age              40       B     4 spaces per specialty in sequence with specialty code in        234
       Restrictions                    suing field 16, 1st 2= min, age, 2nd 2 = max. age, 0000 if none for a specialty. Omit if no specialty is limited.
-----------------------------------------------------------------------------------------------------------------------------
18     Hosp Aff11       35       B     Hospital where provider has admitting privileges.                Newark- Beth Israel
                                       Required for PhysiciansPodiatrists & Oral Surgeons.
-----------------------------------------------------------------------------------------------------------------------------
19     Hosp Aff12       35       B     If more than One
-----------------------------------------------------------------------------------------------------------------------------
20     HospAff13        35       B     If more than Two
-----------------------------------------------------------------------------------------------------------------------------
21     HospAff14        35       B     If more than Three
-----------------------------------------------------------------------------------------------------------------------------
22     Hosp Aff15       35       B     If more than Four
-----------------------------------------------------------------------------------------------------------------------------
23     Languages                 A     Must be at least one even if English; Sec code list.             EFG9
                        10             No Spaces/Commas/Slashes/Hyphens, etc.
-----------------------------------------------------------------------------------------------------------------------------
24     Plan Code         3       A     Three Digit Plan Code                                            099
-----------------------------------------------------------------------------------------------------------------------------
25     Panel Status      1       A     O -  Open, F - Frozen (no new patients)                          O
-----------------------------------------------------------------------------------------------------------------------------
26     Specialty Name   30       A     Show one narrative specialty name per record.                    Family Practice
-----------------------------------------------------------------------------------------------------------------------------
27     Panel Capacity    4       B     Potential Number of Members: PCPs & General Dentists             1500
-----------------------------------------------------------------------------------------------------------------------------
28     Members           4       B     Actual Number of Members Assigned: PCPs & Dentists               900
       Assigned
-----------------------------------------------------------------------------------------------------------------------------
29     Record Type       3       B     a = addition of record to file (excludes d)                      s a
                                       d = deletion of record from file (excludes a & c)
                                       s = multiple listing of provider, unique specialty
                                       l = multiple listing of provider, unique location
                                       Use all that apply, No commas. Spaces
                                       allowed.
-----------------------------------------------------------------------------------------------------------------------------
30     Date             10       A     Fill with date Network Update File or Application Network        06/01/2000
                                       File was submitted to OMHC mm/dd/yyyy.
-----------------------------------------------------------------------------------------------------------------------------
31                       2       B     If other man actual county; include a record for each
       Servicing                       county served. Out-of-county physicians may not be
       County                          considered in applications except in rural counties
-----------------------------------------------------------------------------------------------------------------------------
32     Total Hours       2       A     Total number of hours for record. Round down.                    20
-----------------------------------------------------------------------------------------------------------------------------
33     Medicaid ID       7       B     Provider's Medicaid ID                                           1234567
-----------------------------------------------------------------------------------------------------------------------------
34     Special Needs     5       A     Indicates provider has expertise serving specific
       Indicator                       populations. Use all OMHC special needs codes that apply to provider.

-----------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

    New Jersey Department of Human. Services, Division of Medical Assistance,
                          Office of Managed Health Care
             HMO Institutional Provider Network File Specifications

                                When
Field    Field Name     Size  Required                         Definition                          Example
-------------------------------------------------------------------------------------------------------------
1      Provider Name     45       A                                                              Doc's Drugs
-------------------------------------------------------------------------------------------------------------
2      Provider Type     30       A                                                              Pharmacy
-------------------------------------------------------------------------------------------------------------
3      Provider Tax ID    9       A       Provider's Tax ED Number                               229999999
-------------------------------------------------------------------------------------------------------------
4      Address 1         60       A       Always start with street number if one is contained    22 Main St.
                                          in the actual address of the practice.
-------------------------------------------------------------------------------------------------------------
5      Address 2         30       B       Building Name, PO Box etc,                             Suite 3
-------------------------------------------------------------------------------------------------------------
6      City              22       A       Proper Name for Municipality in which practice         South Orange
                                          office is located, Use no abbreviations
-------------------------------------------------------------------------------------------------------------
7      State              2       A       Two Character State Abbreviation, NJ with rare         NJ
                                          exceptions.
-------------------------------------------------------------------------------------------------------------
8      Zip                5       A       5 Digit Zip Codes                                      08888
-------------------------------------------------------------------------------------------------------------
9      Phone             15       A       Include Area Code, Prefix & Number. Don't include      6095882705
                                          spaces or dashes.
-------------------------------------------------------------------------------------------------------------
10     County             2       A       Two digit code for county in which office is           07
                                          actually located.
-------------------------------------------------------------------------------------------------------------
11     Plan Code          3       A       Three Digit Plan Code.                                 099
-------------------------------------------------------------------------------------------------------------
12     Specialty Code     3       A       See code list Use one.                                 500
-------------------------------------------------------------------------------------------------------------
13     Servicing          2       B       If other than actual county; include a record for
       County                             each county served.
-------------------------------------------------------------------------------------------------------------
14     Date              10       A       Fill with date Network Update File or Application      06/01/2000
                                          Network File was submitted to OMHC mm/dd/yyyy
-------------------------------------------------------------------------------------------------------------
15     Record Type        1       B       a = addition of record to file (excludes d)            a
                                          d = deletion of record from file (excludes a)
-------------------------------------------------------------------------------------------------------------
16     Medicaid ID   .    7       B       Provider's Medicaid ID                                 1234567
-------------------------------------------------------------------------------------------------------------
17     Hospital Code     35       B       Unique Hospital Code                                   99999
-------------------------------------------------------------------------------------------------------------

A = Always Required
B = Required When Applicable

                                  ATTACHMENT D

                               NJDHS, DMAHS, OMHC
                          Provider Network File Codes

Language Codes                                              County Codes
A     Arabic                                             01     Atlantic
B     Hebrew                                             02     Bergen
C     Chinese                                            03     Burlington
D     Greek                                              04     Camden
E     English                                            05     Cape May
F     French                                             06     Cumberland
G     German                                             07     Essex
H     Hindi                                              08     Gloucesrer
I     Italian                                            09     Hudson
J     Hungarian                                          10     Hunterdon
K     Korean                                             11     Mercer
L     Polish                                             12     Middlesex
M     Tagalog                                            13     Monmouth
N     Japanese                                           14     Morris
O     Pakistani                                          15     Ocean
P     Portuguese                                         16     Passaic
Q     Indian                                             17     Salem
R     Filipino                                           18     Somerset
S     Persian                                            19     Sussex
T     Russian                                            20     Union
U     Danish                                             21     Warren
V     Spanish/No English                                 99     OUT OF STATE
W     Turkish
X     Vietnamese
Y     Yugoslavian
Z     Other
0     American Sign Language
1     Swedish
2     Spanish/Understands English
3     Ukraman
4     Dutch
5     Urdu
6     Romanian
7     Mandann
8     Iranian
9     Thai

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective October 1,2003, as follows:

Managed Care Service Administrator - October 1, 2003

1.   ARTICLE 1, "DEFINITIONS" section - for the following definitions:

     -   Contractor;

     -   Copayment;

     -   Managed Care Service Administrator (NEW);

     -   NJ FamilyCare Plan D;

     -   NJ FamilyCare Plan H;

     -   Non-Risk Contract (NEW);

     -   Restricted Alien (NEW)

     shall be amended as reflected in the relevant pages of Article 1 attached hereto and incorporated herein.

2. ARTICLE 3, "MANAGED CARE MANAGEMENT INFORMATION SYSTEM" Section 3.4.2 shall be amended as reflected in Article 3, Section 3.4.2 attached hereto and incorporated herein.

3. ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES," Sections 4.1(B) (NEW); 4.1.1(E); 4.1.7; renumbered remaining sections; 4.2.2(A); 4.2.4(B)7;
     4.2.4(C) shall be amended as reflected in Article 4, Sections 4.1(B) (NEW); 4.1.1(E); 4.1.7; renumbered remaining sections; 4.2.2(A); 4.2.4(B)7;
     4.2.4(C) attached hereto and incorporated herein.

4. ARTICLE 5, "ENROLLEE SERVICES," Sections 5.2(A)8 (RESTORED); 5.2(A)9 (NEW); 5.3.1(C)2; 5.3.2; 5.4(B); 5.4(C); 5.5.(G)1(d); 5.8.2(WW); 5.8.5(B);
     5.10.2(A)1; 5.15.1(A) shall be amended as reflected in Article 5, 5.2(A)8 (RESTORED); 5.2(A)9 (NEW); 5.3.1(C)2; 5.3.2; 5.4(B); 5.4(C); 5.5.(G)1(d);
     5.8.2(WW); 5.8.5(B); 5.10.2(A)1; 5.15.1(A) attached hereto and incorporated herein.

Managed Care Service Administrator - October 1, 2003

5. ARTICLE 7, "TERMS AND CONDITIONS," Sections 7.26(C) and 7.26(K) (NEW) shall be amended as reflected in Article 7, Sections 7.26(C) and 7.26(K) (NEW) attached hereto and incorporated herein.

6. ARTICLE 8, "FINANCIAL PROVISIONS," Sections 8.5.1; 8.5.6; 8.5.9 (NEW); 8.8(N)(NEW); 8.8(O)(NEW); 8.8(P)(NEW) shall be amended as reflected in Sections 8.5.1; 8.5.6; 8.5.9 (NEW); 8.8(N) (NEW); 8.8(O)(NEW); 8.8(P)
     (NEW) attached hereto and incorporated herein.

7. APPENDIX, SECTION E, "MANAGED CARE SERVICE ADMINISTRATOR," (NEW) shall be revised as reflected in SFY 2004 Managed Care Service Administrator administrative fees attached hereto and incorporated herein.

Managed Care Service Administrator - October 1, 2003

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

     UNIVERSITY HEALTH PLANS, INC.          STATE OF NEW JERSEY
                                       DEPARTMENT OF HUMAN SERVICES

BY: /s/ Alexander McLean               BY: /s/ [ILLEGIBLE]
    --------------------                  -------------------------
                                             MATTHEW D. D'ORIA

TITLE: PRESIDENT & CEO                 TITLE: ACTING DIRECTOR, DMAHS
       ---------------

DATE: [ILLEGIBLE]                      DATE:_______________________
      ---------------

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: /s/ [ILLEGIBLE]
    ---------------

   DEPUTY ATTORNEY GENERAL

DATE:___________________
with the contractor. Marketing by an employee of the contractor is considered direct; marketing by an agent is considered indirect.

COMMISSIONER--the Commissioner of the New Jersey Department of Human Services or a duly authorized representative.

COMPLAINT--a protest by an enrollee as to the conduct by the contractor or any agent of the contractor, or an act or failure to act by the contractor or any agent of the contractor, or any other, matter in which an enrollee feels aggrieved by the contractor, that is communicated to the contractor and that could be resolved by the contractor within three (3) business days.

COMPLAINT RESOLUTION--completed actions taken to fully settle a complaint to the DMAHS' satisfaction.

COMPREHENSIVE RISK CONTRACT--a risk contract that covers comprehensive services, that is, inpatient hospital services and any of the following services, or any three or more of the following services:

1. Outpatient hospital services.

2. Rural health clinic services.

3. FQHC services.

4. Other laboratory and X-ray services.

5. Nursing facility (NF) services.

6. Early and periodic screening, diagnosis and treatment (EPSDT) services.

7. Family planning services.

8. Physician services.

9. Home health services.

CONDITION--a disease, illness, injury, disorder, or biological or psychological condition or status for which treatment is indicated.

CONTESTED CLAIM--a claim that is denied because the claim is an ineligible claim, the claim submission is incomplete, the coding or other required information to be submitted is incorrect, the amount claimed is in dispute, or the claim requires special treatment.

CONTINUITY OF CARE--the plan of care for a particular enrollee that should assure progress without unreasonable interruption.

CONTRACT--the written agreement between the State and the contractor, and comprises the contract, any addenda, appendices, attachments, or amendments thereto.

CONTRACTING OFFICER--the individual empowered to act and respond for the State throughout the life of any contract entered into with the State.

CONTRACTOR--the Health Maintenance Organization with a valid Certificate of Authority in New Jersey that contracts hereunder with the State for the provision of comprehensive health care services to enrollees on a prepaid, capitated basis, or for the provision of

Amended as of October 1, 2003                                                I-5
administrative services for a specified benefits package to specified enrollees on a non-risk, reimbursement basis.

CONTRACTOR'S PLAN--all services and responsibilities undertaken by the contractor pursuant to this contract.

CONTRACTOR'S REPRESENTATIVE--the individual legally empowered to bind the contractor, using his/her signature block, including his/her title. This individual will be considered the Contractor's Representative during the life of any contract entered into with the State unless amended in writing pursuant to
Article 7.

COPAYMENT--the part of the cost-sharing requirement for NJ FamilyCare Plan D and H enrollees in which a fixed monetary amount is paid for certain services/items received from the contractor's providers.

COST AVOIDANCE--a method of paying claims in which the provider is not reimbursed until the provider has demonstrated that all available health insurance has been exhausted.

COST NEUTRAL--the mechanism used to smooth data, share risk, or adjust for risk that will recognize both higher and lower expected costs and is not intended to create a net aggregate gain or loss across all payments.

COVERED SERVICES--see "BENEFITS PACKAGE"

CREDENTIALING--the contractor's determination as to the qualifications and ascribed privileges of a specific provider to render specific health care services.

CULTURAL COMPETENCY--a set of interpersonal skills that allow individuals to increase their understanding, appreciation, acceptance of and respect for cultural differences and similarities within, among and between groups and the sensitivity to how these differences influence relationships with enrollees. This requires a willingness and ability to draw on community-based values, traditions and customs, to devise strategies to better meet culturally diverse enrollee needs, and to work with knowledgeable persons of and from the community in developing focused interactions, communications, and other supports.

CWA OR COUNTY WELFARE AGENCY ALSO KNOWN AS COUNTY BOARD OF SOCIAL SERVICES-- the agency within the county government that makes determination of eligibility for Medicaid and financial assistance programs.

DAYS--calendar days unless otherwise specified.

DBI--the New Jersey Department of Banking and Insurance in the executive branch of New Jersey State government.

DEFAULT--see "AUTOMATIC ASSIGNMENT"

Amended as of October 1, 2003                                                I-6

IPN OR INDEPENDENT PRACTITIONER NETWORK--one type of HMO operation where member services are normally provided in the individual offices of the contracting physicians.

LIMITED-ENGLISH-PROFICIENT POPULATIONS--individuals with a primary language other than English who must communicate in that language if the individual is to have an equal opportunity to participate effectively in and benefit from any aid, service or benefit provided by the health provider.

MAINTENANCE SERVICES--include physical services provided to allow people to maintain their current level of functioning. Does not include habilitative and rehabilitative services.

MANAGED CARE--a comprehensive approach to the provision of health care which combines clinical preventive, restorative, and emergency services and administrative procedures within an integrated, coordinated system to provide timely access to primary care and other medically necessary health care services in a cost effective manner.

MANAGED CARE ENTITY--a managed care organization described in Section 1903(m)(1)(A) of the Social Security Act, including Health Maintenance Organizations (HMOs), organizations with Section 1876 or Medicare+Choice contracts, provider sponsored organizations, or any other public or private organization meeting the requirements of Section 1902(w) of the Social Security Act, which has a risk comprehensive contract and meets the other requirements of that Section.

MANAGED CARE ORGANIZATION (MCO)--an entity that has, or is seeking to qualify for, a comprehensive risk contract, and that is -

1. A Federally qualified HMO that meets the advance directives requirements of 42 CFR 489 subpart I; or

2. Any public or private entity that meets the advance directives requirements and is determined to also meet the following conditions:

     (i) Makes the services it provides to its Medicaid enrollees as accessible (in terms of timeliness, amount, duration, and scope) as those services are to other Medicaid recipients within the area served by the entity; and

     (ii) Meets the solvency standards of 42 CFR 438.116.

MANAGED CARE SERVICE ADMINISTRATOR (MCSA) - an entity in a non-risk based financial arrangement that contracts to provide a designated set of services for an administrative fee. Services provided may include, but are not limited to: medical management, claims processing, provider network maintenance.

MANDATORY--the requirement that certain DMAHS beneficiaries, delineated in
Article 5, must select, or be assigned to a contractor in order to receive Medicaid services.

Amended as of October 1, 2003                                               I-14

         NJ FAMILYCARE PLAN D--means the State-operated program which provides managed care coverage to uninsured:

         - Parents/caretakers with children below the age of 19 who do not qualify for AFDC Medicaid with family incomes up to and including 200 percent of the federal poverty level; and

         - PARENTS/CARETAKERS WITH CHILDREN BELOW THE AGE OF 23 YEARS AND CHILDREN FROM THE AGE OF 19 THROUGH 22 YEARS WHO ARE FULL TIME STUDENTS WHO DO NOT QUALIFY FOR AFDC MEDICAID WITH FAMILY INCOMES UP TO AND INCLUDING 250 PERCENT OF THE FEDERAL POVERTY LEVEL; AND

         - Children below the age of 19 with family incomes between 201 percent and up to and including 350 percent of the federal poverty level.

         Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services with the exception of both Eskimos and Native American Indians under the age of 19 years. These groups are identified by Program Status Codes (PSCs) or Race Code on the eligibility system as indicated below, For clarity, the Program Status Codes or Race Code, in the case of Eskimos and Native American Indians under the age of 19 years, related to Plan D non-cost sharing groups are also listed.

     PSC                      PSC              Race Code
Cost Sharing           No Cost Sharing      No Cost Sharing
------------           ---------------      ---------------
    301                      300                   3
    493                      380
    494                      497
    495
    498

         In addition to covered managed care services, eligibles under these programs may access certain services which are paid fee-for-service and not covered under this contract.

         NJ FAMILYCARE PLAN H--MEANS THE STATE-OPERATED PROGRAM WHICH PROVIDES MANAGED CARE ADMINISTRATIVE SERVICES COVERAGE TO UNINSURED:

         - ADULTS AND COUPLES WITHOUT DEPENDENT CHILDREN UNDER THE AGE OF 19 WITH FAMILY INCOMES UP TO AND INCLUDING 100 PERCENT OF THE FEDERAL POVERTY LEVEL;

         - ADULTS AND COUPLES WITHOUT DEPENDENT CHILDREN UNDER THE AGE OF 23 YEARS, WHO DO NOT QUALIFY FOR AFDC MEDICAID, WITH FAMILY INCOMES UP TO AND INCLUDING 250 PERCENT OF THE FEDERAL POVERTY LEVEL.

         -    RESTRICTED ALIEN PARENTS NOT INCLUDING PREGNANT WOMEN.

         PLAN H ELIGIBLES WILL BE IDENTIFIED BY A CAPITATION CODE. CAPITATION CODES DRIVE THE SERVICE PACKAGE. THE PROGRAM STATUS CODE DRIVES THE COST-SHARING REQUIREMENTS.

         ANY OF THE PROGRAM STATUS CODES LISTED BELOW CAN INCLUDE RESTRICTED ALIEN PARENTS. THEREFORE, IT IS NECESSARY TO RELY ON THE CAPITATION CODE TO IDENTIFY PLAN H ELIGIBLES.

Amended as of October 1, 2003                                               I-19

         Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services. These groups are identified by the program status code (PSC) indicated below. For clarity, the program status codes related to Plan H non-cost sharing groups are also listed.

         PSC                             PSC
     COST SHARING                   NO COST SHARING
     ------------                   ---------------
498 (w/CORRESPONDING         380, 310, 320, 330, 410, 420,
       CAP CODE)                  430, 470, 497 (WITH
         701                    CORRESPONDING CAP CODES)
                                         700
                                         763

         NJ FAMILYCARE PLAN I - means the State-operated program that provides certain benefits on a fee-for-service basis through the DMAHS for Plan D parents/caretakers with a program status code of 380.

         N.J.S.A.--New Jersey Statutes Annotated.

         NON-COVERED CONTRACTOR SERVICES--services that are not covered in the contractor's benefits package included under the terms of this contract.

         NON-COVERED MEDICAID SERVICES--all services that are not covered by the New Jersey Medicaid State Plan.

         NON-PARTICIPATING PROVIDER--a provider of service that does not have a contract with the contractor.

         NON-RISK CONTRACT - A CONTRACT UNDER WHICH THE CONTRACTOR 1) IS NOT AT FINANCIAL RISK FOR CHANGES IN UTILIZATION OR FOR COSTS INCURRED UNDER THE CONTRACT; AND 2) MAY BE REIMBURSED BY THE STATE ON THE BASIS OF THE INCURRED COSTS.

         OIT--the New Jersey Office of Information Technology.

         OTHER HEALTH COVERAGE--private non-Medicaid individual or group health/dental insurance. It may be referred to as Third Party Liability
         (TPL) or includes Medicare.

         OUT OF AREA SERVICES--all services covered under the contractor's benefits package included under the terms of the Medicaid contract which are provided to enrollees outside the defined basic service area.

         OUTCOMES--the results of the health care process, involving either the enrollee or provider of care, and may be measured at any specified point in time, Outcomes can be medical, dental, behavioral, economic, or societal in nature.

Amended as of October 1, 2003                                               I-20

REFERRAL SERVICES--those health care services provided by a health professional other than the primary care practitioner and which are ordered and approved by the primary care practitioner or the contractor.

         Exception A: An enrollee shall not be required to obtain a referral or be otherwise restricted in the choice of the family planning provider from whom the enrollee may receive family planning services.

         Exception B: An enrollee may access services at a Federally Qualified Health Center (FQHC) in a specific enrollment area without the need for a referral when neither the contractor nor any other contractor has a contract with the Federally Qualified Health Center in that enrollment area and the cost of such services will be paid by the Medicaid fee-for-service program.

REINSURANCE--an agreement whereby the reinsurer, for a consideration, agrees to indemnify the contractor, or other provider, against all or part of the loss which the latter may sustain under the enrollee contracts which it has issued.

RESTRICTED ALIEN--An individual who would qualify for Medicaid or NJ FamilyCare, but for immigration status.

RISK CONTRACT--a contract under which the contractor assumes risk for the cost of the services covered under the contract, and may incur a loss if the cost of providing services exceeds the payments made by the Department to the contractor for services covered under the contract.

RISK POOL--an account(s) funded with revenue from which medical claims of risk pool members are paid. If the claims paid exceed the revenues funded to the account, the participating providers shall fund part or all of the shortfall. If the funding exceeds paid claims, part or all of the excess is distributed to the participating providers.

RISK THRESHOLD--the maximum liability, if the liability is based on referral services, to which a physician or physician group may be exposed under a physician incentive plan without being at substantial financial risk.

ROUTINE CARE--treatment of a condition which would have no adverse effects if not treated within 24 hours or could be treated in a less acute setting (e.g., physician's office) or by the patient.

SAFETY-NET PROVIDERS OR ESSENTIAL COMMUNITY PROVIDERS--public-funded or government-sponsored clinics and health centers which provide specialty/specialized services which serve any individual in need of health care whether or not covered by health insurance and may include medical/dental education institutions, hospital-based programs, clinics, and health centers.

SAP--Statutory Accounting Principles.

Amended as of October 1,2003                                                I-24
         authorization checks, checks for service limitations, checks for service inconsistencies, medical review, and utilization management. Pharmacy claim edits shall include prospective drug utilization review (ProDUR) checks.

         The contractor shall comply with New Jersey law and regulations to process records in error. (Note: Uncontested payments to providers and uncontested portions of contested claims should not be withheld pending final adjudication.)

C. Benefit and Reference Files. The system shall provide file-driven processing for benefit determination, validation of code values, pricing (multiple methods and schedules), and other functions as appropriate. Files should include code descriptions, edit criteria, and effective dates. The system shall support the State's procedure and diagnosis coding schemes and other codes that shall be submitted on the hardcopy and electronic reports and files.

         The system shall provide for an automated update to the National Drug Code file including all product, packaging, prescription, and pricing information.

         The system shall provide online access to reference file information. The system should maintain a history of the pricing schedules and other significant reference data.

D. Claims/Encounter History Files. The contractor shall maintain two (2) years active history of adjudicated claims and encounter,data for verifying duplicates, checking service limitations, and supporting historical reporting. For drug claims, the contractor may maintain nine
         (9) months of active history of adjudicated claims/encounter data if it has the ability to restore such information back to two (2) years and provide for permanent archiving in accordance with Article 3.1.2F. Provisions should be made to maintain permanent history by service date for those services identified as "once-in-a-lifetime" (e.g., hysterectomy). The system should readily provide access to, all types of claims and encounters (hospital, medical, dental, pharmacy, etc.) for combined reporting of claims and encounters. Archive requirements are described in Article 3.1.2F.

3.4.2    COORDINATION OF BENEFITS

         The contractor shall exhaust all other sources of payment prior to remitting payment for a Medicaid/NJ FAMILYCARE enrollee.

A. Other Coverage Information. The contractor shall maintain other coverage information for each enrollee. The contractor shall verify the other coverage information provided by the State pursuant to Article
         8.7 and develop a system to include additional other coverage information when it becomes available. The contractor shall provide a periodic file of updates to other coverage back to the State as specified in Article 8.7.

Amended as of October 1, 2003                                             III-10

ARTICLE FOUR: PROVISION OF HEALTH CARE SERVICES

4.1 COVERED SERVICES

A. For enrollees who are eligible through Title V, Title XIX or the NJ FamilyCare program the contractor shall provide or arrange to have provided comprehensive, preventive, and diagnostic and therapeutic, health care services to enrollees that include all services that Medicaid/NJ FamilyCare beneficiaries are entitled to receive under Medicaid/NJ FamilyCare, subject to any limitations and/or excluded services as specified in this Article, Provision of these services shall be equal in amount, duration, and.scope as established by the Medicaid/NJ FamilyCare program, in accordance with medical necessity and without any predetermined limits, unless specifically stated, and as set forth in 42 C.F.R. Part 440; 42 C.F.R. Part 434; Part 438 the Medicaid State Plan; the Medicaid Provider Manuals: -The New Jersey Administrative Code, Title 10, Department of Human Services Division of Medical Assistance and Health Services; Medicaid/NJ FamilyCare Alerts; Medicaid/NJ FamilyCare Newsletters; and all applicable federal and State statutes, rules, and regulations.

B. All provisions of this article shall apply to enrollees of the contractor's comprehensive risk contract as well as to beneficiaries under the managed care service administrator arrangement unless specifically stated otherwise.

4.1.1 GENERAL PROVISIONS AND CONTRACTOR RESPONSIBILITIES

A.       With the exception of certain emergency services described in Article
         4.2.1 of this contract, all care covered by the contractor pursuant to the benefits package must be provided, arranged, or authorized by the contractor or a participating provider.

B. The contractor and its providers shall furnish all covered services required to maintain or improve health in a manner that maximizes, coordination and.- integration of services, and in accordance with professionally recognized standards of quality and shall ensure that the care is appropriately documented to encompass all health care services for which payment is made.

C. For beneficiaries eligible solely through the NJ FamilyCare Plan A the contractor shall-provide the same managed care services and products provided to enrollees who are eligible through Title XIX, For beneficiaries eligible solely through the NJ FamilyCare Plans B and C the contractor shall provide the same managed care services and products provided to enrollees who are eligible through Title XIX with the exception of limitations on EPSDT coverage as indicated in Articles 4.1.2A.3 and 4.2.6A.2. NJ FamilyCare Plan D and other plans have a different service package specified in Articles 4.1.6 and 4.1.7.

D. Out-of-Area Coverage. The contractor shall provide or arrange for out-of-area coverage of contracted benefits in emergency situations and non-emergency

Amended as of October 1, 2003                                               IV-1
situations when travel back to the service area is not possible, is impractical, or when medically necessary services could only be provided elsewhere. Except for full-time students, the contractor shall not be responsible for out-of-state coverage for care if the enrollee resides out-of-state for more than 30 days. In this instance, the individual will be disenrolled. This does not apply to situations when the enrollee is out of State for care provided/authorized by the contractor, for example, prolonged hospital care for transplants. For full time students attending school and residing out of the country, the contractor-shall not be responsible for health care benefits while the individual is in school.

E. Existing Plans of Care. The contractor shall honor and pay for plans of care for new enrollees, including prescriptions, durable medical equipment, medical supplies, prosthetic and orthotic appliances, and any other on-going services initiated prior to enrollment with the contractor. Services shall be continued until the enrollee is evaluated by his/her primary care physician and a new plan of care is established with the contractor.

         The contractor shall use its best efforts to contact the new enrollee or, where applicable, authorized person and/or contractor care manager. However, if after documented, reasonable outreach (i.e., mailers, certified mail, use of MEDM system provided by the State, contact with the Medical Assistance Customer Center (MACC), DDD, or DYFS to confirm addresses and/or to request assistance in locating the enrollee) the enrollee fails to respond within 20 working days of certified mail, the contractor may cease paying for the pre-existing service until the enrollee or, where applicable, authorized person, contacts the contractor for re-evaluation.

         For MCSA enrollees, the contractor Shall case manage these services,

F. Routine Physicals. The contractor shall provide for routine physical examinations required for employment, school, camp or other entities/programs that require such examinations as a condition of employment or participation.

G.       Non-Participating Providers.

         1. The contractor shall pay for services furnished by non-participating providers to whom an enrollee was referred, even if erroneously referred, by his/her PCP or network specialist. Under no circumstances shall the enrollee bear the cost of such services when referral errors by the contractor or its providers occur. It is the sole responsibility of the contractor to provide regular updates on complete network information to all its providers as well as appropriate policies and procedures for provider referrals.

Amended as of October 1, 2003                                               IV-2

         2.       Dental services

         3.       DME

         4.       Hearing aids

         5.       Medical supplies

         6.       Orthotics

         7.       TMJ treatment

4.1.7 BENEFIT PACKAGE FOR NJ FAMILYCARE PLAN H

         A. Services Included In The Contractor's Benefits Package for NJ FamilyCare Plan H. The following services shall be provided and case managed by the contractor:

                  1.       Primary Care

                           a.       All physicians services, primary and
                                    specialty

                           b.       In accordance with state
                                    certification/licensure requirements,
                                    standards, and practices, primary care
                                    providers shall also include access to
                                    certified nurse midwives - non-maternity, certified nurse practitioners, clinical nurse specialists, and physician assistants

                           c. Services rendered at independent clinics that provide ambulatory services

                           d. Federally Qualified Health Center primary care services

                  2.       Emergency room services

                  3. Home Health Care Services -- Limited to skilled nursing for a home bound beneficiary which is provided or supervised by a

Amended as of October 1, 2003                                              IV-15
         registered nurse, and borne health aide when the purpose of the treatment is skilled care; and medical social services which are necessary for the treatment of the beneficiary's medical condition.

         4. Inpatient Hospital Services, including general hospitals, special hospitals, and rehabilitation hospitals. The contractor shall not be responsible when the primary admitting diagnosis is mental health or substance abuse related.

         5.       Outpatient Hospital Services, including outpatient surgery

         6. LABORATORY SERVICES -- All laboratory testing sites providing services under this contract must have either a Clinical Laboratory Improvement Act (CLIA) certificate of waiver or a certificate of registration along with a CLIA identification number. Those providers with certificates of waiver shall provide only the types of tests permitted under the terms of their waiver, Laboratories with certificates of registration may perform a full range of laboratory services.

         7.       RADIOLOGY SERVICES -- Diagnostic and therapeutic

         8.       Prescription drugs, excluding over-the-counter drugs
                  Exception: See Article 8 regarding Protease Inhibitors and other antiretrovirals.

Amended as of October 1, 2003                                              IV-16

         9. TRANSPORTATION SERVICES - Limited to ambulance for medical emergency only

10.      Diabetic supplies and equipment

B. Services Available To NJ FamilyCare Plan H Under Fee-For-Service. The following services are available to NJ FamilyCare Plan H enrollees under fee-for-service:

         1. Outpatient mental health services, limited to 60 days per calendar year.

         2.       Abortion services

C. Exclusions. The following services not covered for NJ FamilyCare Plan H participants either by the contractor or the Department include, but are not limited to:

         1.       Non-medically necessary services.

         2.       Intermediate Care Facilities/Mental Retardation

         3.       Private duty nursing

         4.       Personal Care Assistant Services

         5.       Medical Day Care Services

         6.       Chiropractic Services

         7.       Dental services

         8.       Orthotic devices

         9.       Targeted Case Management for the chronically ill

         10.      .Residential treatment center psychiatric programs

         11.      Religious non-medical institutions care and services

         12.      Durable Medical Equipment

         13. Early and Periodic Screening, Diagnosis and Treatment (EPSDT) services (except for well child care, including immunizations and lead screening and treatments)

Amended as of October 1, 2003                                              IV-17

         14. Transportation Services, including non-emergency ambulance, invalid coach, and lower mode transportation

         15.      Hearing Aid Services

         16. Blood and Blood Plasma, except administration of blood, processing of blood, processing fees and fees related to autologous blood donations are covered.

         17.      Cosmetic Services ,

         18.      Custodial Care

         19.      Special Remedial and Educational Services

         20.      Experimental and Investigational Services

         21.      Medical Supplies (except diabetic supplies)

         22.      Infertility Services .

         23.      Rehabilitative Services for Substance Abuse

         24. Weight reduction programs or dietary supplements, except operations, procedures or treatment of obesity when approved by the contractor

         25. Acupuncture and acupuncture therapy, except when performed as a form of anesthesia in connection with covered surgery

         26. Temporomandibular joint disorder treatment, including treatment performed by prosthesis placed directly in the teeth

         27.      Recreational therapy

         28.      Sleep therapy

         29.      Court-ordered services

         30       Thermograms and thermography

         31.      Bio feedback

         32.      Radial keratotomy

         33.      Respite Care

         34.      Inpatient hospital services for mental health

         35.      Inpatient and outpatient services for substance abuse

         36.      Partial hospitalization

         37.      Skilled nursing facility services

         38.      Family Planning Services

         39.      Hospice Services

         40.      Optometrist Services

         41.      Optical Appliances

         42.      Organ Transplant Services

         43.      Podiatrist Services

         44.      Prosthetic Appliances

         45.      Outpatient Rehabilitation Services

         46.      Maternity and related newborn care

4.1.78 SUPPLEMENTAL BENEFITS

             Any service, activity or product not covered under the State Plan may be provided by the contractor only through written approval by the Department and the cost of which shall be borne solely by the contractor.

Amended as of October 1, 2003                                              IV-18

4.1.89 CONTRACTOR AND DMAHS SERVICE EXCLUSIONS

         Neither the contractor nor DMAHS shall be responsible for the following:

         A. All services not medically necessary, provided, approved or arranged by a contractor's physician or other provider (within his/her scope of practice) except emergency services.

         B.       Cosmetic surgery except when medically necessary and approved.

         C.       Experimental organ transplants.

         D. Services provided primarily for the diagnosis and treatment of infertility, including sterilization reversals, and related office (medical or clinic), drugs, laboratory services, radiological and diagnostic services and surgical procedures.

         E.       Respite Care

         F. Rest cures, personal comfort and convenience items, services and supplies not directly related to the care of the patient, including but not limited to, guest meals, and accommodations, telephone charges, travel expenses other than those services not in Article 4.1 of this contract, take home supplies and similar cost, Costs incurred by an accompanying parent(s) for an out-of-state medical intervention are covered under EPSDT by the contractor.

         G. Services involving the use of equipment in facilities, the purchase, rental or construction of which has not been approved by applicable laws of the State of New Jersey and regulations issued pursuant thereto.

         H. All claims arising directly from services provided by or in institutions owned or operated by the federal government such as Veterans Administration hospitals,

         I. Services provided in an inpatient psychiatric institution, that is not an acute care hospital, to individuals under 65 years of age and over 21 years of age.

         J. Services provided to all persons without charge. Services and items provided without charge through programs of other public or voluntary agencies (for example, New Jersey State Department of Health and Senior Services, New Jersey Heart Association, First Aid Rescue Squads, and so forth) shall be utilized to the fullest extent possible,

         K. Services or items furnished for any sickness or injury occurring while the covered person is on active duty in the military,

Amended as of October 1, 2003                                              IV-19

         2. The contractor may not refuse to cover emergency services based on the emergency room provider, hospital, or fiscal agent not notifying the contractor or the enrollee's PCP of the enrpllee's screening and treatment.

         L. The contractor shall establish and maintain policies and procedures for emergency dental services for all enrollees.

                  1. Within the contractor's Enrollment/Service Area, the contractor will ensure that:

                  a. Enrollees shall have access to emergency dental services on a twenty-four (24) hour, seven (7) day a week basis.

                  b. The contractor shall bear full responsibility for the provision of emergency 'dental services, and shall assure the availability of a back-up provider in the event that an on-call provider is unavailable.

         2. Outside the contractor's Service Area, the contractor shall ensure that:

                  a. Enrollees shall be able to seek emergency dental services from any licensed dental provider without the need for prior authorization from the contractor while outside the Service Area (including out-of-state services covered by the Medicaid program).

         M. The contractor shall reimburse ambulance and MICU transportation providers responding to "911" calls whether or not the patient's condition is determined, retrospectively, to be an emergency.

4.2.2 FAMILY PLANNING SERVICES AND SUPPLIES

         A. General. Except where specified in Section 4.1, the contractor's MCO enrollees are permitted to obtain family planning services and supplies from either the contractor's family planning provider network or from any other qualified Medicaid family planning provider, The DMAHS shall reimburse family planning services provided by non-participating providers based on the Medicaid fee schedule.

         B. Non-Participating Providers. The contractor shall cooperate with non- participating family planning providers accessed at the o enrollee's option by establishing cooperative working relationships with such providers for accepting referrals from them for continued medical care and management of complex health care needs and exchange of enrollee information, where appropriate, to assure provision of needed care within the scope of this contract. The contractor shall not deny coverage of family planning services for a covered diagnostic.

Amended as of October 1, 2003                                              IV-24

                           iv. To accommodate exceptions to Medicaid drug utilization review standards related to proper maintenance drug therapy.

                  d. Except for the use of approved generic drug substitution of brand drugs, under no circumstances shall the contractor permit the therapeutic substitution of a prescribed drug without a presenter's authorization.

                  e. The contractor shall not penalize the prescriber or enrollee, financially or otherwise, for such requests and approvals.

                  f. Determinations shall be made within twenty-four (24) hours of receipt of all necessary information. The contractor shall provide for a 72-hour supply of medication while awaiting a prior authorization determination.

                  g. Denials of off-formulary requests or offering of an alternative medication shall be provided to the prescriber and/or enrollee in writing. All denials shall be reported to the DMAHS quarterly.

         6.       Submission and Publication of the Formulary.

                  a. The contractor shall publish and distribute hard copy or on-line, at least annually, its current formulary (if the contractor uses a formulary) to all prescribing providers and pharmacists. Updates to the formulary shall be distributed in all formats within sixty (60) days of the changes.

                  b. The contractor shall submit its formulary to DMAHS quarterly.


                  c. It is strongly encouraged that the contractor publish the formulary on its internet website.

         7. If the formulary includes generic equivalents, the contractor shall provide for a brand name exception process for prescribes to use when medically necessary. For MCSA enrollees, the contractor should implement a mandatory generic drug substitution program consistent with Medicaid program requirements.

         8. The contractor shall establish and maintain a procedure, approved by DMAHS, for internal review and resolution of complaints, such as timely access and coverage issues, drug utilization review, and claim management based on standards of drug utilization review.

C. Pharmacy Lock-In Program. The contractor may implement for MCO enrollees and must implement for MCSA enrollees a pharmacy lock-in program including policies, procedures and criteria for establishing the need for the lock-in

Amended as of October 1,2003                                               IV-27

5.2 AID CATEGORIES ELIGIBLE FOR CONTRACTOR ENROLLMENT

A. . Except as specified in Article 5.3, all persons who are not institutionalized, belong to one of the following eligibility categories, and reside in any of the enrollment areas, as identified in'Article 5.1, are in mandatory aid categories and shall be eligible for enrollment in the contractor's plan in the manner prescribed by this contract.

         1. Aid to Families with. Dependent Children (AFDC)/Temporary Assistance for Needy Families (TANF);

         2. AFDC/TANF-Related, New Jersey Care.. .Special Medicaid Program for Pregnant Women and Children;

         3.       SSI-Aged, Blind, Disabled, and Essential Spouses;

         4. New Jersey Care..,Special Medicaid programs for Aged, Blind, and Disabled;

         5. Division of Developmental Disabilities Clients including the Division of Developmental. Disabilities Community Care Waiver;

         6.       Medicaid only or SSI-related Aged, Blind, and Disabled;

         7. Uninsured parents/caretakers and children who are covered under NJ FamilyCare;

         8. Uninsured adults and couples without dependent children under the age of 23 who are covered under NJ FamilyCare.

         9.       Restricted alien parents, excluding pregnant women.

B. The contractor shall enroll the entire Medicaid case, i.e;, all individuals included under the ten digit Medicaid identification number.

C. DYFS. Individuals who are eligible through the Division of Youth and Family Services may enroll voluntarily. All individuals eligible through DYPS shall be considered a unique Medicaid case and shall be issued an individual 12 digit Medicaid identification number, and may be enrolled in his/her own contractor.

D. The contractor shall be responsible for keeping its network of providers informed of the enrollment status of each eniollee.

E.       Dual eligibles (Medicaid-Medicare) may voluntarily enroll. 5.3

EXCLUSIONS AND EXEMPTIONS

Persons who belong to one of-the eligible populations. (defined in 5,2A) shall not be subject to mandatory enrollment if they meet one or more criteria defined in this Article. Persons who fall into an "excluded" category (Article 5.3.1 A) shall not be eligible to enroll in the contractor's plan. Persons falling into the categories unde\r Article 5.3.IB are eligible to enroll on a voluntary basis. Persons falling into a category under Article 5.3.2 maybe eligible for enrollment exemption, subject to the Department's review.

Amended as of October 1,2003                                                 V-2

         1. Individuals whose. Medicaid eligibility will terminate within three (3) months or less after the projected date of effective enrollment.

         2. Individuals in mandatory eligibility categories who live in a county where mandatory enrollment is-not yet required based on a phase-in schedule determined by DMAHS.

         3. Individuals enrolled in or covered by either a Medicare or commercial HMO will not be enrolled in New Jersey Care 2000+ contractor unless the New Jersey Cafe 2000+ contractor and the Medicare/commercial HMO are the same.

         4. Individuals in the Pharmacy Lock-in or Provider Warning or Hospice programs.

         5. Individuals in -eligibility categories other than AFDC/TANF, AFDC/TANF-related New Jersey Care, SSI-Aged, Blind and Disabled populations, the Division of Developmental Disabilities Community Care Waiver population. New Jersey Care -- Aged, Blind and Disabled, or NJ FamilyCare Plan A.

         6. Children awaiting adoption through a private agency, 7. Individuals identified, as having more than one active eligible Medicaid number. 8. DYFS Population.

C. The following individuals shall be excluded from the Automatic Assignment process:

         1. Individuals included..under the same Medicaid Case Number where one or more household meinber(s) are exempt.

         2. Individuals participating in NJ FamilyCare Plans B, C, D, and H [Managed Care is the only program option available for these individuals].

5.3.2 ENROLLMENT EXEMPTIONS

         The contractor,,its subcontractors, providers or agents shall not coerce individuals to disenroll because of their health care needs which may meet an exemption reason, especially when the enrollees want to remain enrolled. Exemptions do not apply to NJ FamilyCare Plan B, Plan C, Plan D (except Parents/Caretakers -with PSC 380), and Plan H individuals or to individuals who have been enrolled in any of the contracted plans for greater than one hundred and eighty (180) days. All exemption requests are reviewed by DMAHS on a case by case basis.

Amended as of October 1, 2003                                                V-4
         may also enroll and directly market to individuals eligible for Aged, Blind, and Disabled (ABD) benefits. The contractor shall not enroll any other Medicaid-eligible beneficiary except as described in Article 5,16.1.(A),2. Except as provided in 5 . 1 6, the contractor, shall not directly market to or assist managed care eligibles in completing enrollment forms. The duties of the BBC will include, but are not limited to, education, enrollment, disenrollment, transfers, assistance through the contractor's grievance/appeal process and other problem resolutions with the contractor, and communications. The duties of the contractor, when enrolling ABD beneficiaries will include education and enrollment, as well as other activities required within this contract. The contractor shall cooperate with the HBC in developing information about its plan for dissemination to Medicaid/NJ FamilyCare beneficiaries.

B. Individuals eligible under NJ FamilyCare may request an application via a toll-free number operated under contract for the State, through an outreach source, or from the contractor. The applications, including ABD applications taken by the contractor, may be mailed back to a State vendor. Individuals eligible under Plan A also have the option of completing the application either via. a mail-in process or on site at the county welfare agency. Individuals eligible under Plan B, Plan C, Plan D, and Plan H have the option of requesting assistance from the State vendor, the contractor or one of the registered servicing centers in the community. Assistance will also be made available at State field offices (e.g. the Medical Assistance Customer Ceuters) and county 'offices (e.g. Offices on Aging for grandparent caretakers).

C. Automatic Assignment. Medicaid eligible persons who reside in enrollment areas that have been designated for mandatory enrollment, who qualify for AFDC/TANF, ABD,, New Jersey Care. Special Medicaid programs eligibility categories, NJ FamilyCare Plan A, and SSI populations, who do not meet the exemption criteria, and who do not voluntarily choose enrollment in the , contractor's plan, shall be assigned automatically by DMAHS to a contractor.

5.5      ENROLLMENT AND COVERAGE REQUIREMENTS

         A. General. The contractor shall comply with DMAHS enrollment procedures, The contractor shall accept for enrollment any individual who selects or is assigned to the contractor's plan, whether or not they are subject to mandatory enrollment, without regard to race, ethnicity, gender, sexual or affectional preference or orientation, age, religion, creed, color, national origin, ancestry, disability, health status or need for health services and will not use any policy or practice that has the effect of discrimination on the basis of race, color, or national origin.

         B. Coverage commencement. Coverage of enrollees shall commence at 12:00 a.m., Eastern Time, on the first day of the calendar month as specified by the DMAHS

Amended as of October 1, 2003                                                V-6

                                    (other than "liveborn infant"). The
                                    contractor shall be responsible for
                                    notifying DMAHS when a newborn who has been hospitilized and has not been accreted to its enrollment roster after twelve (12) weeks from the date of birth.

                           ii. DYFS. Newborns who are placed under the jurisdiction of the .Division- of Youth and Family Services axe the responsibility of the MCE that covered the mother on the date of birth for medically necessary newborn care. Such children shall become 'FFS upon their placement in a DYFS-approved out-of-home placement.

                           iii. NJ FamilyCare. Newborn infants bom to NJ Family Care Plans B, C, and D. mothers shall be the responsibility of the MCE that covered the mother on the date of birth for a minimum of 60 days. after "the birth through the period ending at the end of the month in which the 60th day falls unless the child is determined eligible beyond this time period. The contractor shall notify DMAHS of the birth immediately in order to assure payment for this period.

                  d. Enrollee no longer in contract area. If an enrollee moves out of the contractor's enrollment area and would otherwise still be eligible to be enrolled in the contractor's plan, the contractor shall continue to provide or arrange benefits to.the enrollee until the DMAHS can disenroll him/her. The contractor shall ask DMAHS to disenroll the enrollee due to the change of residence as soon as it becomes aware of the enrollee's relocation.. This provision does not apply to persons with disabilities, who may elect to remain with the contractor, or to NJ FamilyCare Plans B, C, D, and H 1 enrollees, who remain enrolled, until the end of the month in which the 60th day after the request falls.

         H. Enrollment Roster. The enrollment roster and weekly transaction register generated by DMAHS shall serve as the official contractor enrollment list. However, enrollment changes can occur between the time when the monthly roster is produced and capitation payment is made. The contractor shall only be responsible for the provision and cost of care for an enrollee during the months on which the enrollee's name appears on the roster, except as indicated in Article 8,8. DMAHS shall make available data on eligibility determinations to the contractor to resolve discrepancies that may arise between the roster and contractor enrollment files, If DMAHS notifies the contractor in writing of changes in the roster, the contractor shall rely upon that written notification in the same manner as the roster. Corrective action shall be limited to one (1) year from the date that the change was effective.

Amended as of October 1, 2003                                              V - 9

TT. An explanation of the enrollee's rights and responsibilities which should include, at a minimum, the follo wing, as well as the provisions found in Standard X in NJ modified QARI/QISMC in Section B.4.14 of the Appendices.

         1.       Provision for "Advance Directives," pursuant to 42 C.F.R.
                  Part 422 and Part 489, Subpart.I; must also include a description of State law and any changes in State law. Such changes must be made and issued no later than 90 days after the effective date of the change;

         2.       P articipation in decision-making regarding their health care;

         3. Provision for the opportunity for enrollees or, where applicable, an authorized person to offer suggestions for changes in policies and procedures; and

         4.       A policy on the treatment of minors.

UU. Notification that prior authorization for emergency services, either in-network or out-of-network, is not required;

VV. Notification that the costs of emergency screening examinations will be covered by the contractor when the condition appeared to be an emergency medical condition to a prudent layperson;

WW. For beneficiaries subject to cost-sharing (i.e., those eligible through NJ FamilyCare Plan C, D and H; See Section B.5.2 of the
         Appendices), information that specifically explains:

         1.       The limitation on cost-sharing;

         2. The dollar limit that applies to the family based on the reported income;

         3. The need for the family to keep track of the cost-sharing amounts paid; and

         4. Instructions on what to do if the cost-sharing requirements are exceeded .

XX.               An explanation on how to access WIC services;

YY. Any other information essential to the proper use of the contractor's plan as may be required by the Division;

ZZ. Inform enrollees of the availability of care management services;

AAA. Enrollee right to adequate and timely information related to physician incentives;

Amended as of October 1, 2003                                               V-18

         BBB. An explanation that Medicaid benefits received after age 55 may be'reimbursable to the State of New Jersey from the enrollee's estate. The recovery may include premium payments made on behalf of the beneficiary to the managed care organization in which the beneficiary enrolls; and

         CCC. Information on how to obtain continued services during a transition, i.e., from the Medicaid FFS program to the contractor's plan, from one MCO to another MCO, from the contractor's plan to Medicaid FFS, when applicable,

5.8.3 ANNUAL INFORMATION TO ENROLLEES

         The contractor shall distribute an updated handbook which will include the information specified in Article 5.8.2 to each enrollee or enrollee's family unit and to all providers at least once every twelve
         (12) months.

5.8.4 NOTIFICATION OF CHANGES IN SERVICES

         The contractor shall revise and distribute the information specified in
         Article 5.8 at least thirty (30) calendar days prior to any changes that me contractor makes in services provided or in the locations at which services may be obtained, or other changes of a program nature or in administration, to each enrollee and all providers affected by that change.

5.8.5 ID CARD

         A. Except as set forth in Section 5.9.1C. the contractor shall deliver to each, new enrollee prior to the effective enrollment date but no later than seven (7) days after the enrollee's effective date of enrollment a contractor Identification Card for those enrollees who have selected a PGP. The Identification Card shall have at least the following information:

                  1.       name of enrollee

                  2. Issue Date for use in automated card replacement process

                  3. Primary Care Provider Name (may be affixed by sticker)

                  4. Primary Care Provider Phone Number (may be affixed by sticker)

                  5. What to do in case of an emergency and that no prior authorization is required

                  6.       Relevant copayments/Personal Contributions to Care

                  7.       Contractor 800 number - emergency message

                           Any additional information shall be approved by DMAHS prior to use on the ID card,

         B. For children and individuals eligible solely through the NJ FamilyCare Program, the identification card must clearly indicate "NJ FamilyCare"; for children and individuals who are participating in NJ FamilyCare Plans C, D, and H the

Amended as of October 1, 2003                                              V-19
         in this contract. The contractor shall make provision for continuing all management and administrative services until the transition of enrollees is completed and all other requirements of this contract are satisfied. The contractor shall be responsible for the following:

         1. Identification and transition of chronically ill, high risk and hospitalized enrollees, and enrollees in their last four weeks of pregnancy.

         2. Transfer of requested medical records. . . .

5.10.2 DISENROLLMENT FROM THE CONTRACTOR'S PLAN AT THE ENROLLEE'S REQUEST

         A. An individual enrolled in a contractor's plan may be subject to the enrollment Lock-In period provided for in this Article. The enrollment Lock-In provision does not apply to SSI and New Jersey Care ABD individuals, clients of DDD or to individuals eligible to participate through the Division of Youth and Family Services.

                  1. An enrollee subject to the enrollment Lock-In period may initiate disenrollment or transfer 'for any reason dunng the first ninety (90) days after the latter of the date the individual is enrolled or the date they receive notice of enrollment with a new contractor and at least every twelve (12) months thereafter without cause. NJ FamilyCare Plans B, C, D, and H enrollees will be subject to a twelve
                           (12)-month Lock-In period,

                           a. The period during which an individual has the right to disenroll from the contractor's plan without cause applies to an individual's initial period of enrollment with the contractor. If that individual chooses to re-enroll with the contractor, his/her initial date of enrollment with the contractor will apply.

                             b.       Upon automatic re-enrollment of an
                                      individual who is disenrolled solely
                                      because he or she loses Medicaid
                                      eligibility for a period of 2 months or
                                      less, if the temporary loss of Medicaid
                                      eligibility has caused the individual to miss the annual disenrollment opportunity.

                  2. An enrollee subject to the Lock-In period may initiate disenrollment for good cause at any time.

                              a. Good cause reasons for disenrollment or transfer shall include, unless otherwise defined by DMAHS:

                                      i.       Failure of the contractor to
                                               provide services including
                                               physical access to the enrollee
                                               in accordance with the terms of
                                               this contract;

Amended as of October 1, 2003                                               V-24
         through. NJ FamilyCare Plans B, C, D, (except for individuals with a program status code of 380), and H do not have the right to a Medicaid Fair Hearing.

B. Complaints. The contractor shall have procedures for receiving, responding to, and documenting resolution of enrollee complaints that are received orally and are of a less serious or formal nature. Complaints that are resolved to the enrollee's satisfaction within three (3) business days of receipt do not require a formal written response or notification. The contractor shall call back an enrollee within twenty-four hours of the initial contact if the contractor is unavailable for any reason or the matter cannot be readily resolved during the initial contact. Any complaint that is not resolved within three business days shall be treated as a grievance/appeal, in accordance with requirements defined in Article 5.15.3.

C. HBC Coordination. The contractor, shall coordinate its efforts with the health benefits coordinator including referring the enrollee to the HBC for assistance as needed in the management of the complaint/grievance/appeal procedures.

D. DMAHS Intervention. DMAHS shall have the right to intercede on an enrollee's behalf at any time during the contractor's complaint/grievance/appeal process whenever there is an indication from the enrollee, or, where applicable, authorised person, or the HBC that a serious quality of care issue is not being addressed timely or appropriately. Additionally, the enrollee may be accompanied by a representative of the enrollee's choice to any proceedings and grievances/appeals.

E. Legal Rights. Nothing in this Article shall be construed as removing any legal rights of enrollees under State or federal law, including the right to file judicial actions to enforce rights. .

5.15.2   NOTIFICATION TO ENROLLEES OF GRIEVANCE/APPEAL PROCEDURE

A. The contractor shall provide all enrollees or, where applicable, an authorized person, upon enrollment in the contractor's plan, and annually thereafter, pursuant to this contract, with a concise statement of the contractor's grievance/appeal procedure and the enrollees' rights to a hearing by the Independent Utilization Review Organization (IURO) per NJAC 8:38-8.7 as well as their right to pursue the Medicaid Fair Hearing process described in N.J.A.C. 10:49-10.1 et seq. The information shall be provided through an annual mailing, a member handbook, or any other method approved by DMAHS. The contractor shall prepare the information orally and in writing in English, Spanish, and other bilingual translations and a format accessible to the visually impaired, such as Braille, large print, or audio tapes.

B. Written information to enrollees regarding the grievance/appeal process shall include at a minimum:

Amended as of October 1,2003                                                V-36

         The contractor shall have the right to request an informal hearing regarding disputes under this contract by the Director, or the designee thereof. This shall not in any way limit the contractor's or State's right to any remedy pursuant to New Jersey law.

7.25 MEDICARE RISK CONTRACTOR

         To maximize coordination of care for dual eligibles while promoting the efficient use of public funds, the contractor:

         A.       Is recommended to be a Medicares-Choice contractor.

         B.       Shall serve all eligible populations.

7.26 TRACKING AND REPORTING

         As a condition of acceptance of a managed care contract, the contractor shall be held to the following reporting requirements:

         A. The contractor shall develop, implement, and maintain a system of records and reports which include those described below and shall make available to DMAHS for inspection and audit any reports, financial or otherwise, of the contractor and require its providers or subcontractors to do the same relating to their capacity to bear the risk of potential financial, losses in accordance with 42 C.F.R. Section 434,38. Except where otherwise specified, the contractor shall provide reports on hard copy, computer diskette or via electronic media using a format and commonly- available software as specified by DMAHS for each report.

         B. The contractor shall maintain a uniform accounting system that adheres to generally accepted accounting principles for charging and allocating to all funding resources the contractor's costs incurred hereunder including, but not limited to, the American Institute of Certified Public Accountants' (AICPA) Statement of Position 89-5 "Financial Accounting and Reporting by Providers of Prepaid Health Care Services".

         C. The contractor shall submit financial reports including, among others, rate cell grouping costs, in accordance with the timeframes and formats contained in Section A of the Appendices. The contractor shall submit separate financial reports for MCSA enrollees in accordance with the rate cell grouping for this population.

         D. The contractor shall provide its primary care practitioners with quarterly utilization data within forty-five (45) days of the end of the program quarter comparing the average medical care utilization data of their enrollees to the average medical care utilization data of other managed care enrollees. These data

Amended as of October 1, 2003                                            VII-37

         H. The contractor shall annually and at the time changes are made report its staffing positions including the names of supervisory personnel (Director level and above and the QM/UR personnel), organizational chart, and any position vacancies in these major areas.

         I. DMAHS shall have the right to create additional reporting requirements at any time as required by applicable federal or State laws and regulations, as they exist or may hereafter be amended and incorporated into this contract.

         J. Reports that shall be submitted on an annual or semi-annual basis, as specified in this contract, shall be due within sixty (60) days of the close of the reporting period, unless specified otherwise.

         K. MCSA Paid Claims Reconciliation. On a quarterly basis, the contractor shall provide paid claims data, via an encounter data file or separate paid claims file, that meet the HIPAA format requirements for audit and reconciliation purposes. The contractor shall provide documentation that demonstrates a 100% reconciliation of the amounts paid to the amounts billed to the DMAHS. The paid claims data shall include at a minimum, claim type, provider type, category of service, diagnosis code (5 digits), procedure/revenue code, Internal Control Number or Patient Account Number under HIPAA, provider ID, dates of services, that will allow the DMAHS to price claims in comparison to Medicaid fee schedules for evaluation purposes.

7.27 FINANCIAL STATEMENTS

7.27.1 AUDITED FINANCIAL STATEMENTS (SAP BASIS)

         A. Annual Audit. The contractor shall submit its audited annual financial statements prepared in accordance with Statutory Accounting Principles (SAP) certified by an independent public accountant no later than June 1 of each year, for the immediately preceding calendar year as well'as for any company that is a financial guarantor for the contractor in accordance with N.J.S.A. 8:38-11.6.

         B.       Audit of Rate Cell Grouping Costs

                  The contractor shall submit, quarterly, reports found in Appendix, Section A in. accordance with the "HMO Financial Guide for Reporting Medicaid/NJ Family Care Rate Cell Grouping Costs" (Appendix, Section B7.3). These reports shall be reviewed by an independent public accountant in accordance with the standard "Agreed Upon Procedures" (Appendix, Section
                  B).

                  The contractor shall require its independent public accountant to prepare a letter and report of findings which shall be submitted to DMAHS by June 1 of each

Amended as of October 1, 2003                                             VII-39

8.5.1 REGIONS

Capitation Rates for DYFS, NJ FamilyCare Plans B, C, and D and the non risk-adjusted rates for AIDS and clients of DDD are statewide. Rates for all other premium groups are regional in each of the following regions:

         - Region 1: Bergen, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, and Warren counties

         -        Region 2: Essex, Union, Middlesex, and Mercer counties

         - Region 3: Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester, Monmouth, Ocean, and Salem counties

         Contractors may-contract for one or more regions but, except as provided in Article 2, may not contract for part of a region.

8.5.2 MAJOR PREMIUM GROUPS

         The following is a list of the major premium groups. The individual rate groups (e.g. children under 2 years, etc.) with their respective rates are presented in the rate tables in the appendix.

8.5.2.1 AFDC/TANF, NJC PREGNANT WOMEN, AND NJ FAMILYCARE PLAN A CHILDREN

         This grouping includes capitation rates for Aid to Families with Dependent Children (AFDC)/Temporary Assistance for Needy Families
         (TANF), New Jersey Care Pregnant Women and Children, and NJ FamilyCare Plan A children (includes individuals under 21 in PSC 380), but excludes individuals who have AIDS or are clients of DDD.

8.5.2.2 NJ FAMILYCARE PLANS B & C

         This grouping includes capitation rates for NJ FamilyCare Plans B and C enrollees, excluding individuals with AIDS and/or DDD clients.

8.5.2.3 NJ FAMILYCARE PLAN D CHILDREN

         This grouping includes capitation rates for NJ FamilyCare Plan D children, excluding individuals with AIDS.

8.5.2.4 NJ FAMILYCARE PLAN D PARENTS/CARETAKERS

         This grouping includes capitation rates for NJ FamilyCare Plan D parents/caretakers, excluding individuals with AIDS, and include only enrollees 19 years of age or older,

Amended as of October 1, 2003                                             VIII-6

8.5.4    SUPPLEMENTAL PAYMENT PER PREGNANCY OUTCOME

         Because costs for pregnancy outcomes were not included in the capitation rates, the contractor shall be paid supplemental payments for pregnancy outcomes for all eligibility categories.

         Payment for pregnancy outcome shall be a single, predetermined lump sum payment. This amount shall supplement the existing capitation rate paid. The Department will make a supplemental payment to contractors following pregnancy outcome. For purposes of this Article, pregnancy outcome shall mean each live birth, still birth or miscarriage occurring at the thirteenth (13th) or greater week of gestation. This supplemental payment shall reimburse the contractor for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby for the first 60 days after the birth plus through the end of the month in which the 60th day falls are included (See Section 8.5.3). Regional payment shall be made by the State to the contractor based on submission of appropriate encounter data as specified by DMAHS.

8.5.5    PAYMENT FOR CERTAIN BLOOD CLOTTING FACTORS

         The contractor shall be paid separately for factor VIII and IX blood clotting factors. Payment will be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with factor VIII or IX hemophilia. Payment for these products will be the lesser of: 1) Average Wholesale Price (AWP) minus 12.5% and 2) rates paid by the contractor.

8.5.6    PAYMENT FOR HIV/AIDS DRUGS

         The contractor shall be paid separately for protease inhibitors and other anti-retroviral agents (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, W5M, W5N). Payment for protease inhibitors shall be made by DMAHS to the contractor based on;
         1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with HIV/AIDS. Payment for these products will be the lesser of; 1) Average Wholesale Price (AWP) minus 12.5% and
         2) rates paid by the contractor.

         Individuals eligible through NJ FamilyCare with a program status code of 380 and all children groups shall receive protease inhibitors and other anti-retroviral agents under the contractor's plan. All other individuals eligible through NJ FamilyCare with program status codes of 497-498, 300-301, 700-701 and 763 shall receive protease inhibitors and other anti-retrovirals (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W51, W5J, W5K, W5L, W5M and W5N) through Medicaid fee for service and/or the AIDS Drug Distribution Program (ADDP).

8.5.7    EPSDT INCENTIVE PAYMENT

Amended as of October 1, 2003                                           VIII-8

         The contractor shall be paid separately, $10 for every documented encounter record for a contractor-approved EPSDT screening examination. The contractor shall be required to pass the $10 amount directly to the screening provider.

         The incentive payment shall be reimbursed for EPSDT encounter records submitted in accordance with 1) procedure codes specified by DMAHS, and
         2) EPSDT periodicity Schedule.

8.5.8    ADMINISTRATIVE COSTS

         The capitation rates, effective July 1, 2003, recognize costs for anticipated contractor administrative expenditures due to Balanced Budget Act regulations.

8.5.9    NJ FAMILYCARE PLAN H ADULTS

         The contractor shall be paid an administrative fee for NJ FamilyCare Plan H adults without dependent children, and restricted alien parents excluding pregnant women, as defined in Article One.

8.6      HEALTH BASED PAYMENT SYSTEM (HBPS) FOR THE ABD POPULATION WITHOUT
         MEDICARE

         The DMAHS shall utilize a Health-Based Payment System (HBPS) for reimbursements for the ABD population without Medicare to recognize larger average health care costs and greater dispersion around the average than other DMAHS populations. The contractor shall be reimbursed not only on the basis of the demographic cells into which individuals fall, but also on the basis of individual health status.

         The Chronic Disability Payment System (CDPS) (University of California, San Diego) is the HBPS or the system of Risk Adjustment that shall be used in this contract. The methodology for CDPS specific to New Jersey is provided in the Actuarial Certification Letter for Risk Adjustment issued separately to the contractor. Two base capitation rates and a DDD mental health/substance abuse add-on are developed for this population. These are:

         -        ABD without Medicare, non-DDD

         -        ABD DDD without Medicare, physical health component

         - ABD - DDD without Medicare, Mental Health/Substance Abuse add-on-component

         The Risk adjustment process has four major components.

         -        Development of base rates for the risk adjusted populations.

         - Development of algebraic expressions that relate demographic and clinical characteristics of beneficiaries to their expected, prospective covered health care

Amended as of October 1, 2003                                             VIII-9
                  liable for hospitalization until the date such person is discharged from the hospital, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. The contractor must notify DMAHS of these occurrences to facilitate payment to appropriate providers.

         L. Continuation of Benefits. The contractor shall continue benefits for all enrollees for the duration of the contract period for which capitation payments have been made, including enrollees in an inpatient facility until discharge. The contractor shall notify DMAHS of these occurrences.

         M, Drug Carve-Out Report. The DMAHS will provide the contractor with a monthly electronic file of paid drag claims data for non-dually eligible, ABD enrollees.

         N. MCSA ADMINISTRATIVE FEE. THE CONTRACTOR SHALL RECEIVE A MONTHLY ADMINISTRATIVE FEE, PMPM, FOR ITS MCSA ENROLLEES, BY THE FIFTEENTH (15TH) DAY OF ANY MONTH DURING WHICH HEALTH CARE SERVICES WILL BE AVAILABLE TO AN ENROLLEE.

         O. REIMBURSEMENT LOR MCSA ENROLLEE PAID CLAIMS. THE CONTRACTOR SHALL SUBMIT TO DMAHS A FINANCIAL SUMMARY REPORT OF CLAIMS PAID ON BEHALF OF MCSA ENROLLEES ON A WEEKLY BASIS. THE REPORT SHALL BE SUMMARIZED BY CATEGORY OF SERVICE CORRESPONDING TO THE MCSA BENEFITS AND PAYMENT DATES, ACCOMPANIED BY AN ELECTRONIC FILE OF ALL INDIVIDUAL CLAIM NUMBERS FOR WHICH THE STATE IS BEING BILLED.

         P. CLAIMS PAYMENT AUDITS. THE CONTRACTOR SHALL MONITOR AND AUDIT CLAIMS PAYMENTS TO PROVIDERS TO IDENTIFY PAYMENT ERRORS, INCLUDING DUPLICATE PAYMENTS, OVERPAYMENTS, UNDERPAYMENTS, AND EXCESSIVE PAYMENTS. FOR SUCH PAYMENT ERRORS (EXCLUDING UNDERPAYMENTS), THE CONTRACTOR SHALL REFUND DMAHS THE OVERPAID AMOUNTS. THE CONTRACTOR SHALL REPORT THE DOLLAR AMOUNT OF CLAIMS WITH PAYMENT ERRORS ON A MONTHLY BASIS, WHICH IS SUBJECT TO VERIFICATION BY THE STATE. THE CONTRACTOR IS RESPONSIBLE FOR COLLECTING FUNDS DUE TO THE STATE FROM PROVIDERS, EITHER THROUGH CASH PAYMENTS OR THROUGH OFFSETS TO PAYMENTS DUE THE PROVIDERS.

8.9      CONTRACTOR ADVANCED PAYMENTS AND PIPS TO PROVIDERS

         A. The contractor shall make advance payments to its providers, capitation, FFS, or other financial reimbursement arrangement, based on a provider's historical billing or utilization of services if the contractor's claims processing systems become inoperational or experience any difficulty in making timely payments, Under no circumstances shall the contractor default on the claims payment timeliness provisions of this contract. Advance payments shall also be made when compliance with claims payment timeliness is less than ninety (90) percent for two (2) quarters. Such advance payments will continue until the contractor is in full compliance with timely payment provisions for two (2) successive quarters,

Amended as of October 1, 2003                                            VIII-18

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that certain sections of the contract amendment, which were to be effective August 1, 2003 shall be amended to take effect September 1, 2003, as set out below;

1.       ARTICLE 1, "DEFINITIONS" section - for the following definitions;

                  -        Copayment;

                  -        NJ FamilyCare Plan D;

                  -        NJ FamilyCare Plan H (DELETED)

         shall be amended as reflected in the relevant pages of Article 1 attached hereto and incorporated herein.

(NJ FamilyCare Extension through 8/31/03)

2. ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES" Section 4.1.7 (DELETED), renumber remaining sections, shall be amended as reflected in Article 4, Section 4.1.7 attached hereto and incorporated herein.

3. ARTICLE 5, "ENROLLEE SERVICES" Section 5.2(A)8 (DELETED) shall be amended as reflected in Article 5, Section 5.2(A)8 attached hereto and incorporated herein.

4. ARTICLE 8, "FINANCIAL PROVISIONS" Sections 8.5.1; 8.5.4(deleted); 8.5.6; 8.5.8- Reserved (deleted) and 8.7(J)1 shall be amended as reflected in Article 8, Sections 8.5.1, 8.5.4, 8.5.6, 8.5.8-Reserved and 8.7(J)1 attached hereto and incorporated herein.

5.       APPENDIX, SECTION B, "REFERENCE MATERIALS"

         B.5.2 - Cost-Sharing Requirements for NJ FamilyCare Plan C and Plan D
         Beneficiaries: Title; Plan H (DELETED); "No copayments shall be charged for the following services" (DELETED) shall be amended as reflected in Appendix, Section B, B.5.2 attached hereto and incorporated herein.

6. APPENDIX, SECTION C, "CAPITATION RATES" shall be revised as reflected in SFY 2004 Capitation Rates attached hereto and incorporated herein.

(NJ FamilyCare Extension through 8/31/03)

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

UNIVERSITY HEALTH PLANS, INC.                STATE OF NEW JERSEY
                                             DEPARTMENT OF HUMAN SERVICES

BY: /s/ Alexander McLean                BY: /s/ Kathryn A. Plant
    -----------------------                 ----------------------------
                                            KATHRYN A. PLANT

TITLE: PRESIDENT & CEO                  TITLE: DIRECTOR, DMAHS

DATE: 6/20/03                           DATE: 6/26/03

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: /s/ [ILLEGIBLE]
    -------------------------
      DEPUTY ATTORNEY GENERAL

DATE: 6/26/03

         CONTRACTOR--the Health Maintenance Organization with a valid Certificate of Authority in New Jersey that contracts hereunder with the State for the provision of comprehensive health care services to enrollees on a prepaid, capitated basis.

         CONTRACTOR'S PLAN--all services and responsibilities undertaken by the contractor pursuant to this contract.

         CONTRACTOR'S REPRESENTATIVE--the individual legally empowered to bind the contractor, using his/her signature block, including his/her title. This individual will be considered the Contractor's Representative during the life of any contract entered into with the State unless amended in writing pursuant to Article 7.

         COPAYMENT--the part of the cost-sharing requirement for NJ FamilyCare Plan D enrollees in which a fixed monetary amount is paid for certain services/items received from the contractor's providers.

         COST AVOIDANCE--a method of paying claims in which the provider is not reimbursed until the provider has demonstrated that all available health insurance has been exhausted.

         COST NEUTRAL--the mechanism used to smooth data, share risk, or adjust for risk that will recognize both higher and lower expected costs and is not intended to create a net aggregate gain or loss across all payments.

         COVERED SERVICES--see "BENEFITS PACKAGE"

         CREDENTIALING--the contractor's determination as to the qualifications and ascribed privileges of a specific provider to render specific health care services.

         CULTURAL COMPETENCY--a set of interpersonal skills that allow individuals to increase their understanding, appreciation, acceptance of and respect for cultural differences and similarities within, among and between groups and the sensitivity to how these differences influence relationships with enrollees. This requires a willingness and ability to draw on community-based values, traditions and customs, to devise strategies to better meet culturally diverse enrollee needs, and to work with knowledgeable persons of and from the community in developing focused interactions, communications, and other supports.

         CWA OR COUNTY WELFARE AGENCY ALSO KNOWN as COUNTY BOARD OF SOCIAL SERVICES-the agency within the county government that makes determination of eligibility for Medicaid and financial assistance programs.

         DAYS--calendar days unless otherwise specified.

         DBI--the New Jersey Department of Banking and Insurance in the executive branch of New Jersey State government.

         DEFAULT--see "AUTOMATIC ASSIGNMENT"

Amended as of September 1, 2003                                              I-6

         Jersey Care...Special Medicaid Programs, to uninsured children below the age of 19 with family incomes above 150 percent and up to and including 200 percent of the federal poverty level. Eligibles are required to participate in cost-sharing in the form of monthly premiums and a personal contribution to care for most services. Exception - Both Eskimos and Native American Indians under the age of 19 years old, identified by Race Code 3, shall not participate in cost sharing, and shall not be required to pay a personal contribution to care. In addition to covered managed care services, eligibles under this program may access certain other services which are paid fee-for-service and not covered under this contract.

         NJ FAMILYCARE PLAN D--means the State-operated program which provides managed care coverage to uninsured:

         - Parents/caretakers -with children below the age of 19 who do not qualify for AFDC Medicaid with family incomes up to and including 133 percent of the federal poverty level; AND

         - Children below the age of 19 with family incomes between 201 percent and up to and including 350 percent of the federal poverty level.

         Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services with the exception of both Eskimos and Native American Indians under the age of 19 years. These groups are identified by Program Status Codes (PSCs) or Race Code on the eligibility system as indicated below. For clarity, the Program Status Codes or Race Code, in the case of Eskimos and Native American Indians under the age of 19 years, related to Plan D non-cost sharing groups are also listed.

     PSC                       PSC                             Race Code
Cost Sharing             No Cost Sharing                    No Cost Sharing
------------             ---------------                    ---------------
    493                        380                                  3
    494
    495

         In addition to covered managed care services, eligibles under these programs may access certain services which are paid fee-for-service and not covered under this contract.

Amended as of September 1, 2003                                             I-19

         NJ FAMILYCARE PLAN I--means the State-operated program that provides certain benefits on a fee-for-service basis through the DMAHS for Plan D parents/caretakers with a program status code of 380.

         N.J.S.A.--New Jersey Statutes Annotated,

         NON-COVERED CONTRACTOR SERVICES--services that are not covered in the contractor's benefits package included under the terms of this contract.

         NON-COVERED MEDICAID SERVICES--all services that are not covered by the New Jersey Medicaid State Plan.

         NON-PARTICIPATING PROVIDER--a provider of service that does not have a contract with the contractor.

         OIT--the New Jersey Office of Information Technology.

         OTHER HEALTH COVERAGE--private non-Medicaid individual or group health/dental insurance. It may be referred to as Third Party Liability
         (TPL) or includes Medicare.

         OUT OF AREA SERVICES--all services covered under the contractor's benefits package included under the terms of the Medicaid contract which are provided to enrollees outside the defined basic service area.

         OUTCOMES--the results of the health care process, involving either the enrollee or provider of care, and may be measured at any specified point in time. Outcomes can be medical, dental, behavioral, economic, or societal in nature.

         OUTPATIENT CARE--treatment provided to an enrollee who is not admitted to an inpatient hospital or health care facility.

Amended as of September 1, 2003                                             I-20

         2. Dental services

         3. DME

         4. Hearing aids

         5. Medical supplies

         6. Orthotics

         7. TMJ treatment

Amended as of September 1, 2003                                            IV-15

Amended as of September 1, 2003                                            IV-16

Amended as of September 1, 2003                                            IV-17

4.1.7    SUPPLEMENTAL BENEFITS

         Any service, activity or product not covered under the State Plan may be provided by the contractor only through written approval by the Department and the cost of which shall be borne solely by the contractor.

4.1.8    CONTRACTOR AND DMAHS SERVICE EXCLUSIONS

         Neither the contractor nor DMAHS shall be responsible for the following:

         A. All services not medically necessary, provided, approved or arranged by a contractor's physician or other provider (within his/her scope of practice) except emergency services.

         B.       Cosmetic surgery except when medically necessary and approved.

         C.       Experimental organ transplants.

Amended as of September 1, 2003                                            IV-18

5.2      AID CATEGORIES ELIGIBLE FOR CONTRACTOR ENROLLMENT

         A. Except as specified in Article 5.3, all persons who are not institutionalized, belong to one of the following eligibility categories, and reside in any of the enrollment areas, as identified in Article 5.1, are in mandatory aid categories and shall be eligible for enrollment in the contractor's plan in the manner prescribed by this contract.

                  1.       Aid to Families with Dependent Children
                           (AFDC)/Temporary Assistance for Needy Families
                           (TANF);

                  2. AFDC/TANF-Related, New Jersey Care...Special Medicaid Program for Pregnant Women and Children;

                  3.       SSI-Aged, Blind, Disabled, and Essential Spouses;

                  4. New Jersey Care...Special Medicaid programs for Aged, Blind, and Disabled;

                  5. Division of Developmental Disabilities Clients including the Division of Developmental Disabilities Community Care Waiver;

                  6.       Medicaid only or SSI-related Aged, Blind, and
                           Disabled;

                  7. Uninsured parents/caretakers and children who are covered under NJ FamilyCare;

         B. The contractor shall enroll the entire Medicaid case, i.e., all individuals included under the ten digit Medicaid identification number.

         C. DYFS. Individuals who are eligible through the Division of Youth and Family Services may enroll voluntarily. All individuals eligible through DYFS shall be considered a unique Medicaid case and shall be issued an individual 12 digit Medicaid identification number, and may be enrolled in his/her own contractor.

         D. The contractor shall be responsible for keeping its network of providers informed of the enrollment status of each enrollee.

         E.       Dual eligibles (Medicaid-Medicare) may voluntarily enroll.

5.3      EXCLUSIONS AND EXEMPTIONS

         Persons who belong to one of the eligible populations (defined in 5.2A) shall not be subject to mandatory enrollment if they meet one or more criteria defined in this Article. Persons who fall into an "excluded" category (Article 5.3.1A) shall not be eligible to enroll in the contractor's plan. Persons falling into the categories under Article 5.3.1B are eligible to enroll on a voluntary basis. Persons falling into a category under Article 5.3.2 maybe eligible for enrollment exemption, subject to the Department's review.

Amended as of September 1,2003                                               V-2
                  be considered direct medical expenditures. The contractor's reporting shall be based only on the approved Medical Cost Ratio -- Direct Medical Expenditures Plan (Report on Table
                  6c).

         Calculation of MCR. The calculation of MCR will be made using information submitted by each contractor on the quarterly reports - Statement of Revenues and Expenses (Section A,7.8 of the Appendices (Tables 6a, 6b and 6c)). The costs related to 8.4.1.A 1-3 are to be reported on Table 6c and the allowable amount will be added to the calculation of Medical and Hospital Expenses. The sum of all applicable quarters for Total Medical and Hospital Expenses (line 28) less Coordination of Benefits (COB) (line 6) and less reinsurance recoveries (line 7) will be divided by the sum of all applicable quarters of Medicaid/NJ FamilyCare premiums (line 4) to arrive at the ratio.

8.4.2    RESERVED

8.4.3    DAMAGES

The Department shall have the right to impose damages on a contractor that has failed to maintain an appropriate MCR. The damages shall be assessed when MCR is below 80% and an underexpenditure occurs. The formula for imposing damages follows:

 ACTUAL MCR                1ST OFFENSE             2ND OFFENSE
 ----------                -----------             -----------
80% or above             NONE                   NONE

78.00-79.99%             .15 times              .15 times
                         underexpenditure       underexpenditure

75.00-77.99%             .50 times              .50 times
                         underexpenditure       underexpenditure

74.99 or below           .90 times              1.00 times
                         underexpenditure       underexpenditure

If the contractor fails to meet the MCR requirement and a penalty is applied, a plan of corrective action shall be required.

8.5      REGIONS, PREMIUM GROUPS, AND SPECIAL PAYMENT PROVISIONS

8.5.1    REGIONS

Rates for DYFS, NJ FamilyCare Plans B, C, and D and the non risk-adjusted rates for AIDS and clients of DDD are statewide. Rates have been set for each premium group in each of the following regions:

Amended as of September 1, 2003                                           VIII-5

Amended as of September 1, 2003                                           VIII-7

Amended as of September 1, 2003                                           VIII-8

8.5.3    NEWBORN INFANTS

         The contractor shall be reimbursed for newborns from the date of birth through the first 60 days after the birth through the period ending at the end of the month in which the 60th day falls by a supplemental payment as part of the supplemental maternity payment. Thereafter, capitation payments will be made prospectively, i.e. only when the baby's name and ID number are accreted to the Medicaid eligibility file and formally enrolled in the contractor's plan.

8.5.4    SUPPLEMENTAL PAYMENT PER PREGNANCY OUTCOME

         Because costs for pregnancy outcomes were not included in the capitation rates, the contractor shall be paid supplemental payments for pregnancy outcomes for all eligibility categories.

         Payment for pregnancy outcome shall be a single, predetermined lump sum payment. This amount shall supplement the existing capitation rate paid. The Department will make a supplemental payment to contractors following pregnancy outcome. For purposes of this Article, pregnancy outcome shall mean each live birth, still birth or miscarriage occurring at the thirteenth (13th) or greater week of gestation. This supplemental payment shall reimburse the contractor for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby for the first 60 days after the birth plus through the end of the month in which the 60th day falls are included (See Section 8.5.3). Payment shall be made by the State to the contractor based on submission of appropriate encounter data and use of a special indicator on the claim as specified by DMAHS.

8.5.5    PAYMENT FOR CERTAIN BLOOD CLOTTING FACTORS

         The contractor shall be paid separately for factor VIII and IX blood clotting factors. Payment will be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with factor VIII or IX hemophilia. Payment for these products will be the lesser of: 1) Average Wholesale Price (AWP) minus 15% and 2) rates paid by the contractor.

8.5.6    PAYMENT FOR HIV/AIDS DRUGS

         The contractor shall be paid separately for protease inhibitors and other anti-retroviral agents (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, W5M, W5N) for all eligibility groups. Payment for protease inhibitors shall be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and
         2)

Amended as of September 1, 2003                                         VIII- 11
         notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with HIV/AIDS. Payment for these products will be the lesser of; 1) Average Wholesale Price (AWP) minus 15% and 2) rates paid by the contractor.

8.5.7    EPSDT INCENTIVE PAYMENT

Amended as of September 1, 2003                                          VIII-12

         7. Any references to Medicare coverage in this Article shall apply to both Medicare/Medicaid duel eligibles and Qualified Medicare Beneficiaries.

J.       Other Protections for Medicaid Enrollees.

         1. The contractor shall not impose, or allow Its participating providers or sub contractors to impose,cost-sharing charge of any kind upon Medicaid beneficiaries enrolled in the contractor's plan pursuant to this contract. This Article does note apply to individuals eligible solely through the NJ FamilyCare Program Plan C, or D, for whom providers will be required to collect cost-sharing for certain services.

         2. The contractor's obligations under this Article shall not be imposed upon the enrollees, although the contractor shall require enrollees to cooperate in the identification of any and all other potential sources of payment for services. Instances of non-cooperation shall be referred to the State.

         3. The contractor shall neither encourage nor require a Medicaid enrollee to reduce or terminate TPL coverage.

         4. Unless otherwise permitted or required by federal and State law, health care services cannot be denied to a Medicaid enrollee because of a third party's, potential liability to pay for the services, and the contractor shall ensure that its cost avoidance efforts do not prevent an enrollee from receiving medically necessary services.

Amended as of September 1, 2003                                          VIII-20

B.5.2    COST-SHARING REQUIREMENTS FOR NJ FAMILY CARE PLAN C AND PLAN D
BENEFICIARIES

                          COST-SHARING REQUIREMENTS FOR
                              NJ FAMILYCARE PLAN D

COPAYMENTS FOR NJ FAMILY CARE - PLAN D

Copayments will be required of parents/caretakers solely eligible through NJ FamilyCare Plan D whose family income is between 151% and up to including 200% of the federal poverty level. The same copayments will be required of children solely eligible through NJ Family Care Plan D whose family income is between 201% and up to and including 350% of the federal poverty level. Exception - Both Eskimos and Native American Indians under the age of 19 are not required to pay copayments.

The total family limit (regardless of family size) on all cost-sharing may not exceed 5% of the annual family income.

Below is listed the services requiring copayments and the amount of each copayment.

                   SERVICE                                      AMOUNT OF COPAYMENT
                   -------                                      -------------------
1. Outpatient Hospital Clinic Visits,          $5 copayment for each outpatient clinic visit
   including Diagnostic Testing                that is not for preventive services

2. Hospital Outpatient Mental Health Visits    $25 copayment for each visit

3  Outpatient Substance. Abuse Services for    $5 copayment for each visit
   Detoxification

4. Hospital Outpatient Emergency Services      $35 copayment; no copayment is required if
   Covered for Emergency Services only,        the member was referred to the Emergency
   including services provided in an           Room by his/her primary care provider for
   outpatient hospital department or an urgent services that should have been rendered in the
   care facility. [Note: Triage and medical    primary care provider's office or if the
   screenings must be covered in all           member is admitted into the hospital.
   situations.]

5. Primary Care Provider Services provided     $5 copayment for each visit (except for well-
   during normal office hours                  child visits in accordance with the
                                               recommended schedule of the American
                                               Academy of Pediatrics; lead screening and
                                               treatment; age-appropriate immunizations;
                                               prenatal care; or preventive dental services).
                                               The $5 copayment shall only apply to the first

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that certain sections of the contract amendment, which were to be effective July 1, 2003 shall be amended to take effect August 1, 2003, as set out below:

1. ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES" Section 4.1.2(A)14; 4.1.2(A)23; 4.1.8(S) and 4.1.8(T) shall be amended as reflected in
         Article 4, Section 4.1.2(A)14, 4.1.2(A)23, 4.1.8(S) and 4.1.8(T)
         attached hereto and incorporated herein.

2. APPENDIX, SECTION C, "CAPITATION RATES" shall be revised as reflected in SFY 2004 Capitation Rates attached hereto and incorporated herein.

Extension of Dental and Chiropractic Services - August 1, 2003

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

UNIVERSITY HEALTH PLANS, INC.                        STATE OF NEW JERSEY
                                                DEPARTMENT OF HUMAN SERVICES

BY: Alexander McLean                            BY: /s/ Kathryn A. Plant
    -----------------------------                   ----------------------------
                                                    KATHRYN A. PLANT

Title: PRESIDENT & CEO                          Title: DIRECTOR, DMAHS

DATE: 6/20/03                                   DATE: 6/26/03

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: [ILLEGIBLE]
    -------------------------
    DEPUTY ATTORNEY GENERAL

DATE: 6/26/03

                  9. Prescription Drugs (legend and non-legend covered by the Medicaid program) - For payment method for Protease Inhibitors, certain other anti-retrovirals, blood clotting factors VIII and IX, and coverage of protease inhibitors and certain other anti-retrovirals under NJ FamilyCare, see Article 8.

                  10.      Family Planning Services and Supplies

                  11.      Audiology

                  12.      Inpatient Rehabilitation Services

                  13.      Podiatrist Services

                  14. Chiropractor Services FOR CHILDREN UNDER 21 YEARS OF AGE AND PREGNANT WOMEN ONLY

                  15.      Optometrist Services

                  16.      Optical Appliances

                  17.      Hearing Aid Services

                  18.      Home Health Agency Services - Not a
                           contractor-covered benefit for the non-dually eligible ABD population. All other services provided to any enrollee in the home, including but not limited to pharmacy and DME services, are the contractor's fiscal and medical management responsibility.

                  19. Hospice Services -- are covered in the community as well as in institutional settings. Room and board services are included only when services are delivered in an institutional (non-private residence) setting.

                  20. Durable Medical Equipment. (DME)/Assistive Technology Devices in accordance with existing Medicaid regulations.

                  21.      Medical Supplies

                  22. Prosthetics and Orthotics including certified shoe provider.

                  23. Dental Services FOR CHILDREN UNDER 21 YEARS OF AGE AND PREGNANT WOMEN ONLY.

                  24. Organ Transplants - includes donor and recipient costs. Exception; The contractor will not be responsible for transplant-related donor and recipient inpatient hospital costs for an individual placed on a transplant

Amended as of August 1, 2003                                                IV-5
                  system, or through any similar third-party liability, which also includes the provision of the Unsatisfied Claim and Judgment Fund.

         O. Any services or items furnished for which the provider does not normally charge.

         P. Services furnished by an immediate relative or member of the Medicaid beneficiary's household.

         Q. Services billed for which the corresponding health care records do not adequately and legibly reflect the requirements of the procedure described or procedure code utilized by the billing provider.

         R. Services or items reimbursed based upon submission of a cost study when there are no acceptable records or other evidence to substantiate either the costs allegedly incurred or beneficiary income available to offset those costs. In the absence of financial records, a provider may substantiate costs or available income by means of other evidence acceptable to the Division.

         S. CHIROPRACTOR SERVICES FOR INDIVIDUALS 21 YEARS OF AGE OR OLDER OTHER THAN PREGNANT WOMEN.

         T. DENTAL SERVICES FOR INDIVIDUALS 21 YEARS OF AGE OR OLDER OTHER THAN PREGNANT WOMEN.

4.2      SPECIAL PROGRAM REQUIREMENTS

4.2.1    EMERGENCY SERVICES

         A. For purposes of this contract, "emergency" means an onset of a medical or behavioral condition, the onset of which is sudden, that manifests itself by symptoms of sufficient severity, including severe pain,-that a prudent layperson, who possesses an average knowledge of medicine and health, could reasonably expect the absence of immediate medical attention to result in:

                  1. Placing the health of the person or others in serious jeopardy;

                  2.       Serious impairment to such person's bodily functions;

                  3. Serious dysfunction of any bodily organ or part of such person; or

                  4.       Serious disfigurement of such person.

                  With respect to a pregnant woman who is having contractions, an emergency exists where there is inadequate time to effect a safe transfer to another hospital before delivery or the transfer may pose a threat to the health or safety of the woman or the unborn child.

Amended as of August 1, 2003                                               IV-20

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                          UNIVERSITY HEALTH PLANS, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between University Health Plans, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective July 1, 2003, as follows:

1.       ARTICLE 1, "DEFINITIONS" section - for the following definitions:

         -        Actuarially Sound Capitation Rates (NEW DEFINITION);

         -        Adjustments to Smooth Data (NEW DEFINITION);

         -        Appeal (NEW DEFINITION);

         -        Complaint Resolution (NEW DEFINITION);

         -        Comprehensive Risk Contract (NEW DEFINITION);

         -        Copayment (DELETE REFERENCE TO PLAN H);

         -        Cost Neutral (NEW DEFINITION);

         -        Existing Provider-recipient relationship (NEW DEFINITION);

         -        Federally Qualified HMO;

         -        Grievance;

         -        Grievance System (NEW DEFINITION);

         -        Health Care Professional;

         -        HIPAA (NEW DEFINITION);

         -        Managed Care Organization (NEW DEFINITION);

         -        Marketing;

         -        Marketing Materials (NEW DEFINITION);

         -        NJ FamilyCare Plan A;

         -        NJ FamilyCare Plan D;

         -        NJ FamilyCare Plan H (DELETED);

         -        Poststabilization Care Services (NEW DEFINITION);

         -        Potential Enrollee (NEW DEFINITION);

         -        Prevalent Language (NEW DEFINITION);

         -        Primary Care (NEW DEFINITION);

         -        Risk Contract (NEW DEFINITION);

         -        Risk Comprehensive Contract (DELETED); and

         -        Service Authorization Request (NEW DEFINITION)

shall be amended as reflected in the relevant pages of Article 1 attached hereto and incorporated herein.

2. ARTICLE 2, "CONDITIONS PRECEDENT," Sections A; D; H and L (NEW) shall be amended as reflected in Article 2, Sections A, D, H and L attached hereto and incorporated herein.

3. ARTICLE 3, "MANAGED CARE MANAGEMENT INFORMATION SYSTEM," Sections 3.1.4(B) (DELETED); 3.2(C); 3.2.1(A); 3.2.2(D)1; 3.3.1(A); 3.5.1(D)

                  Sections 3.9(A); 3.9(B) (NEW); 3.9(C) (NEW); 3.9.1(B);
         3.9.1(C); 3.9.2(A); 3.9.2(B); 3.9.4(A) and 3.9.4(B)

                  shall be amended as reflected in Article 3, Sections 3.1.4(B), 3.2(C), 3.2.1(A), 3.2.2(D)1, 3.3.1(A), 3.5.1(D), 3.9(A), 3.9(B),
         3.9(C), 3.9.1(B), 3.9.1 (C), 3.9.2(A), 3.9.2(B), 3.9.4(A) and 3.9.4(B)
         attached hereto and incorporated herein.

4.       ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES," Sections 4.1; 4.1.1(G)3
         (NEW); 4.1.1(P) (NEW); 4.1.2(A)14; 4.1.2(A)19; 4.1.2(A)23; 4.1.2(B)3
         (NEW); 4.1.2(B)4 (NEW); 4.1.2(B)5 (NEW); 4.1.2(B)6 (NEW); 4.1.2(B)7
         (NEW); 4.1.2(B)8 (NEW); 4.1.2(B)9 (NEW); 4.1.2(B)10; 4.1.2(B)11;
         4.1.2(B)16; 4.1.2(B)17; 4.1.2.(B)18 (NEW); 4.1.2.(B)21 (NEW);
         4.1.2(B)25 (NEW); 4.1.2.(B)26 (NEW); 4.1.2(B)27 (NEW); 4.1.2.(6)28
         (NEW); 4.1.2(B)29 (NEW); 4.1.4(B); 4.1.4(C); 4.1.7 (DELETED); renumber remaining sections; 4.1.8(S) (NEW);4.1.8(T) (NEW);

                  Sections 4.2.1(D)2 (NEW); 4.2.1(F); 4.2.1(G); 4.2.1(G)1
         (DELETED AND MOVED TO 4.2.1(H)3); 4.2.1(H)1; 4.2.1(H)3; 4.2.1(I);
         4.2.1(K)2 (NEW); 4.2.3 (title); 4.2.3(C) (NEW); 4.2.4(C)8 (NEW);
         4.2.7(A);

                  Sections 4.6.1(B); 4.6.2(A); 4.6.2(J); 4.6.4(A)1; 4.6.4(B);
         4.6.4(B)2; 4.6.4(B)4; 4.6.4(B)5; 4.6.4(B)6; 4.6.4(B)8; 4.6.4(B)8(a);
         4.6.4(B)8(d);

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         4.6.4(B)8(i); 4.6.4(B)8(J) (NEW); 4.6.4(C)2; 4.6.4(C)2(h);
         4.6.4(C)2(i) (NEW); 4.6.4(C)2(j) (NEW); 4.6.4(C)2(k) (NEW);
         4.6.4(C)2(l) (NEW); 4.6.4(C)4; 4.6.4(C)6 (NEW); 4.6.4(C)7 (NEW);
         4.6.4(C)8 (NEW); 4.6.4(C)9 (NEW);

                  Sections 4.8.1(B)1; 4.8.1(D); 4.8.3; 4.8.4; 4.8.6(A)3;
         4,8.7(B); 4.8.7(C); 4.8.7(D); 4.8.7(E); 4.8.8; 4.8.8(A)1; 4.8.8(0);
         4.8.8(C)4; 4.8.8(C)5; 4.8.8(C)14; 4.8.8(C)16; 4.8.8(C)22; 4.8.8(C)23
         (DELETED); renumber remaining sections; 4.8.8(D)2; 4.8.8(D)6 (DELETED); 4.8.8(E); 4.8.8(E)16; 4.8.8(F); 4.8.8(F)1 (NEW); 4.8.8(F)2; 4.8.8(F)3;
         4.8.8(F)4; renumber remaining sections; 4.8.8(G); 4.8.8(H)8 (NEW); 4.8.8(H)9 (NEW); 4.8.8(H)10 (NEW); 4.8.8(H)11 (NEW); 4.8.8(I);
         4.8.8(J)8; 4.8.8(M) (NEW); 4.9.1 (F); 4.9.1(F)5 (NEW); 4.9.3(A);
         4.9.4(A); 4.9.5 and 4.10(E)

                  shall be amended as reflected in Article 4, Sections 4.1, 4.1.1(G)3, 4.1.1(P), 4.1.2(A)14, 4.1.2(A)19, 4.1.2(A)23, 4.1.2(B)3;
         4.1.2(B)4, 4.1.2(B)5, 4.1.2(B)6, 4.1.2(B)7, 4.1.2(B)8, 4.1.2(B)9,
         4.1.2(B)10, 4.1.2(B)11, 4.1.2(B)16, 4.1.2(B)17, 4.1.2(B)18, 4.1.2(B)21,
         4.1.2(B)25, 4.1.2(B)26, 4.1.2(B)27, 4.1.2(B)28, 4.1.2(B)29; 4.1.4(B),
         4.1.4(C), 4.1.7, 4.1.8(S), 4.1.8(T),

                  Sections 4.2.1(D)2, 4.2.1(F), 4.2.1(G), 4.2.1(B)1, 4.2.1(H)1,
         4.2.1(H)3, 4.2.1(I), 4.2.1(K)2, 4.2.3, 4.2.3(C), 4.2.4(C)8, 4.2.7(A),
         4.6.1(B), 4.6.2(A), 4.6.2(J), 4.6.4(A)1, 4.6.4(B), 4.6.4(B)2,
         4.6.4(B)4, 4.6.4(B)5, 4.6.4(B)6, 4.6.4(B)8, 4.6.4(B)8(a), 4.6.4(B)8(d),
         4.6.4(B)8(i), 4.6.4(B)8(j), 4.6.4(C)2, 4.6.4(C)2(h), 4.6.4(C)2(i),
         4.6.4(C)2(j), 4.6.4(C)2(k), 4.6.4(C)2(l), 4.6.4(C)4, 4.6.4(C)6,
         4.6.4(C)7, 4.6.4(C)8, 4.6.4(C)9,

                  Sections 4.8.1(B)1, 4.8.1(D), 4.8.3, 4.8.4, 4.8.6(A)3,
         4.8.7(B), 4.8.7(C), 4.8.7(D), 4.8.7(E), 4.8.8, 4.8.8(A)1, 4.8.8(C),
         4.8.8(C)4, 4.8.8(C)5, 4.8.8(C)14, 4.8.8(C)16, 4.8.8(C)22, 4.8.8(C)23,
         4.8.8(D)2, 4.8.8(D)6,

         4,8.8(E), 4.8.8(E)16, 4.8.8(F), 4.8.8(F)1, 4.8.8(F)2, 4.8.8(F)3,
         4.8.8(F)4, 4.8.8(G), 4.8.8(H)8, 4.8.8(H)9, 4.8.8(H)10, 4.8.8(H)11,
         4.8.8(1), 4.8.8(J)8, 4.8.8(M), 4.9.1(F), 4.9.1 (F)5, 4.9.3(A),
         4.9.4(A), 4.9.5 and 4.10(E) attached hereto and incorporated herein.

5. ARTICLE 5, "ENROLLEE SERVICES," Sections 5.2(A)8 (DELETED); 5.3; 5.4(A); 5.5(A); 5.5(G)1(c); 5.5(G)1(c)i; 5.5(K); 5.5(P) (NEW);

                  Sections 5.8.1(A); 5.8.1(B); 5.8.1(D) (NEW); 5.8.1(E) (NEW);
         5.8.2; 5.8.2(I); 5.8.2(K); 5.8.2(T); 5.8.2(V); 5.8.2(TT)1; 5.8.2(CCC)
         (NEW); 5.10.2(A)1(b) (NEW); 5.10.3(A); 5.10.3(A)1; 5.10.3(C);

                  Sections 5.15.1 (A); 5.15.1(B); 5.15.2(A); 5.15.2(B)1
         (DELETED); (renumber remaining items); 5.15.2(B)6; 5.15.2(B)7; 5.15.2(C); 5.15.3(B); 5.15.3(C); 5.15.3(D); 5.15.4(B) and 5.16.1(C)

                  shall be amended as reflected in Article 5, Sections 5.2(A)8, 5.3, 5.4(A), 5.5(A), 5.5(G)1(c), 5.5(G)1(c)i, 5.5(K), 5.5(P),

                  Sections 5.8.1(A), 5.8.1(B), 5.8.1(D), 5.8.1(E), 5.8.2,
         5.8.2(I), 5.8.2(K), 5.8.2(T), 5.8.2(V), 5.8.2(TT)1, 5.8.2(CCC),

                  Sections 5.10.2(A)1(b), 5.10.3(A), 5.10.3(A)1, 5.10.3(C),
         5.15.1 (A), 5.15.1(B), 5.15.2(A), 5.15.2(B)1, 5.15.2(B)6, 5.15.2(B)7,
         5.15.2(C), 5.15.3(B), 5.15.3(C), 5.15.3(D), 5.15.4(B) and 5.16.1(C)
         attached hereto and incorporated herein.

6. ARTICLE 6, "PROVIDER INFORMATION," Section 6.2(A)18 (NEW); 6.5(D); 6.5(D)1 and 6.5(D)2
                  shall be amended as reflected in Article 6, Sections 6.2(A)18, 6.5(D), 6.5(D)1 and 6.5(D)2 attached hereto and incorporated herein.

7. ARTICLE 7, "TERMS AND CONDITIONS," Section 7.2(B)3; 7.2(B)5 (NEW) (renumber remaining items); 7.2(F); 7.2(G); 7.3(A); 7.4(E)1; 7.8(D);
         7.8(E); 7.11.2(A); 7.12(C)6 (NEW); 7.12(C)8 (NEW); 7.15(B);

                  Sections 7.16.8.1 (F) (NEW); 7.16.8.1(6) (NEW); 7.16.8.1 (H)
         (NEW); 7.16.8.2(A)1; 7.20.1 (B) (NEW); 7.20.2(B) (NEW); 7.20.2(C)
         (NEW);

                  Sections 7.26(F); 7.27.1(8) (DELETED AND REPLACED WITH NEW SECTION); 7.33(B)1 (NEW); 7.38.2(A)3 (NEW); 7.38.2(B); 7.38.2(D)3 and
         7.40(A)

                  shall be amended as reflected in Article 7, 7.2(8)3, 7.2(B)5, 7.2(F), 7.2(G),

                  Sections 7.3(A), 7.4(E)1, 7.8(D), 7.8(E), 7.11.2(A), 7.12(C)6,
         7.12(C)8, 7.15(B), 7.16.8.1(F), 7.16.8.1(G), 7.16.8.1(H),
         7.16.8.2(A)1,

                  Sections 7.20.1(B), 7.20.2(B), 7.20.2(C), 7.26(F), 7.27.1(B),
         7.33(B)1, 7.38.2(A)3, 7.38.2(B), 7.38.2(0)3 and 7.40(A) attached hereto and incorporated herein.

8. ARTICLE 8, "FINANCIAL PROVISIONS," Section 8.3.1; 8.5.1; 8.5.2 (NEW); 8.5.2.1; 8.5.2.2; 8.5.2.3; 8.5.2.4; 8.5.2.5; 8.5.2.6; 8.5.2.7; 8.5.2.8;
         8.5.2.9; 8,5.2.10 (NEW); 8,5.3 (NEW); 8.5.4; 8.5.5; 8.5.6; 8.5.7;
         8.5.8;

                  Sections 8.6 (DELETED AND REPLACED WITH NEW SECTION); 8.7(J)1; 8.8(C) and 8.8(D)
                  shall be amended as reflected in Article 8, Sections 8.3.1, 8.5.1, 8.5.2, 8,5.2.1, 8.5.2.2, 8.5.2.3, 8.5.2.4, 8.5.2,5, 8.5.2.6,
         8.5.2,7, 8.5.2.8, 8.5.2.9, 8.5.2.10, 8.5.3, 8.5.4, 8.5.5, 8.5.6, 8.5.7,
         8.5,8,

                  Sections 8.6, 8.7(J)1, 8.8(C) and 8.8(D) attached hereto and incorporated herein.

9.       APPENDIX, SECTION A, "REPORTS"

         -        Section A, Reports Narrative;

         -        A.0.0-Summary Table of Reports (DELETED);

         - A.4.1 - Provider Network File: Electronic Media Provider Files, Attachment A, Attachment B and Attachment E;

         - A.4,2 - Data Elements for Assessment of Provider Capacity by County (DELETED);

         - A.7.5 - Table 3: Grievance Summary (DELETED AND REPLACED WITH TABLES 3A, 3B, 3C);

         -        A.7.2 - Fraud and Abuse (ADDED SECTION C);

         - A.7.21 - Table 19: Income Statement by Rate Cell Grouping, Tables T- AF (NEW);

         -        A.7.23 (NEW) - Table 19T: Maternity Outcome Counts

                  shall be amended as reflected in Appendix, Section A, A.0.0, A.4.1, A.4.2, A.7.5, A.7.21 and A.7.23 attached hereto and incorporated herein.

10.      APPENDIX, SECTION B, "REFERENCE MATERIALS"

         -        B.2.2 - Pre-Contracting Checklist (DELETED);

         -        B.3.3 - Managed Care Medicaid Encounter Claims EMC Manual
                  (DELETED);

         - B.4.3 - ACIP Recommended Childhood and Adolescent Immunization Schedule (DELETED);

         - B.4.14 - New Jersey Modified QARI/QISMC Standards: Standard IX, E2; Standard X, A6, A13 (NEW);

         - B.5.2 - Cost-Sharing Requirements for NJ FamilyCare Plan C and Plan D Beneficiaries: Title; Plan H (DELETED); "No copayments shall be charged for the following services" (DELETED);

         -        B.7.1 - Physician Incentive Plan Provisions: VI.B.1(a), (b),
                  (c); VIII;

         -        B.7.2 - Provider Contract/Subcontract Provisions: 2; 2E;
                  2H(3), (4); 21(1), (2), (4), (5), (6), (7); 2J(1); 2K; 2Q(2);
                  2R(1), (3); 4B;

         - B.7.3 - Financial Guide for Reporting Medicaid/NJ FamilyCare Rate Cell Grouping Costs; and

         -        B.7.4 Agreed Upon Procedures For Rate Cell Cost Reports (NEW);

                  shall be amended as reflected in Appendix, Section B, B.2.2, B.3.3, B.4,3; B.4.14, B.5.2, B.7.1, B.7.2, B.7.3, and B.7.4 attached hereto and incorporated herein.

11. APPENDIX, SECTION C, "CAPITATION RATES," shall be revised as reflected in SFY 2004 Capitation Rates attached hereto and incorporated herein

Ail other terms and conditions of the October 1, 2000 contract and subsequent, amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

        UNIVERSITY HEALTH                               STATE OF NEW JERSEY
           PLANS, INC.                              DEPARTMENT OF HUMAN SERVICES

BY: Alexander McLean                        BY: /S/ Kathryn A. Plant
                                                --------------------------------
                                                KATHRYN A. PLANT

TITLE: President & CEO                      TITLE: DIRECTOR, DMAHS

DATE: 4/30/03                               DATE: 5/4/03

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: [ILLEGIBLE]
    ------------------------
    DEPUTY ATTORNEY GENERAL

DATE: 5/4/03